Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	AerCap Holdings N.V.
Entity Central Index Key	0001378789
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	149,232,426

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Assets
Cash and cash equivalents	$ 411,081		$ 404,450	[1],[2]
Restricted cash	237,325		222,464
Trade receivables, net of provisions of $2,606 and $3,530	16,063		49,055
Flight equipment held for operating leases, net	7,895,874		8,061,260
Net investment in direct finance leases	25,094		30,069
Notes receivable, net of provisions, of nil and nil	5,200		15,497
Prepayments on flight equipment	95,619		199,417
Investments	84,079		72,985
Goodwill			6,776
Intangibles	29,677		58,637
Inventory	13,953		121,085
Derivative assets	21,050		55,211
Deferred income taxes	91,258		94,560
Other assets	181,359		209,141
Total Assets	9,107,632		9,600,607
Liabilities and Equity
Accounts payable	4,142		16,045
Accrued expenses and other liabilities	74,458		121,389
Accrued maintenance liability	452,582		420,824
Lessee deposit liability	102,844		130,031
Debt	6,111,165	[3]	6,566,163
Accrual for onerous contracts	3,971		12,928
Deferred revenue	47,994		60,061
Derivative liabilities	27,159		55,769
Total Liabilities	6,824,315		7,383,210
Ordinary share capital, 0.01 par value (250,000,000 ordinary shares authorized, 149,232,426 ordinary shares issued and outstanding)	1,570		1,570
Additional paid-in capital	1,340,205		1,333,025
Treasury stock (9,332,982 ordinary shares)	(100,000)
Accumulated other comprehensive income (loss)	(8,513)		5,005
Accumulated retained earnings	1,043,974		871,750
Total AerCap Holdings N.V. shareholders' equity	2,277,236		2,211,350
Non-controlling interest	6,081		6,047
Total Equity	2,283,317		2,217,397
Total Liabilities and Equity	$ 9,107,632		$ 9,600,607

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[3]	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.

Consolidated Balance Sheets (Parenthetical)(EUR (€)) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Ordinary share capital, par value	€ 0.01	€ 0.01
Ordinary share capital, shares authorized	250,000,000	250,000,000
Ordinary share capital, shares issued	149,232,426	149,232,426
Ordinary share capital, shares outstanding	149,232,426	149,232,426
Treasury stock, shares	9,332,982

Consolidated Income Statements (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Revenues
Lease revenue	$ 1,050,536		$ 902,320	[1],[2],[3],[4]	$ 581,134	[1],[2]
Net gain on sale of assets	9,284		36,204	[1],[2],[3],[4]	40,243	[1],[2]
Management fee revenue	19,059		12,975	[1],[2],[3],[4]	12,964	[1],[2]
Interest revenue	2,761		3,913	[1],[2],[3],[4]	9,459	[1],[2]
Other revenue	12,283		3,866	[1],[2],[3],[4]	3,692	[1],[2]
Total Revenues	1,093,923		959,278	[1],[2],[3],[4]	647,492	[1],[2]
Expenses
Depreciation	361,210		307,706	[1],[2],[3],[4]	194,161	[1],[2]
Asset impairment	15,594		10,905	[1],[2],[3],[4]	18,833	[1],[2]
Interest on debt	292,486		233,985	[1],[2],[3],[4]	86,193	[1],[2]
Operating lease-in costs	12,069		12,332	[1],[2],[4]	13,090	[1],[2]
Leasing expenses	58,432		55,458	[1],[2],[4]	52,041	[1],[2]
Provision for doubtful accounts	3,335		39	[1],[2],[4]	(29)	[1],[2]
Selling, general and administrative expenses	120,746	[5]	80,627	[1],[2],[3],[4],[5]	76,628	[1],[2],[5]
Other expenses					2,965	[1],[2]
Total Expenses	863,872		701,052	[1],[2],[3],[4]	443,882	[1],[2]
Income from continuing operations before income taxes and income of investments accounted for under the equity method	230,051		258,226	[1],[2],[3],[4]	203,610	[1],[2]
Provision for income taxes	(15,460)		(22,194)	[1],[2],[3],[4]	(953)	[1],[2]
Net income of investments accounted for under the equity method	10,904		3,713	[1],[2],[3],[4]	983	[1],[2]
Net Income from continuing operations	225,495		239,745	[1],[2],[3],[4]	203,640	[1],[2]
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	(52,745)		(3,199)	[1],[2],[3],[4]	2,731	[1],[2]
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses			274	[1],[2],[3],[4]
Net Income	172,750		236,820	[1],[2],[3],[4],[6],[7]	206,371	[1],[2]
Net income attributable to non-controlling interest	(526)		(29,247)	[1],[2],[3],[4]	(41,205)	[1],[2]
Net income attributable to AerCap Holdings N.V.	$ 172,224		$ 207,573	[1],[2],[3],[4]	$ 165,166	[1],[2]
Total earnings per share, basic and diluted	$ 1.17		$ 1.81	[1],[2],[3],[4]	$ 1.94	[1],[2]
Earnings (loss) per share from discontinued operations, basic and diluted	$ (0.36)		$ (0.03)	[1],[2],[3],[4]	$ 0.03	[1],[2]
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$ 1.53		$ 1.84	[1],[2],[3],[4]	$ 1.91	[1],[2]
Weighted average shares outstanding, basic and diluted	146,587,752		114,952,639	[1],[2],[3],[4]	85,036,957	[1],[2]

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").
[5]	Includes share based compensation of $3.0 million ($2.6 million, net of tax), $2.9 million ($2.5 million, net of tax) and $6.2 million ($5.4, net of tax) in the years ended December 31, 2009, 2010 and 2011 respectively.
[6]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[7]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Consolidated Income Statements (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Income Statements [Abstract]
Share based compensation expenses, before tax	$ 6,159,000	$ 2,875,000	$ 2,986,000
Share based compensation expenses, net of tax	$ 5,400,000	$ 2,500,000	$ 2,600,000

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Net income	$ 172,750		$ 236,820	[1],[2],[3],[4],[5],[6]	$ 206,371	[1],[2]
Adjustments to reconcile net income to net cash provided by operating activities:
Amalgamation gain			(31,023)	[4],[5]
Depreciation	384,855		333,754	[4],[5]	220,996
Asset impairment	24,496		14,437	[4],[5]	32,574
Amortization of debt issuance costs	33,001		26,410	[4],[5]	16,364
Amortization of intangibles	17,319		22,070	[4],[5]	15,701
Provision for doubtful accounts	4,843		1,312	[4],[5]	1,364
Capitalized interest on pre-delivery payments	(675)		(590)	[4],[5]	(1,106)
Gain on disposal of assets	(12,939)		(37,203)	[4],[5]	(36,007)
Loss on discontinued operations (AeroTurbine)	52,745
Mark-to-market of non-hedged derivatives	23,167		769	[4],[5]	(18,929)
Deferred taxes	23,892		17,707	[4],[5]	2,228
Share-based compensation	6,236		3,402	[4],[5]	3,910
Changes in assets and liabilities:
Trade receivables and notes receivable, net	(16,434)		(371)	[4],[5]	(6,686)
Inventories	(18,100)		3,183	[4],[5]	35,238
Other assets and derivative assets	(41,056)		(8,320)	[4],[5]	(7,236)
Other liabilities	(23,255)		45,073	[4],[5]	(37,224)
Deferred revenue	(9,289)		14,182	[4],[5]	(1,613)
Net cash provided by operating activities	621,556		641,612	[4],[5]	425,945
Purchase of flight equipment	(763,159)		(1,939,874)	[4],[5]	(1,264,446)
Proceeds from sale/disposal of assets	140,785		664,218	[4],[5]	153,481
Prepayments on flight equipment	(47,077)		(140,094)	[4],[5]	(453,305)
Purchase of subsidiaries, net of cash acquired (*)			103,691	[4],[5]
Purchase of investments	(2,500)		(7,500)	[4],[5]
Proceeds from the disposal of subsidiaries, net of cash disposed	119,917
Purchase of intangibles			(9,006)	[4],[5]
Movement in restricted cash	(15,831)		(50,262)	[4],[5]	(27,349)
Net cash used in investing activities	(567,865)		(1,378,827)	[4],[5]	(1,591,619)
Issuance of debt	1,672,089		2,324,609	[4],[5]	2,431,839
Repayment of debt	(1,626,556)		(1,485,690)	[4],[5]	(1,414,456)
Debt issuance costs paid	(37,306)		(60,889)	[4],[5]	(32,723)
Maintenance payments received	110,358		90,165	[4],[5]	72,920
Maintenance payments returned	(54,751)		(42,250)	[4],[5]	(46,897)
Security deposits received	20,135		29,535	[4],[5]	42,169
Security deposits returned	(37,190)		(39,710)	[4],[5]	(12,840)
Repurchase of shares	(100,000)
Issuance of equity interests (**)			110,243	[4],[5]
Capital contributions from non-controlling interests			32,375	[4],[5]	111,700
Net cash (used in) provided by financing activities	(53,221)		958,388	[4],[5]	1,151,712
Net increase (decrease) in cash and cash equivalents	470		221,173	[4],[5]	(13,962)
Effect of exchange rate changes	6,161		660	[4],[5]	3,016
Cash and cash equivalents at beginning of period	404,450	[4],[5]	182,617	[4],[5]	193,563
Cash and cash equivalents at end of period	411,081		404,450	[4],[5]	182,617	[4],[5]
* Purchase of subsidiaries, net of cash acquired:
Fair value of net assets acquired			(403,350)	[4]
Amalgamation gain			31,023	[4]
Cash acquired			103,691	[4]
**The issuance of equity interest is a net presentation of the following items:
Purchase of non-controlling interests			(262,092)	[4]
Purchase of investments			(41,041)	[4]
Supplemental cash flow information:
Interest paid	224,129		185,106	[4]	100,012
Taxes paid (received)	135		641	[4]	(3,446)
Purchase Of Subsidiaries [Member]
* Purchase of subsidiaries, net of cash acquired:
Consideration paid			372,327	[4]
Issuance of Equity Interest [Member]
* Purchase of subsidiaries, net of cash acquired:
Consideration paid			$ 413,376	[4]

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[5]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[6]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Consolidated Statements Of Cash Flows (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010
Consideration paid, shares issued	149,232,426
Amalgamation gain, transaction expenses	$ 30,749
Amalgamation gain, net of transaction expenses	274
Amalgamation gain	$ 31,023	[1],[2]
Purchase Of Subsidiaries [Member]
Consideration paid, shares issued	34,400,000
Sale of stock, price per share	$ 10.83
Issuance of Equity Interest [Member]
Consideration paid, shares issued	29,800,000
Sale of stock, price per share	$ 13.85

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Consolidated Statements Of Equity (USD $) In Thousands, except Share data, unless otherwise specified		Share Capital [Member]	Additional Paid-In Capital [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income [Member]	Retained Earnings [Member]	AerCap Holdings N.V. Shareholders' Equity [Member]	Non-Controlling Interest [Member]	Total
Balance at Dec. 31, 2008		$ 699	$ 609,327			$ 499,011	$ 1,109,037	$ 17,018	$ 1,126,055
Balance, shares at Dec. 31, 2008		85,036,957
Share-based compensation			3,910				3,910		3,910
Default AerVenture partner	[1]		25,078				25,078	(25,078)
Sale to new AerVenture partner	[2]		(45,182)				(45,182)	74,578	29,396
Capital contributions from non-controlling interests								47,600	47,600
Comprehensive income:
Net income for the period						165,166	165,166	41,205	206,371	[3],[4]
Comprehensive income						165,166	165,166
Balance at Dec. 31, 2009		699	593,133			664,177	1,258,009	155,323	1,413,332
Balance, shares at Dec. 31, 2009		85,036,957
Share-based compensation			2,842				2,842		2,842
Issuance of equity capital		871	784,832				785,703		785,703
Issuance of equity capital, shares		64,195,469					785,703,000
Purchase of non-controlling interests	[5]		(49,854)				(49,854)	(214,439)	(264,293)
Sale to joint venture partner			2,072				2,072	(2,072)
Capital contributions from non-controlling interests								37,988	37,988
Comprehensive income:
Net change in fair value of derivatives, net of tax	[6]				5,005		5,005		5,005
Net income for the period						207,573	207,573	29,247	236,820	[10],[3],[4],[7],[8],[9]
Comprehensive income					5,005	207,573	212,578	29,247	241,825
Balance at Dec. 31, 2010		1,570	1,333,025		5,005	871,750	2,211,350	6,047	2,217,397
Balance, shares at Dec. 31, 2010		149,232,426
Share-based compensation			7,180				7,180		7,180
Purchase of treasury stock				(100,000)			(100,000)		(100,000)
Sale of non-controlling interests								(492)	(492)
Comprehensive income:
Net change in fair value of derivatives, net of tax	[6]				(13,518)		(13,518)		(13,518)
Net income for the period						172,224	172,224	526	172,750
Comprehensive income					(13,518)	172,224	158,706	526	159,232
Balance at Dec. 31, 2011		$ 1,570	$ 1,340,205	$ (100,000)	$ (8,513)	$ 1,043,974	$ 2,277,236	$ 6,081	$ 2,283,317
Balance, shares at Dec. 31, 2011		149,232,426

[1]	In March 2009, the 50% joint venture partner in AerVenture, LoadAir failed to make $80.0 million in required capital contributions to AerVenture, and as a result, LoadAir lost its voting rights and economic rights in AerVenture with the exception of certain rights to limited residual payments upon liquidation of AerVenture. As of March 31, 2009 AerVenture was a wholly owned subsidiary. The default of LoadAir increased shareholders' Equity by $25,078, through the elimination of the related non-controlling interest.
[2]	In June 2009, we sold 50% of AerVenture to Waha. The sale decreased shareholders' Equity by $45,182, through the establishment of the related non-controlling interest in accordance with ASC 810.
[3]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[4]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[5]	In November 2010, we repurchased Waha's 50% equity interest in AerVenture. The purchase is accounted for as an equity transaction and no gain or loss was recorded in accordance with ASC 810.
[6]	In 2010 and 2011 we entered into interest rate swaps for which we achieved cash flow hedge accounting treatment. During 2011 and 2010 no amounts were reclassified from accumulated other comprehensive income to the income statement.
[7]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[8]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[9]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[10]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Consolidated Statements Of Equity (Parenthetical) (USD $)	1 Months Ended		12 Months Ended		1 Months Ended
	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2009 AerVenture [Member]	Nov. 30, 2010 AerVenture [Member]	Mar. 31, 2009 AerVenture [Member]
Net change in fair value of derivatives			$ 1,913,000	$ 715,000
Equity investment, ownership percentage						50.00%	50.00%
Equity investment, ownership percentage sold					50.00%
Required capital contributions by joint venture partner		80,000,000
Increase (decrease) in shareholders' equity	$ (45,182,000)	$ 25,078,000

General	12 Months Ended
Dec. 31, 2011
General [Abstract]
General

1. General

The Company

We are an independent aircraft leasing company with $9.1 billion of total assets on our balance sheet mainly consisting of 251 aircraft. We are a New York Stock Exchange-listed company (AER) headquartered in The Netherlands with offices in Ireland, the United States, China, Singapore and the United Arab Emirates.

These consolidated financial statements include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. is a Netherlands public limited liability company ("naamloze vennootschap or N.V.") formed on July 10, 2006 for the purpose of acquiring all of the assets and liabilities of AerCap Holdings C.V. AerCap Holdings C.V. is a limited partnership ("commanditaire vennootschap") formed under the laws of The Netherlands on June 27, 2005 for the purposes of acquiring the share capital, subordinated debt and senior debt of debis AirFinance B.V. ("AerCap B.V."), which occurred on June 30, 2005 (the "2005 Acquisition"). In anticipation of our initial public offering, we changed our corporate structure from a Netherlands partnership to a Netherlands public limited liability company. This change was effected through the acquisition of all of the assets and liabilities of AerCap Holdings C.V. by AerCap Holdings N.V. on October 27, 2006. In accordance with ASC 805, "Business Combinations", this acquisition was a transaction under common control and accordingly, AerCap Holdings N.V. recognized the acquisition of the assets and liabilities of AerCap Holdings C.V. at their carrying values and no goodwill or other intangible assets were recognized.

Variable interest entities

As further discussed in Note 14, we hold equity and subordinated debt investments in ALS I, ALS II and AerFunding. ALS I, ALS II and AerFunding are variable interest entities and we account for investments in variable interest entities in accordance with ASC 810, Consolidation. As their primary beneficiaries of ALS I, ALS II and AerFunding under ASC 810, we consolidate the accounts of these entities in our accounts since their inception dates.

In May 2006, we signed a joint venture agreement with China Aviation Supplies Holding Company ("China Aviation") and affiliates of Crédit Agricole establishing AerDragon ("AerDragon"). AerDragon is 50% owned by China Aviation and 25% owned by each of us and Crédit Agricole. The joint venture owned 17 aircraft as of December 31, 2011. We act as guarantor to the lenders of AerDragon related to debt secured by the aircraft which AerDragon purchased directly from us. We provide certain aircraft and accounting related services to the joint venture. We have determined that AerDragon is a variable interest entity. AerCap further determined that it is not the primary beneficiary of AerDragon and accordingly, we account for our investment in AerDragon according to the equity method. With the exception of debt for which we act as guarantor, the obligations of AerDragon are non-recourse to us. At December 31, 2011, our maximum exposure to losses incurred by AerDragon consists of the carrying amount of our equity investment of $36.5 million and the face value of the debt guaranteed of $21.8 million, totaling $58.3 million.

In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture entered into between us and Deucalion Aviation Funds, acquired a portfolio of 19 aircraft from TUI Travel. The aircraft acquired are leased back to TUI Travel for varying terms. The aircraft portfolio was financed through a $425.7 million senior debt facility and $125.6 million of subordinated debt consisting of $62.8 million from us and $62.8 million from our joint venture partner. Under certain circumstances and at certain times, if the joint venture cannot meet its obligations under the senior debt facility, and the joint venture partners do not make additional subordinated capital available to the joint venture, AerCap can be required to purchase the aircraft from the joint venture for a price equal to the outstanding senior debt facility balance plus certain expenses and taxes in connection with the purchase. We have also entered into agreements to provide management and marketing services to AerCap Partners I. We have determined that AerCap Partners I is a variable interest entity for which we are the primary beneficiary. As such, we have consolidated AerCap Partners I in our accounts.

                In 2010, we entered into three 50% joint ventures with three separate joint venture partners. The three joint ventures collectively own ten aircraft, consisting of three A330 aircraft, three A320 aircraft and four CRJ aircraft (joint venture with Waha). On June 1, 2011 we sold our 50% interest in three A330 aircraft that had been part of a joint venture. We have determined that the remaining two joint ventures are variable interest entities for which we are the primary beneficiary. As such, we have consolidated these two joint ventures in our accounts. In 2010, we also entered into a 40% joint venture with Waha, which owned 10 aircraft as of December 31, 2011. We have determined that the 40% joint venture is a variable interest entity. AerCap further determined that it's not the primary beneficiary of the 40% joint venture and accordingly, we account for our investment in the 40% joint venture according to the equity method.

                We also have an economic interest in AerCo. AerCo is a variable interest entity for which we determined that we are not the primary beneficiary and accordingly we do not consolidate AerCo in our consolidated financials statements. We have not assigned any value on our balance sheet for our investment in AerCo, because we do not expect to realize any value.

                The effect on equity attributable to us due to changes in ownership interest in subsidiaries can be summarized as follows:

	Year ended December 31,
	2009	2010	2011

Net income attributable to AerCap Holdings N.V.	$165,166	$207,573	$172,224

Transfer (to) from non controlling interest
Increase in AerCap Holdings N.V. paid-in capital as a result of a default of the joint venture partner in AerVenture	25,078	—	—
Decrease in AerCap Holdings N.V. paid-in capital for sale of 50% equity interest in AerVenture	(45,182)	—	—
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture	—	(49,854)	—
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture	—	2,072	—
Net transfers (to) from non-controlling interest	(20,104)	(47,782)	—
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers (to) from non-controlling interests	$145,062	$159,791	$172,224

Genesis Transaction

The Genesis Transaction completed on March 25, 2010 is fully reflected in all AerCap Holdings N.V. 2010 consolidated financial statements except for the first quarter 2010 income statement (including the number of outstanding shares used for earnings per share calculations) and cash flow statement. The amalgamation gain of $274 (net of transaction expenses) is reflected in one line item in the income statement and the impact of the Genesis Transaction on the cash flow statement was also reflected in a one line item (purchase of subsidiaries, net of cash acquired).

One important factor that led us to undertake the Genesis Transaction included the ability to achieve several key strategic and financial objectives in a single transaction, such as access to a significant amount of unrestricted cash without the dilutive impact on earnings per share as compared to other alternatives, the combination of Genesis' expected unrestricted cash generation with our growth outlook, the improvement of our quality of earnings, the increase in our global client base, significant cost synergies and improved stock trading liquidity for shareholders. We believe that the Genesis Transaction helped to create a company that is a leading participant in the aircraft leasing businesses, with a strong balance sheet and diversified and profitable business lines.

                The significant amalgamation gain resulted from the difference between the consideration paid and the fair value of net assets acquired as of March 25, 2010. The consideration for Genesis consisted of a fixed number of shares (one for one), which was agreed upon on September 17, 2009. The trading price of our shares and Genesis' shares was $8.81 and $8.45, respectively, on September 17, 2009. Due to the market conditions, both AerCap's and Genesis' share prices were trading at distressed levels and significantly below the book value of the shares. Subsequently, the consideration paid was determined by the trading price of our shares on the closing date of the transaction (March 25, 2010), multiplied by the agreed upon fixed number of shares. On March 25, 2010, the trading price of our shares was $10.83, which remained lower than the book value of our shares. This distressed share price multiplied by the fixed number of shares, resulted in a consideration paid of $372.3 million, which was significantly less than the fair market value of the net assets acquired of $403.4 million.

Waha Transaction

                On November 11, 2010, we completed a transaction with Waha. As part of this transaction, we issued approximately 29.8 million new shares to Waha. In exchange, we received $105 million in cash, Waha's 50% interest in the joint venture company AerVenture, a 40% interest in Waha's 10-aircraft portfolio and a 50% interest in Waha's 4-aircraft portfolio. As of December 31, 2010, AerVenture is wholly owned subsidiary of AerCap.

AeroTurbine Transaction

On August 2, 2011, we entered into an agreement with International Lease Finance Corporation ("ILFC") for the sale of our wholly-owned subsidiary AeroTurbine, Inc. The AeroTurbine transaction was completed on October 7, 2011. The purchase price for all of the outstanding shares of AeroTurbine was $228.0 million. As a result of the sale we recognized a loss from discontinued operations of $52.8 million in the year ended December 31, 2011. The loss consisted of: (1) $22.5 million of bank fees, legal fees and contractual incentive payments to AeroTurbine management, (2) a $8.7 million deferred tax asset write-off as a result of the transfer of tax losses to the buyer; and (3) a $21.6 million book loss. The sale resulted in a $119.9 million increase of our cash position, net of incentive payments and net of AeroTurbine's cash held at the transaction date. The completion of the sale followed receipt of all necessary regulatory approvals and satisfaction of all other closing conditions. As a result of the agreement with ILFC and based on ASC 205-20, which governs financials statements for discontinued operations, for all periods presented, we have reclassified the results of AeroTurbine into discontinued operations in Consolidated Income Statements. The Condensed Consolidated Income Statements for previous periods can be summarized as follows:

	Year ended December 31,
	2007	2008	2009	2010(1)

Revenues
Lease revenue	$495,340	$541,455	$581,134	$902,320
Net gain on sale of assets	103,455	77,107	40,243	36,204
Management fee revenue	14,343	11,749	12,964	12,975
Interest revenue	28,595	18,018	9,459	3,913
Other revenue	20,079	4,113	3,692	3,866
Total revenues	661,812	652,442	647,492	959,278
Expenses
Depreciation	129,294	154,130	194,161	307,706
Asset impairment	—	5,282	18,833	10,905
Interest on debt	227,765	208,914	86,193	233,985
Other expenses	33,941	59,843	68,067	67,829
Selling, general and administrative expenses	79,598	85,630	76,628	80,627
Total expenses	470,598	513,799	443,882	701,052
Income from continuing operations before income taxes and income of investments accounted for under the equity method	191,214	138,643	203,610	258,226
Provision for income taxes	(17,080)	833	(953)	(22,194)
Net income of investments accounted for under the equity method	—	—	983	3,713
Net income from continuing operations	$174,134	$139,476	$203,640	$239,745
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	13,164	1,447	2,731	(3,199)
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses	—	—	—	274
Net income	$187,298	$140,923	$206,371	$236,820
Net loss (income) attributable to non-controlling interest, net of tax	1,155	10,883	(41,205)	(29,247)
Net income attributable to AerCap Holdings N.V.	$188,453	$151,806	$165,166	$207,573

Total earnings per share, basic and diluted	$2.22	$1.79	$1.94	$1.81
Earnings (loss) per share from discontinued operations, basic and diluted	$0.15	$0.02	$0.03	$(0.03)
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$2.07	$1.77	$1.91	$1.84

Weighted average shares outstanding, basic and diluted	85,036,957	85,036,957	85,036,957	114,952,639

(1)           Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

The Company's results from discontinued operations can be summarized as follows:

	Period ended
	December 31, 2009	December 31, 2010	October 7, 2011

Total revenues	$106,878	$89,861	$98,798

Loss from discontinued operations before taxes	5,672	(3,077)	(40,975)
Provision for income taxes	(2,941)	(122)	(11,770)
Income (loss) from discontinued operations, net of tax	2,731	(3,199)	(52,745)

                The carrying amounts of major classes of assets and liabilities as of December 31, 2010 are:

As of December 31, 2010
Assets
Flight equipment held for operating leases, net	$311,643
Inventory	103,363
Trade receivables, net of provisions	35,051
Cash and cash equivalents	35,362
Other assets	14,363

Liabilities
Debt	$291,628
Accrued expenses and other liabilities	16,313
Accounts payable	12,423
Accrued maintenance liability	8,306

                As at December 31, 2011 we did not have any assets or liabilities from discontinued operations in our Consolidated Balance Sheet.

Risks and uncertainties

                Aircraft leasing is a capital intensive business and we have significant capital requirements. In order to meet our forward purchase commitments, we will need to access committed debt facilities, secure additional financing for pre-delivery payment obligations, use our existing available cash balances, cash generated from aircraft leasing and sales, and, if necessary, the proceeds from potential capital market transactions. If we cannot meet our obligations under our forward purchase commitments, we will not recover the value of prepayments on flight equipment on our balance sheets and may be subject to other contract breach damages.

We are dependent upon the viability of the commercial aviation industry, which determines our ability to service existing and future operating leases of our aircraft. Although the aviation market recovered significantly from late 2009, a deterioration of economic conditions and the current increase in oil prices could cause our lessees to default under their leases with us, which could negatively impact our cash flows and results of operations. Furthermore, the value of the largest asset on our balance sheet—flight equipment held for operating leases—is subject to fluctuations in the values of commercial aircraft worldwide. A material decrease in aircraft values could have a downward effect on lease rentals and residual values and may require that the carrying value of our flight equipment be materially reduced.

The values of trade receivables, notes receivable, intangible lease premium assets and the provision for onerous contracts are dependent upon the financial viability of related lessees, which is directly tied to the health of the commercial aviation market worldwide.

We have significant tax losses carried forward in some of our subsidiaries, which are recognized as tax assets on our balance sheet. The recoverability of these assets is dependent upon the ability of the related entities to generate a certain level of taxable income in the future. If those entities cannot generate such taxable income, we will not realize the value of those tax assets and a corresponding valuation allowance and tax charge will be required.

We periodically perform reviews of the carrying values of our aircraft and customer receivables, inventory, the recoverable value of deferred tax assets and the sufficiency of accruals and provisions, substantially all of which are sensitive to the above risks and uncertainties.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. Summary of significant accounting policies

Basis for presentation

     Our financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

     We consolidate all companies in which we have a direct and indirect legal or effective control and all variable interest entities for which we are deemed the primary beneficiary under ASC 810. All intercompany balances and transactions with consolidated subsidiaries have been eliminated. The results of consolidated entities are included from the effective date of control or, in the case of variable interest entities, from the date that we are or become the primary beneficiary. The results of subsidiaries sold or otherwise deconsolidated are excluded from the date that we cease to control the subsidiary or, in the case of variable interest entities, when we cease to be the primary beneficiary.

     Other investments in which we have the ability to exercise significant influence and joint ventures are accounted for under the equity method of accounting.

The consolidated financial statements are stated in United States dollars, which is our functional currency.

Use of estimates

     The preparation of consolidated financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. For us, the use of estimates is or could be a significant factor affecting the reported carrying values of flight equipment, inventory, intangibles, goodwill, investments, trade and notes receivable, deferred tax assets and accruals and reserves. Management considers information available from professional appraisers, where possible, to support estimates, particularly with respect to flight equipment. Despite management's best efforts to accurately estimate such amounts, actual results could materially differ from those estimates.

     In the years ended December 31, 2010 and December 31, 2011, we changed our estimates of useful lives and residual values of certain older aircraft. The change in estimates is a result of the current market conditions that have negatively affected the useful lives and residual values for such aircraft. The effect on net income from continuing operations for the year ended December 31, 2011 was to reduce net income by $7.6 million, or $0.05 basic and diluted earnings per share.

Reclassifications

     Gain on sale of assets—We have historically presented its gain on sale of assets on a net basis, with the net book value of the asset being sold and related direct selling costs netted against sales consideration as gain on sale of assets. As a result of the acquisition of AeroTurbine, effective January 1, 2006, we changed our presentation of sales of aircraft on a gross basis in our Consolidated Income Statements. As a result of the disposal of AeroTurbine in the fourth quarter of 2011, we changed our presentation back to as it was before the AeroTurbine acquisition. This presentation has also been applied retrospectively in our Consolidated Income Statements to provide the reader with meaningful and comparable information.

     Cashflow—The Consolidated Statements of Cashflows for the years ended December 31, 2010 and December 31, 2009, include a reclassification, as compared to the 2010 20-F, of $59.2 million and $26.7 million respectively from net cash provided by financing activities to net cash provided by operating activities, to better reflect the operating income derived from maintenance receipts. There were no changes to the Consolidated Balance Sheets, Net Income or Total Equity as a result of these reclassifications in the respective periods.

Cash and cash equivalents

     Cash and cash equivalents include cash and highly liquid investments with an original maturity of three months or less. A portion of our cash and cash equivalents is held by subsidiaries and access to such cash by us for group purposes is limited.

Restricted cash

Restricted cash includes cash held by banks that is subject to withdrawal restrictions.

Trade receivables

     Trade receivables represent unpaid, current lease obligations of lessees under existing lease contracts. Allowances are made for doubtful accounts where it is considered that there is a significant risk of non-recovery. The assessment of risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor's operating environment.

Flight equipment held for operating leases, net

     Flight equipment held for operating leases, including aircraft, is stated at cost less accumulated depreciation and impairment. Costs incurred in the acquisition of aircraft or related leases are included in the cost of the flight equipment and depreciated over the useful life of the equipment or term of the related lease. In instances where the purchase price includes additional consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated cost is recognized as an intangible lease premium which is amortized over the term of the related lease. The cost of improvements to flight equipment are normally expensed unless the improvement materially increases the long-term value of the flight equipment or extends the useful life of the flight equipment. In instances where the increased value benefits the existing lease, such capitalized cost is depreciated over the life of the lease. Otherwise, the capitalized cost is depreciated over the remaining useful life of the aircraft. Flight equipment acquired is depreciated over the assets' useful life, based on 25 years from the date of manufacture, using the straight-line method to the estimated residual value. The current estimates for residual (salvage) values for most aircraft types are 15% of original manufacture cost. Differences between our estimates of useful lives and residual values and actual experience may result in future impairments of aircraft and/or additional gains or losses upon disposal. We review residual values of aircraft periodically based on our knowledge of current residual values and residual value trends to determine if they are appropriate and record adjustments as necessary.

     We apply ASC 360, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of and requires that all long-lived assets be evaluated for impairment where circumstances indicate that the carrying amounts of such assets may not be recoverable. We normally evaluate these events and circumstances on an annual basis. However, given current market conditions the evaluation is performed on a quarterly basis. The review for recoverability includes an assessment of the estimated future cash flows associated with the use of an asset and its eventual disposal. The assets are grouped at the lowest level for which identifiable cash flows are largely independent of other groups of assets. In relation to flight equipment on operating lease, the impairment assessment is performed on each individual aircraft. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized. The loss is measured as the excess of the carrying amount of the impaired asset over its fair value.

     Fair value reflects the present value of cash expected to be received from the aircraft in the future, including its expected residual value discounted at a rate commensurate with the associated risk. Future cash flows are assumed to occur under then current market conditions and assume adequate time for a sale between a willing buyer and a willing seller. Expected future lease rates are based on all relevant information available, including current contracted rates for similar aircraft, appraisal data and industry trends. Residual (salvage) value assumptions generally reflect an aircraft's booked residual, except where more recent industry information indicates a different value is appropriate. We generally focus our impairment assessment on older aircraft as the cash flows supporting the carrying value of such older aircraft are more dependent upon current lease contracts, which leases are more sensitive to weaknesses in the global economic environment. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

Notes receivable

     Notes receivable arise primarily from the restructuring and deferring of trade receivables from lessees experiencing financial difficulties. Allowances are made for doubtful accounts where there is a significant risk of non-recovery of the note receivable. The assessment of the risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor's operating environment.

Capitalization of interest

     We capitalize interest related to progress payments made in respect of flight equipment on forward order and add such amount to prepayments on flight equipment. The amount of interest capitalized is the actual interest costs incurred on funding specific to the progress payments or the amount of interest costs which could have been avoided in the absence of such progress payments.

Investments

     We may hold debt and equity interests in third parties, including interests in asset securitization vehicles. In instances where those interests are in the form of debt securities or equity securities that have readily determinable fair values, we apply the provisions of ASC 320 and designate each security as either held to maturity or available for sale securities.

     We report equity investments where the fair value is not readily determinable at cost, reduced for any other than temporary impairment.

     We evaluate our investments in all debt and equity instruments regularly for other than temporary impairments in their carrying value and record a write-down to estimated fair market value as appropriate.

Goodwill

     Goodwill represents the excess of the cost of acquisition of subsidiaries over the fair value of identifiable net assets at the dates of acquisition. Goodwill is not amortized, but is tested for impairment annually or more often when events or circumstances indicate that there may have been impairment.

Definite-lived intangible assets

     We recognize intangible assets acquired in a business combination in accordance with the principles of ASC 805. The identified intangible assets are recorded at fair value on the date of acquisition. The rate of amortization of definite-lived intangible assets is calculated with reference to the period over which we expect to derive economic benefits from such assets. In instances where the purchase of flight equipment or the allocated fair value in a business combination includes consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated costs are recognized as an intangible lease premium asset and amortized on a straight-line basis over the term of the related lease as a reduction of lease revenue. Similarly, we recognize a lease deficiency liability as part of accrued expenses and other liabilities for lease contracts where the terms of the lease contract are unfavorable to market terms and amortize the liability over the term of the related lease as an addition to lease revenue. We consider lease renewals on a lease by lease basis. We generally do not assume lease renewals in the determination of the lease premiums or deficiencies given a market participant would expect the lessee to renegotiate the lease on then market terms. We evaluate all definite-lived intangible assets for impairment in accordance with ASC 360.

Inventory

Inventory, which consists primarily of engine and airframe parts, is valued at the lower of cost or market value.

Derivative financial instruments

     We use derivative financial instruments to manage our exposure to interest rate risks and foreign currency risks. Derivatives are accounted for in accordance with ASC 815. All derivatives are recognized on the balance sheet at their fair value. The fair value of derivative instruments under hedge accounting treatment includes a consideration of the credit rating and risk attaching to the counterparty of the derivative contract. We have considered both the quantitative and qualitative factors when determining our counterparty credit risk.

     When cash flow hedge accounting treatment is achieved under ASC 815, the changes in fair values related to the effective portion of the derivatives are recorded in accumulated other comprehensive income, and the ineffective portion is recognized immediately in income. Changes in fair value related to the effective portion of the derivatives are reclassified out of accumulated other comprehensive income into income for any ineffective portion of the derivative contract which is calculated at each quarter end. Amounts reflected in accumulated other comprehensive income related to the effective portion are reclassified into earnings in the same period or periods during which the hedged transactions affects earnings.

     We discontinue hedge accounting prospectively when (i) we determine that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its fair value on the balance sheet, recognizing changes in the fair value in current-period earnings. The remaining balance in accumulated other comprehensive income at the time we discontinue hedge accounting is not recognized in the income statement unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in earnings when earnings are affected by the hedged transaction.

     When cash flow hedge accounting treatment is not achieved under ASC 815, the changes in fair values between periods are recognized as a reduction or increase of interest expense on the income statement.

     Net cash received or paid under derivative contracts where material in any reporting period is classified as operating cash flow in our consolidated cash flow statements.

Deferred income taxes (assets and liabilities)

     We report deferred taxes of our taxable subsidiaries resulting from the temporary differences between the book values and the tax values of assets and liabilities using the liability method. The differences are calculated at nominal value using the enacted tax rate applicable at the time the temporary difference is expected to reverse. Deferred tax assets attributable to unutilized losses carried forward or other timing differences are reduced by a valuation allowance if it is more likely than not that such losses will not be utilized to offset future taxable income.

Other assets

     Other assets consist of receivables from aircraft manufacturers, prepayments, debt issuance costs, interest and other receivables and other tangible fixed assets. Other tangible fixed assets consist of computer equipment, motor vehicles and office furniture and are valued at acquisition cost and depreciated at various rates between 16% to 33% per annum over the assets' useful lives using the straight-line method. We capitalize costs incurred in arranging financing as debt issuance costs. Debt issuance costs are amortized to interest expense over the term of the related financing.

Accrued maintenance liability

     In all of our aircraft leases, the lessees are responsible for maintenance and repairs of our flight equipment and related expenses during the term of the lease. In some instances, we may incur maintenance and repair expenses for off-lease aircraft. We recognize leasing expenses in our income statement for all such expenditures. In many operating lease and finance lease contracts, the lessee has the obligation to make a periodic payment of supplemental maintenance rent which is calculated with reference to the utilization of airframes, engines and other major life-limited components during the lease. Up to July 2008 we did not recognize such supplemental rent received as revenue, but as an accrued maintenance liability. From July 1, 2008 forward the Company changed the estimate of the amount of maintenance rent expected to be reimbursed to lessees. The change in estimate arose from the implementation of an improved model used to forecast future maintenance reimbursements. AerCap records as revenue all maintenance rent receipts not expected to be repaid to lessees. We estimate the total amount of maintenance reimbursements for the entire lease and only record revenue after we have received enough maintenance rent under a particular lease to cover the estimated total amount of revenue reimbursements. In these leases, upon lessee presentation of invoices evidencing the completion of qualifying maintenance on the aircraft, we make a payment to the lessee to compensate for the cost of the maintenance, up to the maximum of the supplemental maintenance rental payments made with respect to the lease contract.

     In most lease contracts not requiring the payment of supplemental rents, the lessee is required to re-deliver the aircraft in a similar maintenance condition (normal wear and tear excepted) as when accepted under the lease, with reference to major life-limited components of the aircraft. To the extent that such components are redelivered in a different condition than at acceptance, there is an end-of-lease compensation adjustment for the difference at redelivery. We recognize receipts of end-of-lease compensation adjustments as lease revenue when received and payments of end-of-lease adjustments as leasing expenses when paid.

     In addition, we may be obligated to make additional payments to the lessee for maintenance related expenses (lessor maintenance contributions or top-ups) primarily related to usage of major life-limited components occurring prior to entering into the lease. We account for planned major maintenance activities such as lessor contributions and top-ups based on the expense as incurred method in accordance with the Airline Audit and Accounting Guide. We record a charge to leasing expenses at the time of the occurrence of a lessor contribution or top-up payment, except in instances where we have established an accrual as an assumed liability for such payment in connection with the purchase of an aircraft with a lease attached, in which case such payments are charged against the existing accrual.

     For all of our lease contracts, any amounts of accrued maintenance liability existing at the end of a lease are released and recognized as lease revenue at lease termination. When flight equipment is sold, the portion of the accrued maintenance liability which is not specifically assigned to the buyer is released from the balance sheet and recognized as net gain on sale of assets as part of the sale of the flight equipment.

Accrual for onerous contracts

     We make an accrual for onerous contracts where the undiscounted costs of performing under a contract or series of related contracts exceed the undiscounted benefits expected to be derived from such contracts. In connection with a purchase business combination, accruals are recorded at the present value of such differences.

Revenue recognition

     As lessor, we lease flight equipment principally under operating leases and report rental income ratably over the life of the lease as it is earned. We account for lease agreements that include step rent clauses on a straight line basis. Lease agreements for which base rent is based on floating interest rates are included in minimum lease payments based on the floating interest rate existing at the inception of the lease; any increases or decreases in lease payments that result from subsequent changes in the floating interest rate are contingent rentals and are recorded as increases or decreases in lease revenue in the period of the interest rate change. In certain cases, leases provide for rentals based on usage. The usage may be calculated based on hourly usage or on the number of cycles operated, depending on the lease contract. We cease revenue recognition on a lease contract when the collectability of such rentals is no longer reasonably assured. For past-due rentals which have been recognized as revenue, provisions are established on the basis of management's assessment of collectability and to the extent such rentals exceed related security deposits held, and are recorded as expenses on the income statement.

     Most of our lease contracts require payment in advance. Rentals received, but unearned under these lease agreements are recorded as deferred revenue on the balance sheet.

     Net gain on sale of assets originate from the sale of aircraft, engines and parts and are recognized when the delivery of the relevant asset is complete and the risk of loss has transferred to the buyer.

     Revenues from direct finance leases are recognized on the interest method to produce a level yield over the life of the finance lease. Expected unguaranteed residual values of leased assets are based on our assessment of residual values and independent appraisals of the values of leased assets remaining at expiration of the lease terms.

     Revenue from secured loans, notes receivables and other interest bearing instruments is recognized on an effective yield basis as interest accrues under the associated contracts. Revenue from lease management fees is recognized as income as it accrues over the life of the contract. Revenue from the receipt of lease termination penalties is recorded at the time cash is received or when the lease is terminated, if collection is reasonably assured. Other revenue includes any net gains we generate from the sale of aircraft related investments, such as our subordinated interests in securitization vehicles and notes, warrants or convertible securities issued by our lessees, which we receive from lessees as compensation for amounts owed to us in connection with lease restructurings.

Share-based compensation

     We account for share-based compensation in accordance with ASC 718. Accordingly, we recognize compensation expense when it becomes probable that participants in share-based incentive plans, who hold direct or indirect equity interests in our shares or options to acquire such shares, will be able to achieve fair value. The amount of such expense is determined by reference to the fair value of the share or share option on the date of grant. The timing of expense recognition is determined with reference to the timing of lapsing of restrictions on restricted shares and vesting on share options, including the lapsing of repurchase rights which allow other parties to repurchase participants' shares at less than fair market value.

Foreign currencies

     Foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at the time the transaction took place or at the rates of exchange under related forward contracts where such contracts exist. Subsequent receivables or payables resulting from such foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at each balance sheet date. All resulting exchange gains and losses are taken to the income statement under selling, general and administrative expenses.

Variable interest entities

We account for investments in variable interest entities in accordance with ASC 810, Consolidation.

Earnings Per Share

     Earnings per share is presented in accordance with ASC 260 which requires the presentation of "basic" earnings per share and "diluted" earnings per share. Basic earnings per share is computed by dividing income available to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. For the purposes of calculating diluted earnings per share, the denominator includes both the weighted average number of ordinary shares outstanding during the period and the weighted average number of potentially dilutive ordinary shares, such as share options.

Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash [Abstract]
Restricted Cash

3. Restricted cash

Restricted cash consists of the following at December 31:

	2010	2011
Cash securing our obligations under ECA-guaranteed financings	$36,703	$38,365
Cash securing our obligations under ALS I debt	39,770	39,331
Cash securing our obligations under ALS II debt	13,982	14,941
Cash securing our obligations under UBS revolving credit facility debt	56,594	58,591
Cash securing our obligations under Genesis Funding Limited ("GFL") securitization debt	18,526	24,564
Cash securing our obligations under TUI portfolio acquisition facility debt	11,608	11,747
Cash securing our obligations under other debt	47,745	54,742
Cash securing our obligations under the LILO head leases (Note 15) and cash securing the
guarantee of lease obligations/indebtedness of a LILO sublessee (Note 13)	6,837	—
Cash securing our obligations under derivative instruments (Note 11)	(11,380)	(7,170)
Other	2,079	2,214
	$222,464	$237,325

     The cash securing our obligations under all our debt facilities is restricted and can only be used to pay for operating expenses incurred by the respective financing vehicle and to pay for interest and debt amortization of the respective debt. The majority of the restricted cash represents collections of these structures in the previous period, which will be paid as interest and debt amortization at the next payment date. The cash securing our rights and obligations under derivative instruments relates to interest rate caps and swaps for which we had to pay cash into restricted cash accounts for the benefit of our counterparties or for which we received cash into restricted cash accounts from our counterparties for our benefit.

Trade Receivables, Net Of Provisions	12 Months Ended
Dec. 31, 2011
Trade Receivables, Net Of Provisions [Abstract]
Trade Receivables, Net Of Provisions

4. Trade receivables, net of provisions

Trade receivables consist of the following at December 31:

	2010	2011
Trade receivables	$51,661	$19,593
Provision for doubtful accounts	(2,606)	(3,530)
	$49,055	$16,063

     Trade receivables include amounts invoiced to lessees in respect of lease rentals and maintenance reserves. As of December 31, 2011, we did not have any trades receivables recorded in relation to lessee defaults.

The change in the provision for doubtful accounts is set forth below:

	Year ended December 31,
	2009	2010	2011
Provision at beginning of period	$11,983	$3,392	$2,606
Expense for doubtful accounts	(29)	39	3,335
Discontinued operations	992	1,128	(2,567)
Other(1)	(9,554)	(1,953)	156
Provision at the end of period	$3,392	$2,606	$3,530

(1)	Other includes direct write offs and cash accounting for certain trade receivables.

Flight Equipment Held For Operating Leases, Net	12 Months Ended
Dec. 31, 2011
Flight Equipment Held For Operating Leases, Net [Abstract]
Flight Equipment Held For Operating Leases, Net

5. Flight equipment held for operating leases, net

Movements in flight equipment held for operating leases during the periods presented were as follows:

	Year ended December 31,
	2009	2010	2011
Net book value at beginning of period	$3,989,629	$5,230,437	$8,061,260
Fair value of flight equipment acquired in acquisitions	—	1,337,412	—
Additions	1,649,520	2,531,719	882,625
Depreciation	(215,574)	(329,639)	(383,148)
Impairment (Note 22)	(32,378)	(11,764)	(23,323)
Disposals	(119,349)	(646,841)	(333,140)
Transfers to direct finance leases/flight equipment held for sale	—	(3,550)	—
Transfer to inventory	(41,411)	(46,514)	(11,430)
Sale of AeroTurbine	—	—	(296,970)
Net book value at end of period	$5,230,437	$8,061,260	$7,895,874
Accumulated depreciation/impairment at December 31, 2009, 2010 and 2011	$(542,309)	$(856,894)	$(1,060,416)

      At December 31, 2011, 245 out of our 251 owned aircraft and seven owned engines were on lease under operating leases to 89 lessees in 46 countries. The geographic concentrations of leasing revenues are set out in Note 19.

     Prepayments on flight equipment (including related capitalized interest) of $$375,690, $468,933 and $151,550 have been applied against the purchase of aircraft during the years ended December 31, 2009, 2010 and 2011, respectively.

     The following table indicates our contractual commitments for the prepayment and purchase of flight equipment in the periods indicated as of December 31, 2011:

	2012	2013	2014	Thereafter
Capital expenditures	$466,231	$220,648	$—	$294,793
Pre-delivery payments	31,320	57,742	91,119	18,224
	$497,551	$278,390	$91,119	$313,017

     As of December 31, 2011, we expect to make capital expenditures related to five A330, seven A320 aircraft and ten Boeing 737 aircraft (excluding the remaining 31 American Airlines purchase-leaseback Boeing 737 aircraft) in 2012 and thereafter. As we implement our growth strategy, currently focused on the mid- to long-term, and expand our aircraft portfolio, we expect our capital expenditures to increase in the future. We anticipate that we will fund these capital expenditures through internally generated cash flows, draw downs on our committed revolving credit facilities and the incurrence of bank debt, and other debt and equity issuances.

     Our current operating lease agreements expire over the next twelve years. The contracted minimum future lease payments receivable from lessees for equipment on non-cancelable operating leases at December 31, 2011 are as follows:

Contracted minimum future lease receivables
2012	$942,212
2013	891,168
2014	762,176
2015	646,514
2016	524,857
Thereafter	1,465,597
$5,232,524

     The titles to certain aircraft leased in the United States are held by a U.S. trust company as required by U.S. law. We are the beneficial owner of these aircraft and the aircraft are recorded under flight equipment held for operating lease on the consolidated balance sheets. The trust company is administered by a bank. The aircraft are segregated from the bank's assets and will not be considered part of the bank's bankruptcy estate in the event of a trustee bankruptcy.

Notes Receivable	12 Months Ended
Dec. 31, 2011
Notes Receivable [Abstract]
Notes Receivable

6. Notes receivable

Notes receivable consist of the following at December 31:

	2010	2011
Secured notes receivable	$5,114	$4,794
Notes receivable from lessee restructurings	10,383	406
	$15,497	$5,200

The minimum future receipts under notes receivable at December 31, 2011 are as follows:

Minimum future notes receivable

2012	$4,289
2013	911
2014	—
2015	—
2016	—
Thereafter	—
$5,200

Prepayments On Flight Equipment	12 Months Ended
Dec. 31, 2011
Prepayments On Flight Equipment [Abstract]
Prepayments On Flight Equipment

7. Prepayments on flight equipment

     In December 2005, we placed an order with Airbus for the forward purchase of 70 aircraft, including five aircraft subject to reconfirmation rights. ("2005 Forward Order"). During 2008 and the first two months of 2009, we notified Airbus that we would not take delivery of the five aircraft subject to reconfirmation rights. In 2009 four additional aircraft were added to the forward order. As of December 31, 2011, 52 aircraft had been delivered and 12 aircraft were sold. The remaining five A320 aircraft to be delivered as of December 31, 2011, are scheduled to be delivered between 2012 through 2013.

     In December 2006, we placed an order with Airbus to acquire 20 new A330 wide-body aircraft. In May 2007, we added an additional ten A330 aircraft to this order. In 2009, two additional A330 aircraft were added to the forward order. As of December 31, 2011, 27 aircraft had been delivered of which eight aircraft were sold and five aircraft remained to be delivered pursuant to the agreement. The remaining five aircraft are scheduled to be delivered in 2012.

     In 2010, we signed an agreement with Boeing covering the purchase of up to 15 Boeing 737-800 aircraft, consisting of ten firm aircraft delivering in 2015 and five purchase rights.

     In connection with the current forward order contracts, we are required to make scheduled prepayments toward these future deliveries (Note 5). A total amount of interest of $23,001, $7,978 and $4,439 was capitalized with respect to these payments for the years ended December 31, 2009, 2010 and 2011, respectively.

     Following is a summary of the movements in prepayments on flight equipment during the years ended December 31, 2009, 2010 and 2011:

	Year ended December 31,
	2009	2010	2011
Net book value at beginning of period	$448,945	$527,666	$199,417
Prepayments made	431,410	132,706	43,313
Prepayments applied against the purchase of flight equipment	(375,690)	(468,933)	(151,550)
Interest capitalized	23,001	7,978	4,439
Net book value at end of period	$527,666	$199,417	$95,619

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments

8. Investments

Investments consist of the following at December 31:

	2010	2011
25% equity investment in unconsolidated joint venture (AerDragon)	$30,332	$36,473
40% equity investment in unconsolidated joint venture (AerLift)	41,662	46,456
43% equity investment in unconsolidated joint venture (AerData)	991	1,150
	$72,985	$84,079

     Our equity investment in our unconsolidated joint ventures, AerDragon, AerLift and AerData, are accounted for under the equity method.

Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

9. Intangible assets

The following table presents details of amortizable intangible assets and related accumulated amortization:

	As of December 31, 2010
	Gross	Accumulated amortization	Net
Lease premiums	$73,673	$(27,448)	$46,225
Customer relationships—parts	19,800	(9,229)	10,571
Customer relationships—engines	3,600	(2,516)	1,084
FAA certificate at AeroTurbine	1,100	(343)	757
Non-compete agreement	1,100	(1,100)	—
Net book value at end of period	$99,273	$(40,636)	$58,637

	As of December 31, 2011
	Gross	Accumulated amortization	Net
Lease premiums	$67,882	$(38,204)	$29,677
Net book value at end of period	$67,882	$(38,204)	$29,677

The following table presents the changes to amortizable intangible assets during the periods indicated:

	Year ending December 31,
	2010	2011
Net carrying value at beginning of period	$31,399	$58,637
Fair value of intangibles acquired in acquisitions	42,975	—
Discontinued operations	—	(12,412)
Purchases of intangible lease premiums	9,006	—
Amortization	(22,070)	(15,375)
Impairment (Note 22)	(2,673)	(1,173)
Net carrying value at end of period	$58,637	$29,677

Future amortization of the intangible assets over the terms of their useful lives is as follows:

Amortization of intangible assets
2012	$11,578
2013	8,431
2014	6,137
2015	3,107
2016	424
Thereafter	—
$29,677

     The remaining weighted average amortization period for the amortizable intangible assets is 37 months (2010: 49 months). Please refer to Note 22 for the impairment analysis of intangible assets.

Inventory	12 Months Ended
Dec. 31, 2011
Inventory [Abstract]
Inventory

10. Inventory

Following are the major classes of inventory at December 31,

	2010	2011
Engine and airframe parts	$119,440	$13,953
Work-in-process	1,645	—
	$121,085	$13,953

                The decrease in inventory in the year ended December 31, 2011 is mainly caused by the AeroTurbine Transaction.

Derivative Assets And Liabilities	12 Months Ended
Dec. 31, 2011
Derivative Assets And Liabilities [Abstract]
Derivative Assets And Liabilities

11. Derivative assets and liabilities

     The objective of our hedging policy is to adapt a risk adverse position with respect to changes in interest rates and foreign currencies. We have entered into a number of interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. Furthermore we have entered into a number of foreign currency derivatives to hedge the current and future Euro - US Dollar exposure to our business. These derivative products can include interest rate swaps, caps, floors, options and forward contracts. As of December 31, 2011, we had interest rate swaps, caps and floors and several foreign currency forward contracts with a combined notional amount of $3.8 billion and a combined negative fair value of $6.1 million. The variable benchmark interest rates associated with these instruments ranged from one to six-month LIBOR.

     We have not applied hedge accounting under ASC 815 to any of the above mentioned caps and floors and to two interest rate swaps, which we acquired through the Genesis Transaction. The change in fair value of these derivatives, therefore, is recorded in the income statement as an increase/(decrease) in interest expense as specified below:

	Year ended December 31,
	2009	2010	2011
Change in fair value of interest rate caps and floors	$(23,692)	$27,720	$59,312
Change in fair value of interest rate swaps acquired in Genesis Transaction	—	(22,947)	(39,536)
	$(23,692)	$4,773	$19,776

     As of December 31, 2011 we had four interest rate swaps for which we achieved cash flow hedge accounting treatment. The four interest rate swaps had a combined notional amount of $0.5 billion and a combined negative fair value of $9.8 million as of December 31, 2011. As of December 31, 2010 we had two interest rate swaps for which we achieved cash flow hedge accounting treatment. The two interest rate swaps had a combined notional amount of zero and a combined positive fair value of $5.7 million as of December 31, 2010. The change in fair value related to the effective portion of these four interest rate swaps is recorded, net of tax, in accumulated other comprehensive income. We do not expect to reclassify amounts from accumulated other comprehensive income to net interest over the next 12 months. Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. Cash under such arrangements is included in restricted cash (Note 3).

     Counterparties to currency exchange and interest rate derivatives consist of major international financial institutions. The Company continually monitors its positions and the credit ratings of the counterparties involved and limits the amount of credit exposure to any one party. While the Company may be exposed to potential losses due to the credit risk of non-performance by these counterparties, losses are not anticipated. The Company closely monitors the credit risk associated with its counterparties and customers and to date has not experienced material losses.

     The maximum time period for which we hedge our exposure to forecasted transaction cash flows is 12 years, excluding the variability related to the payment of interest on floating rate debt obligations.

Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Assets

12. Other assets

Other assets consist of the following at December 31:

	2010	2011
Debt issuance costs	$152,001	$148,675
Other tangible fixed assets	9,634	3,802
Receivables from aircraft manufacturer	18,281	12,990
Prepaid expenses	5,539	4,601
Other receivables	23,686	11,291
	$209,141	$181,359

     Amortization of debt issuance costs was $16,364, $26,410 and $33,001 for the years ended December 31, 2009, 2010 and 2011 respectively. The unamortized debt issuance costs at December 31, 2011 amortize annually from 2012 through 2023.

Accrued Expenses And Other Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Liabilities [Abstract]
Accrued Expenses And Other Liabilities

13. Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2010	2011
Guarantee liability	$1,251	$—
Accrued expenses	73,691	29,682
Accrued interest	24,137	26,702
Lease deficiency	22,310	18,074
	$121,389	$74,458

     Accrued expenses— The decrease in accrued expenses in the year ended December 31, 2011 is mainly caused by the AeroTurbine Transaction.

     Lease deficiency—Lease deficiency represents lease rates for current lease contracts which are below current market rentals for the applicable aircraft at the time of purchase. The lease deficiency amortizes over the remaining term of the related lease agreements as a non-cash increase in lease revenue. The remaining weighted average amortization period for the lease deficiency is 109 (2010: 110) months.

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

14. Debt

Debt consists of the following as of December 31:

				Weighted
				average
				interest rate
				December 31,
	2010	2011	(1)	2011 (2)	Maturity
ECA-guaranteed financings	$1,577,325	$1,662,810		2.48%	2023
ALS I debt	806,574	640,332		0.53%	2032
ALS II debt	803,852	693,180		2.13%	2038
Revolving credit facility	591,676	461,421		3.18%	2016
GFL securitization debt	627,704	624,973		0.52%	2032
TUI portfolio acquisition facility	313,223	262,302		1.93%	2015
Skyfunding B737-800 acquisition facility	—	133,669		3.86%	2021
AT revolving credit facility	291,628	—		—	—
Subordinated debt joint ventures partners(3)	87,568	64,280		19.35%	2022
Other debt	1,466,613	1,568,198		4.19%	2023
	$6,566,163	$6,111,165

(1)	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.
(2)	The weighted average interest rate in the table above excludes the impact of derivative instruments, interest rate caps and interest rate swaps, which we hold to hedge our exposure to interest rates.
(3)	Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

     Aggregate maturities of debt and capital lease obligations (included in other debt) during the next five years and thereafter are as follows:

Debt
maturing
2012	$800,861
2013	731,267
2014	739,025
2015	1,093,315
2016	909,666
Thereafter	1,837,031
$6,111,165

     ECA-guaranteed financings – A320 aircraft —In April 2003, we entered into an $840.0 million export credit facility ("ECA Facility") for the financing of up to 20 A320 Airbus Family aircraft up to December 31, 2005. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. In January 2006, the ECA Facility was amended and extended to cover an additional nine aircraft and its size increased to a maximum of $1.2 billion. In November 2008, the export credit facility was further amended to cover an additional aircraft and the maximum amount of the facility remained unchanged. The terms of the lending commitment in the ECA Facility are such that the ECA only approve funding for aircraft that are due for delivery on a six-month rolling basis and have no obligation to fund deliveries beyond that time frame. The margin over three-month LIBOR ranges from 0.12% to 0.90%. We are obligated to repay principal on ECA loans over a ten or 12-year term. The ECA Facility contains certain net worth financial covenants, a breach of which would cause us to lose some of our operational flexibility under our leases, such as a requirement to grant pledges over certain bank accounts to the respective lenders. In addition, all loans under the ECA Facility contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

     The security structures of the ECA-guaranteed debt require that legal title to the aircraft be transferred to and held by a special purpose company controlled by the lenders. We have entered into head lease agreements on the subject aircraft which transfer the risk and rewards of ownership of the aircraft to us. Aircraft subject to these structures are recorded as flight equipment held for operating lease on our balance sheets. The obligations outstanding under the ECA financings are secured by a pledge of our shares to the lenders which hold legal title to the aircraft financed under the respective financing. The obligations of each of our aircraft-owning subsidiaries under the ECA Facility are guaranteed by us.

     ECA-guaranteed financings 2008—Airbus A330 and A320 family aircraft — In December 2008, we entered into a $1.4 billion export credit facility for the financing of up to 15 Airbus A330 aircraft. From time to time since 2008, the export credit facility has been further amended to cover certain additional Airbus A330 and A320 family aircraft and an ECA capital markets transaction in relation to three A330 aircraft. The maximum size of the facility was increased to $1.6 billion.

     Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. The margin over three-month LIBOR is 1.47%, and a significant tranche of this ECA debt has been fixed at a weighted average rate of 3.02%. The interest rates for the remaining loans will be agreed on a rolling basis. We are obligated to repay principal on ECA loans over a ten or 12-year term. The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under the 2008 export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

     The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We will enter into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary's obligations under the financings are guaranteed by us.

     ECA-guaranteed financings 2009 – A320 aircraft— In March 2009, we entered into a $846.0 million export credit facility for the financing of up to 20 Airbus A320 aircraft. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. The interest rate for the aircraft financed as of December 31, 2011, is fixed and floating, with the fixed rate tranche bearing a weighted average interest cost of 4.23%, and the floating rate tranche bearing an average margin of 1.11% over three month USD LIBOR. We are obligated to repay principal on ECA loans over a ten or 12-year term. The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under the 2009 export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

     The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We will enter into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary's obligations under the financings are guaranteed by us.

     As of December 31, 2011, five A320 family aircraft under this facility have been delivered from the manufacturer. Following the redemption of shares issued by AerVenture such that AerCap AerVenture Holding NV became the 100% owner of the issued share capital in AerVenture, this facility will no longer be utilized. Only the Export Credit 2008 facility will be available for the financing of future contracted Airbus deliveries subject to customary ECA conditions.

     At December 31, 2011, we had financed 44 aircraft under ECA-guaranteed financings. The net book value of aircraft pledged to the ECA was $2.0 billion at December 31, 2011.

     ALS I debt—Aircraft Lease Securitisation Limited ("ALS I") is a special purpose company incorporated with limited liability in Jersey, Channel Islands, on August 10, 2005. The share capital of ALS I is owned 95.1% by Jersey charitable trusts and 4.9% by AerCap Ireland and is a consolidated subsidiary. ALS I was formed for the purpose of raising securitized debt financing on 42 of our aircraft which were not then subject to other secured financings. On May 8, 2007, we completed a refinancing of ALS I with the issuance of $1.7 billion of securitized notes in one class of AAA-rated class G-3 floating rate notes. The proceeds from the refinancing were used to redeem all outstanding ALS I debt, other than the most junior class of notes, to refinance the indebtedness that had been incurred to purchase 24 previously acquired aircraft, and to finance the purchase of four additional new aircraft, increasing ALS I's aircraft portfolio size to 70 aircraft. As a result of the refinancing, in 2007, we recorded additional interest expense of $27.4 million related to the write-off of unamortized debt issuance costs. Following a number of aircraft sales, there are 51 aircraft in the ALS I portfolio as of December 31, 2011.

     The primary source of payments on the notes is lease payments on the aircraft owned by the subsidiaries of ALS I. We retained the most junior class of notes in the securitization, as a result of which we still consolidate ALS I's results in our financial statements. The net book value of the remaining 51 aircraft pledged as collateral for the securitization debt was $1.1 billion at December 31, 2011.

     ALS I is bankruptcy-remote from us and the lenders to ALS I may only look to proceeds derived from the 57 ALS I aircraft for repayment. The indenture agreement, which governs the securitized notes, require that ALS I hold a designated amount of cash aside in restricted accounts for future cash flow requirements of ALS I. All cash held by ALS I is recorded as restricted cash on our balance sheets. The indenture also requires ALS I to comply with a number of general and operating covenants.

     ALS II debt—On June 26, 2008, we completed a securitization in which Aircraft Lease Securitisation II Limited ("ALS II") issued securitized class A-1 notes and class A-2 notes, rated A+ by Standard & Poor's and A1 by Moody's. At closing in June 2008, the class A-1 notes each had an outstanding principal balance of zero, and were issued to commitment holders. The commitment holders committed to advance funds, subject to certain conditions.

     The principal balance of the class A-1 notes increased in an amount equal to the amount advanced by each commitment holder. Funded class A-1 notes may be exchanged for class A-2 notes subject to certain conditions. The class A-1 notes are ranked pari passu with the class A-2 notes.

     The advances made by the commitment holders were applied to purchase 30 aircraft from AerVenture Leasing 1 Limited, a subsidiary of AerVenture Limited (our consolidated joint venture). All 30 aircraft have been delivered to the transaction and the 30th aircraft was delivered in May 2010. The 30 aircraft are among the 70 aircraft being delivered by Airbus to AerVenture Limited between 2007 and 2011. The primary source of payments on the notes will be lease payments on the aircraft owned by subsidiaries of ALS II. The final maturity date of the notes will be June 26, 2038. During the year, a portion of A-1 notes were exchanged for A-2 notes.

     The notes are secured by security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of ALS II as well as by ALS II's subsidiaries' interests in leases of the aircraft they own, by cash held by or for them and by their rights under agreements with the service providers. Rentals and reserves paid under leases of the ALS II aircraft are placed in a collection account and paid out according to a priority of payments.

     At December 31, 2011 30 aircraft were financed in ALS II. The net book value of 30 aircraft pledged as collateral for the securitization debt was $1.1 billion at December 31, 2011.

     Revolving credit facility—AerFunding 1 Limited ("AerFunding") is a special purpose company incorporated with limited liability in Bermuda. The share capital of AerFunding is owned 95% by a charitable trust and 5% by AerCap Ireland; AerFunding is a consolidated subsidiary. AerFunding was formed for the purpose of acquiring used aircraft assets which we acquire in the market. AerFunding entered into a non recourse senior secured revolving credit facility during 2006 in the aggregate amount of up to $1.0 billion with a syndicate of financial institutions led by UBS.

     On June 10, 2010, the facility was amended and the revolving loans under the UBS revolving credit facility, which are divided into two classes, were amended. The maximum advance limit on class A loans was amended to $705.5 million from $830.0 million and the maximum advance limit on class B loans was amended to $144.5 million from $170.0 million. The borrowing period during which new advances may be made under the facility expired on May 9, 2011.

     On June 9, 2011, the facility was amended to allow for an additional two year revolving period with a three year term-out period, extending the transaction to June 2016. The maximum facility size was amended to $775.0 million and the commitment and borrowings were amended to a single class of loans. In addition to UBS Securities LLC, lenders to the transaction are Credit Suisse AG, Citibank N.A, Nomura Global Financial Products Inc. and Scotiabank Europe plc.

     In addition to borrowings under the revolving credit facilities, AerFunding has also issued subordinated notes to us at each aircraft purchase. Borrowings under the revolving credit facility can be used to finance between 73% and 78% of the lower of the purchase price and the appraised value of the eligible aircraft. In addition, value enhancing expenditures and required liquidity reserves are also funded by the lenders.

     All borrowings under the revolving credit facility are subject to the satisfaction of customary conditions and restrictions on the purchase of aircraft that would result in our portfolio becoming too highly concentrated, with regard to both aircraft type and geographical location. Borrowings under the revolving credit facility are secured by, among other things, security interests in and pledges or assignments of equity ownership and beneficial interests in all of the subsidiaries of AerFunding, as well as by AerFunding's interests in the leases of its assets. Creditors of AerFunding may only look to the assets of AerFunding and its subsidiaries for repayment—the obligations of AerFunding 1 Limited are non-recourse to us.

     The UBS revolving credit facility includes general and operating covenants that restrict additional indebtedness in the AerFunding subsidiaries owning the related aircraft, the payment of dividends and other limitations which are customary for such credit facilities.

     At December 31, 2011, we had financed 18 aircraft under the UBS revolving credit facility. The net book value of aircraft pledged to lenders under the credit facility was $0.6 billion at December 31, 2011.

     Genesis securitization debt— On December 19, 2006, Genesis Funding Limited, or GFL, completed a securitization and issued a single class of AAA-rated G-1 floating rate notes. The proceeds of the transaction were used by GFL to finance the acquisition of a portfolio of 41 aircraft. Following a number of sales, there are 38 aircraft in the GFL portfolio as of December 31, 2011. The primary source of payments on the notes is the lease payments on the aircraft owned by the subsidiaries of GFL. The notes have the benefit of a financial guaranty insurance policy issued by Financial Guaranty Insurance Company, or FGIC, which has issued a financial guaranty insurance policy to support the payment of interest when due on the notes and the payment of the outstanding principal balance of the notes on the final maturity date of the notes and, under certain other circumstances, prior thereto.

     The notes initially were rated Aaa and AAA by Moody's Investors Service, Inc., or Moody's, and Standard & Poor's Rating Services or S&P, respectively. This rating was based on FGIC's rating. FGIC has suffered significant downgrades of its ratings since the issuance of the notes and is currently unrated by Moody's and S&P. As a result, Moody's and S&P have published stand-alone ratings of the G-1 notes of A3 and A-, respectively.

     Credit Agricole provides a liquidity facility in the amount of $60.0 million, which may be drawn upon to pay expenses of GFL and its subsidiaries, senior hedge payments and interest on the notes. The final maturity date of the notes is December 22, 2032.

     Interest on the notes are due and payable on a monthly basis. Scheduled monthly principal payments on the notes commenced in December 2009 and, subject to satisfying certain debt service coverage ratios and other covenants, will continue until December 2011. Since December 19, 2011, all revenues collected during each monthly period are applied to repay the outstanding principal balance of the notes, after the payment of certain expenses and other liabilities, including the fees of the servicer, the liquidity facility provider and the policy provider, interest on the notes and interest rate swap payments, all in accordance with the priority of payments set forth in the indenture.

     GFL may voluntarily redeem the new notes for a redemption price of the notes equal to the outstanding principal balance of the notes. In addition, GFL must pay any accrued but unpaid interest on the notes and any premium due to FGIC upon redemption of the notes. GFL may redeem the notes in whole or in part, provided that if a default notice has been given under the trust indenture or the maturity of any notes has been accelerated then GFL may only redeem the notes in whole.

     The notes are secured by first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of GFL, their interests in the leases of the aircraft they own, cash held by or for them and by their rights under agreements with GECAS, the initial liquidity facility provider, hedge counterparties and the policy provider. The notes are also secured by a lien or similar interest in any of the aircraft in the portfolio that are registered in the United States or Ireland.

     At December 31, 2011 38 aircraft were financed in the GFL securitization. The net book value of 38 aircraft pledged as collateral for the securitization debt was $0.9 billion at December 31, 2011.

     TUI portfolio acquisition facility—In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture established between us and Deucalion Aviation Funds, entered into a sale and leaseback transaction pursuant to which it agreed to purchase 11 Boeing 737-800, six Boeing 757-200 and two Boeing 767-300 aircraft from the TUI Travel Group, or TUI, and lease the aircraft back to TUI.

     To finance the purchase of the 19 aircraft, a subsidiary of AerCap Partners I entered into a senior facility in an amount of up to $448.6 million with Crédit Agricole, KfW IPEX-Bank GmbH, Deutsche Bank AG London Branch and HSH Nordbank AG which was arranged by Crédit Agricole and KfW IPEX-Bank GmbH. The senior facility is divided into two tranches, the first being used to finance the purchase of the 11 Boeing 737-800 aircraft and the second to finance the purchase of the other eight aircraft. AerCap Partners I must repay the lenders for the amounts drawn on the senior facility in monthly installments starting on July 1, 2008 and the first day of each month thereafter (each a repayment date). The principal amount outstanding under the loan in relation to the first tranche must be repaid in full on April 1, 2015 and the principal amount outstanding under the loan in relation to the second tranche on April 1, 2012. We are currently in the process of re-financing the second tranche of this facility, maturing April 2012.

     The aggregate principal amount of the loans outstanding under the senior facility as of December 31, 2011 was $262.3 million. Following drawdown of the amounts in relation to the 19 aircraft, the remaining commitment under the facility was cancelled subsequent to June 30, 2008.

     Borrowings under the first tranche of the senior facility bear interest at a floating interest rate of one month LIBOR plus a margin of 1.58% until April 1, 2013 and a margin of 1.75% thereafter. Borrowings under the second tranche of the senior facility bear interest at a floating interest rate of one month LIBOR plus a margin of 2.00%. Interest under the senior facility is payable monthly in arrears on each repayment date. Borrowings under the AerCap Partners I facilities may be prepaid without penalty, except for break funding costs if payment is made on a day other than a repayment date. The maturity date of the senior facility will be, in respect of the first tranche, April 1, 2015, and, in respect of the second tranche, April 1, 2012.

If AerCap Partners I is the owner of the aircraft on the relevant maturity date of the senior facility (put option date) relating to the 15 aircraft (April 1, 2015 with respect to the 11 Boeing 737-800 aircraft and April 1, 2012 with respect to the remaining four aircraft) and amounts under the facility remain outstanding with respect to those aircraft on that maturity date of the senior facility (put option date), Crédit Agricole can require AerCap Holdings N.V. (i) to purchase those aircraft, (ii) to purchase those aircraft and the shares of the relevant lessor of those aircraft or (iii) to purchase the beneficial interest that AerCap Partners I has in those aircraft. Crédit Agricole can, subject to certain provisions including cure rights of Deucalion Aviation Funds, also exercise the put option on an AerCap Holdings N.V. insolvency event.

     Borrowings under the senior facility are secured by, among other things, charges over the shares in AerCap Partners I, AerCap Partners I Holding Limited and Lantana Aircraft Leasing Limited, charges over various bank accounts, mortgages over the financed aircraft and security assignments of, inter alia, the lease agreements and letters of credit provided to AerCap Partners I by Royal Bank of Scotland plc. The senior facility contains customary covenants for secured financings through special purpose companies. AerCap Partners I is also subject to covenants included in the senior facility (a) to provide loan-to-value ratio appraisals to the agent on agreed dates and (b) that the ratio of tranche 1 aircraft to all financed aircraft must be at least 43%. The net book value of 15 aircraft pledged to lenders under the credit facility was $0.4 billion at December 31, 2011.

SkyFunding Facility

     General. On October 24, 2011, SkyFunding Limited, a wholly owned subsidiary of AerCap Ireland Limited, entered into a $402.0 million credit facility, which was co-arranged by Crédit Agricole Corporate and Investment Bank, Norddeutsche Landesbank Girozentrale, Commonwealth Bank of Australia, Landesbank Hessen-Thüringen Girozentrale and DVB Bank SE. Crédit Agricole Corporate and Investment Bank acted as co-ordinating bank and senior agent.

     The ten-year credit facility will provide long-term financing for up to 12 Boeing 737-800 NG aircraft subject to leases with American Airlines Inc.

     The loans under the facility are divided into senior loans and subordinated loans. Each senior lender will participate in senior loans with respect to the aircraft allocated to such senior lender in an amount equal to its senior commitment. AerCap Ireland Limited, as subordinated lender, would participate in each subordinated loan in an amount to be agreed between SkyFunding Limited and AerCap Ireland Limited from time to time.

     As of December 31, 2011, four of the 12 aircraft have been delivered and financed under the facility, the aggregate principal amount of the senior loans outstanding under the facility was $133.7 million and the undrawn senior commitment available for drawdown under the facility was $268.0 million. Each senior loan for an undelivered aircraft is available for drawdown up to three months after the end of the scheduled delivery month for such undelivered aircraft. Since the bankruptcy filing of American Airlines, as of March 23, 2012, we took delivery of another four aircraft of the remaining 31 aircraft. As of March 23, 2012, eight aircraft have been financed under the facility.

All borrowings under the facility are subject to the satisfaction of customary conditions precedent.

     The senior loans bear interest at a floating interest rate of one month LIBOR plus a margin of 2.85%, payable quarterly in arrears on each repayment date. SkyFunding Limited has fixed the debt on a number of aircraft with a weighted average interest cost of 4.39%, and has also entered into certain interest rate caps.

     All borrowings under the facility may be voluntarily prepaid, subject to minimum payment amounts and notice provisions, and subject to a prepayment fee of 2.00% of the amount prepaid if the voluntary prepayment is made before the first anniversary of the drawdown, a prepayment fee of 1.50% of the amount prepaid if the voluntary prepayment is made on or after the first and before the second anniversary of the drawdown and a prepayment fee of 1.00% of the amount prepaid if the voluntary prepayment is made on or after the second and before the third anniversary of the drawdown. There are no prepayment penalties for any voluntary prepayments made on or after the third anniversary of the drawdown.

     Mandatory prepayments of borrowings under the facility are required under a number of circumstances, including: (a) upon the occurrence of a total loss with respect to a financed aircraft (in which case mandatory prepayment shall apply to such affected aircraft), (b) if, as a result of a change in law, any of the security documents ceases to be valid or enforceable, (c) in respect of any loan, any of the insurances relating to the applicable aircraft are not obtained or maintained in accordance with the requirements of the facility or such aircraft is operated in a place excluded from the insurance coverage (unless such aircraft is covered by contingent insurance policies taken out by the AerCap group) and (d) in respect of any loan, SkyFunding Limited enters into a replacement lease in respect of the related aircraft which does not comply with the requirements of the facility.

     We are obligated to repay the principal over a ten year term from the initial drawdown date of each loan. Borrowings under the senior facility are secured by, among other things, mortgages on the aircraft, assignments of SkyFunding Limited's beneficial interest in the owner trust relating to each aircraft and SkyFunding Limited's and the relevant owner trustee's interests in the lease documentation relating to each aircraft. The facility contains customary covenants for secured financings, including general and operating covenants.

     At December 31, 2011, we had financed four aircraft under the Skyfunding facility. The net book value of aircraft pledged to lenders under the facility was $0.2 billion at December 31, 2011.

     Other debt—We have entered into various other commercial bank financings to fund the purchase of individual or small groups of aircraft and for general corporate purposes in respect of which the aggregate principal outstanding as of December 31, 2011 was $1.6 billion. These financings include:

Amount outstanding at
December 31, 2011
(US dollars in thousands)
Pre-delivery payment facilities	$47,436
Secured aircraft portfolio transactions	232,614
Secured aircraft financings	1,000,302
Facilities for general corporate purposes	170,000
Japanese operating lease	75,011
Other financings	42,835
Total	$1,568,198

     The financings mature at various dates through 2023. The interest rates are based on fixed or floating LIBOR rates, with spreads on the floating rate transactions ranging up between 0.24% and 5.50% or fixed rate between 1.38% and 12.00%. The majority of the financings are secured by, among other things, a pledge of the shares of the subsidiaries owning the related aircraft, a guarantee from us and, in certain cases, a mortgage on the applicable aircraft. All of our financings contain affirmative covenants customary for secured financings. At December 31, 2011, we had financed 51 aircraft and seven engines under other debt. The net book value of the aircraft pledged to other commercial bank financings was $1.7 billion at December 31, 2011.

Accrual For Onerous Contracts	12 Months Ended
Dec. 31, 2011
Accrual For Onerous Contracts [Abstract]
Accrual For Onerous Contracts

15. Accrual for onerous contracts

     Accrual for onerous contracts relates to lease-in, lease-out transactions ("LILO"). At December 31, 2011, we leased-in four aircraft from two different lessors under operating head leases that mature between 2012 and 2013. At December 31, 2011, we had entered into sublease agreements with several different customers covering these same aircraft. For all four aircraft, the lease termination dates of the subleases are matched to the lease termination dates under the head leases. The contracted sublease receipts are insufficient to cover our monthly obligations under the head leases. These transactions are recorded at their net present value.

     We have established a liability equal to the difference between the present value of head lease expenses and the present value of sublease revenue, discounted at appropriate discount rates. The amount of this liability amortizes to income monthly on a constant yield basis as we meet our obligations under the head leases.

     Following is a summary of the undiscounted contracted minimum lease payments under the respective head leases and subleases at December 31, 2011:

	Head lease payments	Sublease receipts

2012	$11,822	$7,550
2013	—	510
	$11,822	$8,060

     As referenced in Note 3, we are required, in some instances, to maintain deposits in restricted accounts or to cash-back letters of credit which are security to the respective headlessors for our obligations under the LILO transactions.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

16. Income taxes

     We have subsidiaries in a number of tax jurisdictions, principally, The Netherlands, Ireland, the United States of America and Sweden. Income tax expense/(benefit) by tax jurisdiction is summarized below for the periods indicated.

	Year ended December 31,
	2009	2010	2011
Deferred tax expense (benefit)
The Netherlands	$(15,959)	$6,085	$4,322
Ireland	20,711	18,446	6,668
United States of America	(5,444)	(2,252)	4,317
Sweden	171	6	633
Other	(47)	—	—
	(568)	22,285	15,940
Current tax expense (benefit)
United States of America	1,521	(764)	(1,730)
The Netherlands	—	673	1,250
	1,521	(91)	(480)

Income tax expense (benefit)	$953	$22,194	$15,460

Reconciliation of statutory income tax expense to actual income tax expense/(benefit) is as follows:

	Year ended December 31,
	2009	2010	2011
Income tax expense at statutory income tax rate	$51,921	$65,848	$57,513

Valuation allowance (1)	14,746	27,400	9,661
Income arising from non taxable items (permanent
differences) (2)	(13,836)	(20,454)	(8,089)
Tax on global activities (3)	(51,878)	(50,600)	(43,625)
	(50,968)	(43,654)	(42,053)

Actual income tax expense (benefit)	$953	$22,194	$15,460

(1) Relates to losses and credit forwards in our Dutch tax jurisdiction, which expire with time, triggering the valuation allowance.

(2) Relates to non taxable income arising from aircraft with a higher tax basis.

(3) The following tables summarizes our global tax activities into each specific tax jurisdiction for each of the years presented:

	Year ended December 31, 2009
		Local	Variance to Dutch	Tax variance as a
	Pre-tax	statutory	statutory tax rate	result of global
	income (loss)	tax rate (1)	of 25.5%	activities (2)
Tax jurisdiction
The Netherlands	$(120,135)	25.5%	0.0%	$—
Ireland	162,520	12.5%	(13.0%)	(21,128)
United States of America	(10,519)	37.3%	11.8%	(1,241)
Sweden	912	19.0%	(6.5)%	(59)
Isle of Man	115,492	0.0%	(25.5)%	(29,450)
	$148,270			$(51,878)

Income arising from non taxable items	55,340
Income from continuing operations
before income tax	$203,610

	Year ended December 31, 2010
		Local	Variance to Dutch	Tax variance as a
	Pre-tax	statutory	statutory tax rate	result of global
	income (loss)	tax rate (1)	of 25.0%	activities (2)
Tax jurisdiction
The Netherlands	$(82,943)	25.0%	0.0%	$—
Ireland	147,291	12.5%	(12.5%)	(18,411)
United States of America	(7,676)	37.6%	12.6%	(967)
Sweden	26	18.7%	(6.3)%	(2)
Isle of Man	124,878	0.0%	(25.0)%	(31,220)
	$181,576			$(50,600)

Income arising from non taxable items	76,650
Income from continuing operations
before income tax	$258,226

	Year ended December 31, 2011
		Local	Variance to Dutch	Tax variance as a
	Pre-tax	statutory	statutory tax rate	result of global
	income (loss)	tax rate (1)	of 25.0%	activities (2)
Tax jurisdiction
The Netherlands	$(33,149)	25.0%	0.0%	$—
Ireland	91,973	12.5%	(12.5%)	(11,497)
United States of America	5,204	37.6%	12.6%	656
Sweden	3,384	18.7%	(6.3)%	(213)
Isle of Man	130,284	0.0%	(25.0)%	(32,571)
	$197,696			$(43,625)

Income arising from non taxable items	32,355
Income from continuing operations
before income tax	$230,051

(1) The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

(2) The tax variance as a result of global activities is mainly caused by our operations in countries with a lower statutory tax rate than the statutory tax rate in The Netherlands.

The calculation of income for tax purposes differs significantly from book income. Deferred income tax is provided to reflect the impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and such amounts as measured under tax law in the various jurisdictions. Tax loss carry forwards and accelerated tax depreciation on flight equipment held for operating leases give rise to the most significant timing differences. In addition, the U.S. subsidiaries have significant timing difference in respect of payments and receipts under the lease-in, lease-out transactions described in Note 15 and timing differences with respect to capitalized expenses.

     The following tables describe the principal components of our deferred tax assets and liabilities by jurisdiction at December 31, 2010 and 2011.

	December 31, 2010
	The
	Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(13,686)	$73,704	$32,284	$—
Debt	—	18,662	—	—
Share-based compensation	—	—	(778)	—
Inventory	—	—	(6,575)	—
Intangibles	—	3,800	4,581	—
Lessee receivables	—	—	(611)	—
Loss-making contracts	—	—	(481)	—
Interest expense	—	—	(12,936)	—
Accrued maintenance liability	(2,574)	2,320	(6,804)	—
Obligations under capital leases and debt obligations	—	(6,484)	—	—
Investments	—	(2,500)	—	—
Losses and credits forward	(64,346)	(126,049)	(15,745)	(8,471)
Other	(4,610)	1,571	(3,528)	—
Valuation allowance on tax assets	44,696	—	—	—
Net deferred tax (asset) liability	$(40,520)	$(34,976)	$(10,593)	$(8,471)

	December 31, 2011
	The
	Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(15,251)	$146,675	$(1,599)	$—
Debt	—	16,516	—	—
Intangibles	—	2,452	—	—
Loss-making contracts	—	—	1,828	—
Interest expense	—	—	(8,174)	—
Accrued maintenance liability	—	(3,859)	(1,731)	—
Obligations under capital leases and debt obligations	—	(6,064)	—	—
Investments	—	(2,500)	—	—
Losses and credits forward	(73,861)	(186,477)	(6,058)	(7,316)
Other	(2,222)	1,157	814	55
Valuation allowance on tax assets	54,357	—	—	—
Net deferred tax (asset) liability	$(36,977)	$(32,100)	$(14,920)	$(7,261)

The change in the valuation allowance for the deferred tax asset has been as follows:

	Year ended December 31,
	2009	2010	2011
Valuation allowance at beginning of period	$2,550	$17,296	$44,696
Increase of allowance to income tax provision	14,746	27,400	9,661
Valuation allowance at end of period	$17,296	$44,696	$54,357

We did not have any unrecognized tax benefits at December 31, 2009, 2010 and 2011.

     Our primary tax jurisdictions are the Netherlands, United States, Ireland and Sweden. Our tax returns in The Netherlands are open for examination from 2006 forward, in Ireland from 2007 forward, in Sweden from 2006 forward and in the United States from 2008 forward. None of our tax returns are currently subject to examination.

     Our policy is that we recognize accrued interest on the underpayment of income taxes as a component of interest expense and penalties associated with tax liabilities as a component of income tax expense. During 2010, we did not incur any interest on tax payments. There was no accrued interest or accrued penalties on tax payments at either January 1, 2011 or December 31, 2011.

The Netherlands

     The majority of our Netherlands subsidiaries are part of a single Netherlands fiscal unity and are included in a consolidated tax filing. Due to the existence of interest bearing intercompany liabilities, current tax expenses are limited with respect to the Netherlands subsidiaries. The losses and credits forward expire with time which triggers the valuation allowance. Deferred income tax is calculated using the Netherlands corporate income tax rate (25.0%) legislated to be in effect when the temporary differences reverse.

Ireland

     Since 2006, the enacted Irish tax rate is 12.5%. Our principal Irish tax-resident operating subsidiary has significant losses carry forward at December 31, 2011 which give rise to deferred tax assets. The availability of these losses does not expire with time. In addition, the vast majority of all of our Irish tax-resident subsidiaries are entitled to accelerated aircraft depreciation for tax purposes and offset net taxable income and loss within our Irish tax group of companies within a given tax year. Accordingly, no Irish tax charge arose during the year. Based on projected taxable profits in our Irish subsidiaries, including our principal Irish tax-resident operating subsidiary where we hold significant Irish tax losses, we expect to recover the full value of our Irish tax assets and have not recognized a valuation allowance against such assets at December 31, 2011.

United States of America

     Our U.S. subsidiaries are assessable to federal and state U.S. taxes. Beginning with the tax year ending December 31, 2006, we filed a consolidated federal income tax return in the U.S. which includes the accounts of AeroTurbine until the date the shares of AeroTurbine were sold (October 7, 2011). The blended federal and state tax rate applicable to our consolidated U.S. group is 37.6% for the year ended December 31, 2011. Due to the existence of tax losses, which expire over time, no current tax expense arose in the U.S. in 2011. Based on projected taxable profits in our U.S. subsidiaries, we expect to recover the full value of our U.S. tax assets and have not recognized a valuation allowance against such assets at December 31, 2011.

Sweden

     The Swedish entity has significant losses carry forward at December 31, 2011, which give rise to deferred tax assets. The availability of these losses does not expire with time. Accordingly, no Swedish current tax charge arose during the year. Based on projected taxable profits in our Swedish subsidiaries we expect to recover the full value of our Swedish tax assets and have not recognized a valuation allowance at December 31, 2011.

Share Capital	12 Months Ended
Dec. 31, 2011
Share Capital [Abstract]
Share Capital

17. Share capital

     From the date of our acquisition of AerCap B.V. to just prior to our initial public offering, we were a Netherlands limited partnership under the name of AerCap Holdings C.V. with $370,000 of partnership capital held by four limited partners and one general partner, all located in Luxemburg. In anticipation of our public offering, AerCap Holdings N.V. was formed with 45,000 ordinary shares held by the same Luxemburg entities. AerCap Holdings N.V. issued one additional share to acquire all of the assets and liabilities of AerCap Holdings C.V. in a common control transaction after which, AerCap Holdings C.V. was put in liquidation. On November 10, 2006, we effected a 1,738.6 for one share split resulting in total ordinary shares issued and outstanding of 78,236,957 and reduced the par value of each ordinary share from €1.00 to €0.01. Because our conversion from a Netherlands limited partnership to a Netherlands public limited liability company was accomplished in a common control transaction, we have retroactively reflected our capital structure during the period when our group was owned by AerCap Holdings C.V. (limited partnership) as if it were owned by AerCap Holdings N.V. based on 78,236,957 ordinary shares outstanding.

     On November 27, 2006, we sold 6,800,000 ordinary shares at $23 per share in an initial public offering. We received net proceeds of $143,017 after deducting underwriting discounts and commissions and offering expenses payable by us. We used the net proceeds from the initial public offering plus existing cash to retire $168,600 of senior and subordinated debt of AeroTurbine. In connection with the early retirement of this debt, we wrote off $3,300 of debt issuance costs and paid prepayment penalties of $1,686. On November 27, 2006, we completed the initial public offering of 26,100,000 (including the above mentioned 6,800,000 ordinary shares) of our ordinary shares on The New York Stock Exchange and on August 6, 2007 we completed the secondary offering of 20,000,000 additional ordinary shares on The New York Stock Exchange. On March 25, 2010, the all-share acquisition of Genesis was completed and increased our outstanding ordinary shares by 34,348,858. On November 11, 2010, we completed a transaction with Abu Dhabi-based investment holding company Waha. As part of this transaction our outstanding ordinary shares increased by 29,846,611. On August 5, 2011 and September 19, 2011, we announced that AerCap's Board of Directors approved a share repurchase program. On November 2, 2011 we completed the share repurchase program for 2011. In total we acquired 9,402,663 ordinary shares for a consideration of $100.0 million with an average share price of $10.64.

     As of December 31, 2011, our authorized share capital consists of 250,000,000 ordinary shares with a par value of €0.01. Our outstanding ordinary share capital as per December 31, 2011 included 149,232,426 ordinary shares of which 9,332,982 ordinary shares are held as treasury stock.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

18. Share-based compensation

Cerberus Funds Equity Grants

     Effective June 30, 2005, companies controlled by Cerberus ("Cerberus Funds") which indirectly owned 100% of our equity interests put into place an Equity Incentive Plan ("Cerberus Funds Equity Plan") under which members of our senior management, Board of Directors and an employee of Cerberus (the "participants") were granted either restricted shares or share options ("Cerberus Funds Equity Grants") in such companies. The value of the Cerberus Funds Equity Grants is derived exclusively with reference to the value of our shares.

     We apply the provisions of ASC 718 in accounting for the Cerberus Funds Equity Grants. In addition to formal vesting restrictions, the terms of the Cerberus Funds Equity Grants contained provisions which allowed the Cerberus Funds to repurchase any restricted shares or shares obtained through the exercise of options upon the occurrence of certain employment termination events or cessation of service on the board of directors for share options issued to our independent directors. All holders of Cerberus Fund Equity Grants signed a Share Agreement in connection with our initial public offering which gives each of them the right to exchange their Cerberus Fund shares or share options for our shares or options on our shares directly with the Cerberus Funds and which limited the repurchase right of the Cerberus Funds to the period prior to November 27, 2008. The exchange right was exercisable as of November 27, 2008 and is valid for a period of three years from that date, and was subsequently extended with two years until November 27, 2013. As of November 27, 2008, the participants are no longer restricted from selling their vested interests in our shares and the Cerberus Funds' rights to repurchase restricted shares or shares obtained through the exercise of options upon certain employment termination rights has lapsed. All share options granted under the Cerberus Funds Equity Plan are exercisable for a period of ten years from the date of issuance.

     Since all of the Cerberus Fund Equity Grants issued are shares or share options in the Cerberus Funds and since the right of the holders of the Cerberus Funds Equity Grants to exchange their shares in the Cerberus Funds for our shares starting November 27, 2008 is not directly with us, the existence of the restricted share and share options is not dilutive to our share ownership.

     The fair values of all shares and share options issued with a zero strike price (all of which were issued prior to our initial public offering in 2006), were calculated on their respective grant dates based on the value of our underlying shares at the time of our initial public offering. To this value, a discount for lack of marketability was applied to reflect the fact that (i) the shares being valued represent an illiquid minority interest in a closely-held indirect holding company without access to a recognized market and (ii) the shares are subject to significant restrictions which prevent their transfer or pledge. In accordance with ASC 718, the amount of compensation expense recognized for restricted shares is derived with reference to the excess of fair market value of the shares at the date of grant over the price paid, if any. The restricted shares granted to the Cerberus employee are subject to mark-to-market valuations at each reporting period.

     The amount of expense recognized with respect to share options with a strike price is based on the fair value of the option using a Black-Scholes option pricing model. The value of each of the Cerberus Funds Equity Grants is recognized on a straight-line basis over the applicable vesting periods.

For options valued with a Black-Scholes option pricing model, we have used the following assumptions:

Volatility	38.25% - 39.90%
Expected life	5.00 - 5.93 years
Risk-free interest rate	4.67% - 4.72%
Dividend yield rate	0.00%

     Since our shares had not traded in the public market at the time of the valuations, we derived our volatility assumptions by comparison to peer group companies. The expected life represents the period of time the options are expected to be outstanding. The risk free rate is based on the U.S. Treasury yield curve in effect at the time of grant and which has a term equal to the expected life of the options. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention not to pay regular dividends in the foreseeable future. The differing assumptions used result from the differences in expected life among the different tranches of share options valued.

     A summary of activity during the years ended December 31, 2009, 2010 and 2011 for all issuances under the Cerberus Funds Equity Plan is set forth below. Because the number of shares and share options under the Cerberus Funds Equity Plan are shares and share options of the Cerberus Funds, ownership interests in the table below have been stated as the equivalent number of our shares which are represented by the Cerberus Funds shares.

Number of
Restricted
Shares/Options
Beginning outstanding January 1, 2009	2,457,098
Forfeitures	(245,738)
Ending outstanding December 31, 2009	2,211,360

Beginning outstanding January 1, 2010	2,211,360
Exercises of Cerberus Funds shares/options for direct
holdings of AerCap shares	(1,465,395)
Ending outstanding December 31, 2010	745,965

Beginning outstanding January 1, 2011	745,965
Forfeitures	—
Ending outstanding December 31, 2011	745,965

There are no remaining share options which are still subject to future vesting criteria.

AerCap Holdings NV Equity Grants

     On October 31, 2006, we implemented an equity incentive plan that is designed to promote our interests by enabling us to attract, retain and motivate directors, employees, consultants and advisors and align their interests with ours ("NV Equity Plan"). The NV Equity Plan provides for the grant of nonqualified share options, incentive share options, share appreciation rights, restricted share, restricted share units and other share awards ("NV Equity Grants") to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. Subject to certain adjustments, the maximum number of equity awards available to be granted under the plan is equivalent to 4,251,848 Company's shares.

     The terms and conditions of NV Equity Grants, including vesting provisions for share options, are determined by the Nomination and Compensation Committee, except that, unless otherwise determined by the Nomination and Compensation Committee, or as set forth in an award agreement: (a) each NV Equity Grant is granted for ten years from the date of grant, or, in the case of certain key employees, (i.e., employees owning more than 10% of our ordinary shares), for five years from the date of grant; provided, however, no share option period may extend beyond ten years from the date of grant; (b) the option price per share for incentive share options may not be less than 100% of the fair market value of the ordinary shares except that the option price per share for a key employee may not be less than 110% of the fair market value of the ordinary shares at the time the incentive share option is granted; and (c) incentive share options may only be issued to the extent the aggregate fair market value of shares with respect to the exercise of the incentive share options for the first time by an option holder during any calendar year is $100,000 or less, with any additional share options being treated as nonqualified share options. As of December 31, 2011, we have 2,012,254 share options outstanding under the NV Equity Plan which have been granted to certain of our current and – by now- former employees. In addition, as of December 31, 2011, we have 44,949 share options outstanding under the NV Equity Plan which have been granted to certain of our current and –by now- former Non-Executive Directors.

Following is a summary of issuances to-date under the NV Equity Plan:

		Weighted Average
	Number of Options	Exercise Price
Options outstanding at January 1, 2009	2,887,500	NA
Forfeitures	(312,500)	NA
Options outstanding at December 31, 2009	2,575,000	NA

Options outstanding at January 1, 2010	2,575,000	NA
Forfeitures	(612,500)	NA
Options issued during year	321,041	22.54
Options outstanding at December 31, 2010	2,283,541	NA

Options outstanding at January 1, 2011	2,283,541	NA
Forfeitures	(150,000)	NA
Options exercised during year	(100,000)	2.95
Options issued during year	23,662	11.29
Options outstanding at December 31, 2011	2,057,203	NA

     The weighted average remaining contractual term of the 2.1 million options outstanding at December 31, 2011 is 6.1 years. The weighted average grant date fair value for options issued in 2008 is $1.52 per option. Total share-based compensation recognized for the above options was $3,563, $2,339 and $1,431 for the years ending December 31, 2009, 2010 and 2011, respectively. In light of the difficult economic environment prevailing at the end of 2008, the Nomination and Compensation Committee adjusted the performance criteria for the performance tranches relating to fiscal years 2009, 2010 and 2011. This change has been accounted for as a modification to the NV Equity Plan with respect to the performance-based options for those years and the weighted average fair values above for issuances which include the tranches subject to the modification include the fair values as of the date of modification. For both the original and modified award, vesting criteria were not probable of being met at the time of the modification, therefore in accordance with ASC 718, no additional expense was recognized as a result of the modification. As of December 31, 2011, we have completely recognized the share-based compensation expenses related to NV Equity Grants. There are no remaining share options which are still subject to future vesting criteria.

     The value of the options issued under the NV Equity Plan was calculated by a Black-Scholes option pricing model using the following assumptions:

Volatility	33.92% - 38.42%
Expected life	5.33 - 6.53 years
Risk-free interest rate	1.89% - 4.20%
Dividend yield rate	0.00%

     Volatility assumptions were derived by comparison to peer group companies due to the lack of significant trading history in our shares. The expected life represents the period of time the options are expected to be outstanding. The risk free rate is based on the U.S. Treasury yield curve in effect at the time of grant and which has a term equal to the expected life of the options. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention not to pay regular dividends in the foreseeable future. The differing assumptions used result from the differing fair value dates among the different tranches (time-based vs. performance- based).

     In addition to the share options, as of December 31, 2011 a total number of 1,760,000 AER restricted share units are outstanding under the NV Equity Plan which have been granted to certain of our employees. All restricted share units are subject to vesting conditions. 925,000 of these restricted share units will vest, subject to the vesting conditions, on May 31, 2015. 435,000 of these restricted share units will vest, subject to the vesting conditions, on March 31, 2015. 100,000 of these restricted share units will vest, subject to the vesting conditions, on February 28, 2015. 100,000 of these restricted share units will vest, subject to the vesting conditions, on May 31, 2014. The remaining 200,000 share units will vest, subject to the vesting conditions, on May 31, 2013. Assuming that established performance criteria are met and that no forfeitures occur, we expect to recognize share-based compensation related to NV restricted share units of approximately $5.6 million during 2012, $5.2 million during 2013, $4.8 million during 2014 and $1.7 million in 2015.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

19. Segment information

Reportable Segments

     Following the sale of AeroTurbine we manage our business, analyze and report our results of operations on the basis of one business segment—leasing, financing, sales and management of commercial aircraft. The leasing, financing and sales of engines and parts ("Engine and parts") is included in this segment as this constitutes an insignificant part of our business after the sale of AeroTurbine.

     The following table sets forth the percentage of lease revenue attributable to individual countries representing at least 10% of total lease revenue in any year based on each airline's principal place of business for the years indicated:

	2009	2010	2011

Russia	6.9%	11.3%	10.3%
Germany	16.3%	12.0%	9.3%

     The following table sets forth the percentage of long-lived assets (flight equipment and intangible assets) attributable to individual countries representing at least 10% of total long-lived assets in 2011 based on each airline's principal place of business for the years indicated:

2011
Russia	10.7%

     During the years ended December 31, 2009, 2010 and 2011, no lease revenue and no long-lived assets were attributable to The Netherlands, our country of domicile.

Selling, General And Administrative Expenses	12 Months Ended
Dec. 31, 2011
Selling, General And Administrative Expenses [Abstract]
Selling, General And Administrative Expenses

20. Selling, general and administrative expenses

We had 345, 356 and 153 persons in employment as at December 31, 2009, 2010 and 2011, respectively. Selling, general and administrative expenses include the following expenses:

	Year ended December 31,
	2009	2010	2011
Personnel expenses (1) (3)	$40,684	$39,708	$52,262
Travel expenses	5,216	5,130	5,862
Professional services	12,217	13,752	13,159
Office expenses	3,368	4,067	3,943
Directors expenses	3,382	4,789	5,582
Aircraft management fee (2)	—	6,395	26,841
Mark-to-market on derivative instruments and foreign currency results	4,148	(1,651)	2,811
Other expenses	7,613	8,437	10,286
	$76,628	$80,627	$120,746

(1)           Includes share-based compensation of $2,986, $2,875 and $6,159 in the years ended December 31, 2009, 2010 and 2011, respectively.

(2)           Includes a one-off charge of $24,500 relating to the buy-out of the Genesis portfolio servicing rights in the year ended December 31, 2011.

(3)           Includes termination and severance payments of $5,151 in the year ended December 31, 2011.

Other Expenses	12 Months Ended
Dec. 31, 2011
Other Expenses [Abstract]
Other Expenses

21. Other expenses

     Our other expenses of $3.0 million in the year ended December 31, 2009, reflect an accrual for the costs incurred by the Company in connection with the proposed all share Amalgamation between AerCap Holdings N.V. and Genesis Lease Limited.

Asset Impairment	12 Months Ended
Dec. 31, 2011
Asset Impairment [Abstract]
Asset Impairment

22. Asset impairment

Asset impairment include the following expenses:

	2009	2010	2011
Flight equipment (Note 5)	$32,378	$11,764	$23,323
Discontinued operations	(13,741)	(3,532)	(8,902)
Intangible lease premium (Note 9)	196	2,673	1,173
	$18,833	$10,905	$15,594

     Our long-lived assets, include: flight equipment, inventory and finite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the assets' carrying amount is not recoverable from its undiscounted cash flows.

     We performed an impairment analysis of our long-lived assets during the year 2011 and as of December 31, 2011. In this impairment analysis, we focused on aircraft older than 15 years, since the cash flows supporting our carrying values of those aircraft are more dependent upon current lease contracts, which leases are more sensitive. In addition, we believe that residual values of older aircraft are more exposed to non-recoverable declines in value in the current economic environment. If conditions again worsen significant uncertainties may cause a potential adverse impact on our business. In particular, our estimates and assumptions regarding forecasted cash flows from our long-lived assets would need to be reassessed. This includes the duration of the economic downturn along with the timing and strength of the pending recovery, both of which are important variables for purposes of our long-lived asset impairment tests. Any of our assumptions may prove to be inaccurate which could adversely impact forecasted cash flows of certain long-lived assets, especially for aircraft older than 15 years.

     In the year ended December 31, 2011, we recognized an impairment of $15.6 million in income from continuing operations. The impairment recognized related to four older A320 aircraft and one Boeing 737 classic. We also recognized an impairment of $4.3 million relating to two engines and an intangible lease premium. The impairment on the intangible lease premium was triggered by renegotiated contracts.

     As of December 31, 2011 we owned 251 aircraft of which 23 were older than 15 years. The 23 aircraft had a net book value of $265.4 million which represented 3.4% of our total flight equipment held for operating lease. The undiscounted cash flows of the 23 aircraft older than 15 years were estimated at $305.8 million, which represents 33% excess above net carrying value. As of December 31, 2011 22 of the 23 aircraft passed the recoverability test. An impairment of $2.8 million was recognized for one aircraft. The aircraft passed the recoverability test with undiscounted cash flows exceeding the carrying value of aircraft between 2% and 198%. The following assumptions drive the undiscounted cash flows: contracted lease rents per aircraft through current lease expiry, subsequent re-lease rates based on current marketing information and residual values based on current market transactions. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

     We have defined a threshold of 10% for aircraft for which the undiscounted cash flows do not substantially exceed the carrying value of the aircraft. The aggregated carrying value of nine aircraft that do not substantially exceed our 10% threshold on December 31, 2011 amounts to $104.8 million.

     There can be no assurance that the Company's estimates and assumptions regarding the economic environment, or the period or strength of recovery, made for purposes of the long-lived asset impairment tests will prove to be accurate predictions of the future. A deterioration in the global economic environment and a decrease of appraised values will have a negative effect on the undiscounted cash flow, which might then trigger impairment on some of the 23 aircraft which are older than 15 years or other aircraft in our portfolio.

Earnings Per Ordinary Share	12 Months Ended
Dec. 31, 2011
Earnings Per Ordinary Share [Abstract]
Earnings Per Ordinary Share

23. Earnings per ordinary share

     Basic and diluted earnings per share (EPS) is calculated by dividing net income by the weighted average of our ordinary shares outstanding. As disclosed in Note 18, there are 3.8 million share options and restricted shares outstanding under the NV Equity Plan, however the diluted earnings per ordinary share is insignificant and therefore not different from the basic earnings per ordinary share. The computations of basic and diluted earnings per ordinary share for the periods indicated below are shown in the following table:

	Year ended	Year ended	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Net income for the computation of basic and diluted
earnings per share	$165,166	$207,573	$172,224
Weighted average ordinary shares outstanding	85,036,957	114,952,639	146,587,752
Basic and diluted earnings per ordinary share	$1.94	$1.81	$1.17

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

24. Related party transactions

     AerDragon ("AerDragon") consists of two joint venture companies Dragon Aviation Leasing Company Limited based in China and AerDragon Aviation Partners Limited based in Ireland. Both companies are owned 50% by China Aviation Supplies Holding Company, 25% by affiliates of Crédit Agricole and 25% by AerCap. In 2007, AerCap assigned a purchase right it had with Airbus under AerCap's 1999 forward order agreement relating to an A320 aircraft which was then directly acquired by AerDragon. In addition, during 2007 AerCap sold an A320 aircraft that was subject to a lease with an airline to AerDragon and guaranteed AerDragon's performance under the debt which was assumed by AerDragon from AerCap in the transaction. Both of these transactions were executed at terms, which we believe reflected market conditions at the time. AerCap provides lease management, insurance management and aircraft asset management services to AerDragon. AerCap charged AerDragon a total of $0.8 million as a guarantee fee and for these management services during 2011. We apply equity accounting for our 25% investment in both joint venture companies. Accordingly, the income statement effect of all sale transactions with either of the joint venture companies is eliminated in our financial statements.

     AerCo is an aircraft securitization vehicle from which we hold all of the most junior class of subordinated notes and some notes immediately senior to those junior notes. We do not recognize value for the AerCo notes which we still hold on our consolidated balance sheets. Through March 2003 we consolidated AerCo, but we deconsolidated the vehicle in accordance with ASC 810 at that time. Subsequent to the deconsolidation of AerCo, we have received interest from AerCo on its D note investment of $1.7 million and $0.4 million for the year ended December 31, 2006 and the year ended December 31, 2007, respectively. In addition, we provide a variety of management services to AerCo for which we received fees $4.6 million, $4.1 million and $3.3 million the years ended December 31, 2009, 2010 and 2011, respectively.

     On November 11, 2010 we issued approximately 29.8 million new shares to Waha. In exchange, we received $105 million in cash, Waha's 50% interest in the joint venture company AerVenture, a 40% interest in Waha's own 12-aircraft portfolio and a 50% interest in four CRJ aircraft.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

25. Commitments and contingencies

Property and other rental commitments

     We have entered into property rental commitments with third parties and have lease arrangements with respect to company cars and office equipment. Minimum payments under the property rental agreements are as follows:

2012	$2,084
2013	1,199
2014	915
2015	923
2016	600
Thereafter	713
$6,434

Legal proceedings

VASP litigation

     We leased 13 aircraft and three spare engines to Viação A rea de São Paulo, or VASP, a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our aircraft. In 1992, we obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines in 1992. VASP appealed this decision. In 1996, the High Court of the State of Sao Paulo ruled in favor of VASP on its appeal. We were instructed to return the aircraft and engines to VASP for lease under the terms of the original lease agreements. The High Court also granted VASP the right to seek damages in lieu of the return of the aircraft and engines. Since 1996 we have pursued this case in the Brazilian courts through various motions and appeals. On March 1, 2006, the Superior Court of Justice dismissed our most recent appeal and on April 5, 2006 a special panel of the Superior Court of Justice confirmed the Superior Court of Justice decision. On May 15, 2006 we appealed this decision to the Federal Supreme Court. In September 2009 the Federal Supreme Court of Justice presiding over the case ordered an opinion on our appeal from the office of the Attorney General. This opinion was provided in October 2009. The Attorney General recommends that the extraordinary appeal should be accepted for trial and that the case would be subjected to a new judgment, before the Superior Court of Justice. The Federal Supreme Court is not bound by the opinion of the Attorney General. However, our external legal counsel informed us that it would be normal practice to take this opinion into consideration. There are no assurances though whether the Federal Supreme court would rule in accordance with the Attorney General opinion or, if it did, what the outcome of the judgment of the Superior Court of Justice would be.

     On February 23, 2006, VASP commenced a procedure for the calculation of the award for damages and since then both we and VASP have appointed experts to assist the court in calculating damages. Our external legal counsel has advised us that even if we lose on the merits, they do not believe that VASP will be able to demonstrate any damages. We continue to actively pursue all courses of action that may be available to us and intend to defend our position vigorously.

     In July 2006, we commenced a claim for damages in the English courts against VASP based on the damages we incurred as a result of the default by VASP under seven lease obligations where the leases were governed by English law. VASP was served process in Brazil in October 2007 and in response has filed an application to challenge the jurisdiction of the English court which we will oppose. VASP has applied to the Court to adjourn the date for the hearing of its application to challenge the jurisdiction of the English Court pending the sale of some of its assets in Brazil. We have opposed this application and by an order dated March 6, 2008 the English court dismissed VASP's applications. In September 2008 the bankruptcy court in Brazil ordered the bankruptcy of VASP. VASP has appealed this decision. In December 2008, we filed with the English court an application for default judgment for loss of profits plus accrued interest under seven lease agreements. On March 16, 2009 we obtained a default judgment in which we have been awarded a claim of approximately $40.0 million for loss of profit plus accrued interest under seven lease agreements. In order to obtain this award, we will need to begin enforcement proceedings in Brazil against VASP, which is currently in bankruptcy. We cannot give any assurance as to the outcome of this claim.

     In addition to the claim in the English courts we have also commenced proceedings in the Irish courts against VASP based on the damages we incurred as a result of the default of VASP under nine lease obligations where the leases were governed by Irish law. The Irish courts have granted an order for service of process, however VASP is currently opposing this service of process in Brazil. The Brazilian Superior Court of Justice ruled that service of process on VASP has been completed, however VASP has appealed that decision and pending the outcome of that appeal we cannot make an application to the Irish courts.

     Our management, based on the advice of external legal counsel, has determined that it is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows

Transbrasil litigation

     In the early 1990's, two AerCap-related companies (the "AerCap Lessors") leased an aircraft and two engines to Transbrasil S/A Linhas Areas ("Transbrasil"), a now defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap, along with other leases it had entered into with General Electric Capital Corporation ("GECC") and certain of its affiliates ("GE affiliates" and collectively with GECC, the "GE Lessors"). GECAS was the servicer for all these leases at the time. Subsequently, Transbrasil issued promissory notes (the "Notes") to the AerCap lessors and GE Lessors (collectively the "Lessors") in connection with restructurings of the leases. Transbrasil defaulted on the Notes and GECC brought an enforcement action on behalf of the Lessors in 2001. Concurrently, GECC filed an action for the involuntary bankruptcy of Transbrasil.

     Transbrasil brought a lawsuit against the Lessors in February 2001, claiming that the Notes had in fact been paid at the time GECC brought the enforcement action. In 2007, the trial judge ruled in favor of Transbrasil. That decision was appealed. In April 2010, the appellate court published a judgment (the "2010 Judgment") rejecting the Lessors' appeal, ordering them to pay Transbrasil a statutory penalty equal to double the face amount of the Notes (plus interest and monetary adjustments), and awarding Transbrasil damages for any losses incurred as a result of its bankruptcy. The 2010 Judgment provided that the amount of such losses would be calculated in separate proceedings in the trial court. In June 2010, the AerCap Lessors and the GE Lessors separately, filed special appeals before a federal appeals court in Brazil. These special appeals have since been admitted for hearing. AerCap's Brazilian counsel believes AerCap's special appeal is well-grounded and has a reasonable chance of success. In July 2011, Transbrasil sued for provisional enforcement of the 2010 Judgment and submitted its alleged calculation of the statutory penalty which, according to Transbrasil, amounted to approximately $210 million in the aggregate with interest and monetary adjustments. The 2010 Judgment did not determine if there was joint and several liability among the Lessors. AerCap contends that, based on its interest in the Notes, its proportionate share of any statutory penalty is approximately seven percent. AerCap filed a motion opposing provisional enforcement of the 2010 judgment, arguing, among other things, that Transbrasil's calculations are incorrect and that it had failed to differentiate among the amounts owed by each defendant. These arguments, and the question of whether the AerCap Lessors have any liability to TransBrasil will be determined in other proceedings. Transbrasil also initiated proceedings to determine the amount for which each of the Lessors is allegedly liable as a result of the Transbrasil bankruptcy. The court appointed an expert to determine this amount and the AerCap Lessors appointed an assistant expert. We believe we have strong arguments to convince the expert and the court that the AerCap Lessors are not liable for any damages as a result of Transbrasil's bankruptcy because, among other reasons, it was not the AerCap Lessors, but GECC alone, who brought the involuntary bankruptcy action against Transbrasil.

     Our management, based on the facts and the advice of external legal counsel, has determined that is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

26. Fair value measurements

     In September 2006, the FASB issued ASC 820, which is effective for fiscal years beginning after November 15, 2007. We adopted the standard on January 1, 2008.

     Under ASC 820, the Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are based primarily on management's own estimates and are calculated based upon the Company's pricing policy, the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.

     The Company adopted ASC 820 for all financial assets and liabilities and non-financial assets required to be measured at fair value on a recurring basis, prospectively from January 1, 2008. The application of ASC 820 for financial instruments which are periodically measured at fair value did not have a material effect on the Company's results of operations or financial position.

     Under ASC 820, there is a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring assets and liabilities at fair value.

The three broad levels defined by the ASC 820 hierarchy are as follows:

Level 1 — Quoted prices available in active markets for identical assets or liabilities as of the reported date.

     Level 2 — Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

     Level 3 — Unobservable inputs from the Company's own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include the Company's own data.

     When there are no observable comparables, inputs used to determine value are derived through extrapolation and interpolation and other Company-specific inputs such as projected financial data and the Company's own views about the assumptions that market participants would use.

     The following table summarizes our financial assets and liabilities as of December 31, 2011 that we measured at fair value on a recurring basis by level within the fair value hierarchy. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

	December
	31, 2011	Level 1	Level 2	Level 3
Cash and cash equivalents	$411,081	$411,081	$—	$—
Restricted cash	237,325	237,325	—	—
Derivative assets	21,050	—	21,050	—
Derivative liabilities	(27,159)	—	(27,159)	—
	$642,297	$648,406	$(6,109)	$—

     Our cash and cash equivalents, along with our restricted cash and cash equivalents balances, consists largely of money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as level 1 within our fair value hierarchy. Our derivative assets and liabilities included in level 2 consist of United States dollar denominated interest rate caps and foreign currency forward contracts swaps. Their fair values are determined by applying standard modeling techniques under the income approach to relevant market interest rates (cash rates, futures rates, swap rates) in effect at the period close to determine appropriate reset and discount rates. Changes in fair value are recognized immediately in income.

     We also measure the fair value of certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include aircraft. We record aircraft at fair value when we determine the carrying value may not be recoverable, in accordance with ASC 360 and other accounting pronouncements requiring re-measurements at fair value. Fair value measurements for aircraft in impairment tests are based on level 3 inputs, which include the Company's assumptions as to future cash proceeds from leasing and selling aircraft. In the year ended December 31, 2011, we recognized an impairment of $15.6 million. The impairment recognized related to four older A320 aircraft and one Boeing 737 classic. We also recognized an impairment of $4.3 million relating to two engines and an intangible lease premium.

     Our financial instruments consist principally of restricted cash, derivatives, notes receivable, trade receivables, accounts payable and cash equivalents. The fair value of restricted cash, notes receivable, trade receivables, accounts payable and cash and cash equivalents approximates the carrying value of these financial instruments because of their short term nature. The fair values of our debt are estimated using a discounted cash flow analysis, based on our current incremental borrowing rates for similar types of borrowing arrangements.

     The carrying amounts and fair values of our most significant financial instruments at December 31, 2010 and 2011 are as follows:

	December 31, 2010		December 31, 2011
	Book value	Fair value	Book value	Fair value
Assets
Restricted cash	$222,464	$222,464	$237,325	$237,325
Derivative assets	55,211	55,211	21,050	21,050
Cash and cash equivalents	404,450	404,450	411,081	411,081
	$682,125	$682,125	$669,456	$669,456
Liabilities
Debt	$6,566,163	$6,177,381	$6,111,165	$5,710,399
Derivative liabilities	55,769	55,769	27,159	27,159
	$6,621,932	$6,233,150	$6,138,324	$5,737,558

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements

27. Recent Accounting Pronouncements

ASU 2011-04

     In May 2011, the FASB issued ASU 2011-04 ("ASU 2011-04"), Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs, to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The amendments in this update change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements which include (1) those that clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements, and (2) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurement. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 will not have a material impact on our consolidated financial statements.

ASU 2011-05

In June 2011, the FASB issued Accounting Standards Update ("ASU") 2011-05 ("ASU 2011-05"), Comprehensive Income (Topic 220): Presentation of Comprehensive Income, which gives the option to present the total of comprehensive income either in a single continuous statement of comprehensive net income or in two separate but consecutive statements. In either option, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. If a two statement approach is used, the statement of other comprehensive income should immediately follow the statement of net income. This update eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders' equity. It also requires the presentation on the face of the financial statements of reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. ASU 2011-05 is effective for interim and annual reporting periods beginning after December 15, 2011 and should be applied retrospectively. The adoption of ASU 2011-05 will not have a material impact on our consolidated financial statements.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

28. Subsequent events

     In 2012, we took delivery of additional four American Airlines aircraft of the remaining 31 aircraft. As of March 23, 2012, eight of the 35 aircraft have been financed under the Skyfunding facility.

     In 2012, we terminated the leases of three A320 aircraft and one A321 aircraft with one of our lessees, Kingfisher Airlines.

     In 2012, we have been assigned an investment grade corporate credit rating of BBB- with a stable outlook by Standard and Poor's Ratings Services.

Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Basis For Presentation

Basis for presentation

     Our financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

     We consolidate all companies in which we have a direct and indirect legal or effective control and all variable interest entities for which we are deemed the primary beneficiary under ASC 810. All intercompany balances and transactions with consolidated subsidiaries have been eliminated. The results of consolidated entities are included from the effective date of control or, in the case of variable interest entities, from the date that we are or become the primary beneficiary. The results of subsidiaries sold or otherwise deconsolidated are excluded from the date that we cease to control the subsidiary or, in the case of variable interest entities, when we cease to be the primary beneficiary.

     Other investments in which we have the ability to exercise significant influence and joint ventures are accounted for under the equity method of accounting.

The consolidated financial statements are stated in United States dollars, which is our functional currency.

Use Of Estimates

Use of estimates

     The preparation of consolidated financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. For us, the use of estimates is or could be a significant factor affecting the reported carrying values of flight equipment, inventory, intangibles, goodwill, investments, trade and notes receivable, deferred tax assets and accruals and reserves. Management considers information available from professional appraisers, where possible, to support estimates, particularly with respect to flight equipment. Despite management's best efforts to accurately estimate such amounts, actual results could materially differ from those estimates.

     In the years ended December 31, 2010 and December 31, 2011, we changed our estimates of useful lives and residual values of certain older aircraft. The change in estimates is a result of the current market conditions that have negatively affected the useful lives and residual values for such aircraft. The effect on net income from continuing operations for the year ended December 31, 2011 was to reduce net income by $7.6 million, or $0.05 basic and diluted earnings per share.

Reclassifications

Reclassifications

     Gain on sale of assets—We have historically presented its gain on sale of assets on a net basis, with the net book value of the asset being sold and related direct selling costs netted against sales consideration as gain on sale of assets. As a result of the acquisition of AeroTurbine, effective January 1, 2006, we changed our presentation of sales of aircraft on a gross basis in our Consolidated Income Statements. As a result of the disposal of AeroTurbine in the fourth quarter of 2011, we changed our presentation back to as it was before the AeroTurbine acquisition. This presentation has also been applied retrospectively in our Consolidated Income Statements to provide the reader with meaningful and comparable information.

     Cashflow—The Consolidated Statements of Cashflows for the years ended December 31, 2010 and December 31, 2009, include a reclassification, as compared to the 2010 20-F, of $59.2 million and $26.7 million respectively from net cash provided by financing activities to net cash provided by operating activities, to better reflect the operating income derived from maintenance receipts. There were no changes to the Consolidated Balance Sheets, Net Income or Total Equity as a result of these reclassifications in the respective periods.

Cash And Cash Equivalents
Cash and cash equivalents

     Cash and cash equivalents include cash and highly liquid investments with an original maturity of three months or less. A portion of our cash and cash equivalents is held by subsidiaries and access to such cash by us for group purposes is limited.

Restricted Cash	Restricted cash Restricted cash includes cash held by banks that is subject to withdrawal restrictions.
Trade Receivables

Trade receivables

     Trade receivables represent unpaid, current lease obligations of lessees under existing lease contracts. Allowances are made for doubtful accounts where it is considered that there is a significant risk of non-recovery. The assessment of risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor's operating environment.

Flight Equipment Held For Operating Leases, Net

Flight equipment held for operating leases, net

     Flight equipment held for operating leases, including aircraft, is stated at cost less accumulated depreciation and impairment. Costs incurred in the acquisition of aircraft or related leases are included in the cost of the flight equipment and depreciated over the useful life of the equipment or term of the related lease. In instances where the purchase price includes additional consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated cost is recognized as an intangible lease premium which is amortized over the term of the related lease. The cost of improvements to flight equipment are normally expensed unless the improvement materially increases the long-term value of the flight equipment or extends the useful life of the flight equipment. In instances where the increased value benefits the existing lease, such capitalized cost is depreciated over the life of the lease. Otherwise, the capitalized cost is depreciated over the remaining useful life of the aircraft. Flight equipment acquired is depreciated over the assets' useful life, based on 25 years from the date of manufacture, using the straight-line method to the estimated residual value. The current estimates for residual (salvage) values for most aircraft types are 15% of original manufacture cost. Differences between our estimates of useful lives and residual values and actual experience may result in future impairments of aircraft and/or additional gains or losses upon disposal. We review residual values of aircraft periodically based on our knowledge of current residual values and residual value trends to determine if they are appropriate and record adjustments as necessary.

     We apply ASC 360, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of and requires that all long-lived assets be evaluated for impairment where circumstances indicate that the carrying amounts of such assets may not be recoverable. We normally evaluate these events and circumstances on an annual basis. However, given current market conditions the evaluation is performed on a quarterly basis. The review for recoverability includes an assessment of the estimated future cash flows associated with the use of an asset and its eventual disposal. The assets are grouped at the lowest level for which identifiable cash flows are largely independent of other groups of assets. In relation to flight equipment on operating lease, the impairment assessment is performed on each individual aircraft. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized. The loss is measured as the excess of the carrying amount of the impaired asset over its fair value.

     Fair value reflects the present value of cash expected to be received from the aircraft in the future, including its expected residual value discounted at a rate commensurate with the associated risk. Future cash flows are assumed to occur under then current market conditions and assume adequate time for a sale between a willing buyer and a willing seller. Expected future lease rates are based on all relevant information available, including current contracted rates for similar aircraft, appraisal data and industry trends. Residual (salvage) value assumptions generally reflect an aircraft's booked residual, except where more recent industry information indicates a different value is appropriate. We generally focus our impairment assessment on older aircraft as the cash flows supporting the carrying value of such older aircraft are more dependent upon current lease contracts, which leases are more sensitive to weaknesses in the global economic environment. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

Notes Receivable

Notes receivable

     Notes receivable arise primarily from the restructuring and deferring of trade receivables from lessees experiencing financial difficulties. Allowances are made for doubtful accounts where there is a significant risk of non-recovery of the note receivable. The assessment of the risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor's operating environment.

Capitalization Of Interest
Capitalization of interest

     We capitalize interest related to progress payments made in respect of flight equipment on forward order and add such amount to prepayments on flight equipment. The amount of interest capitalized is the actual interest costs incurred on funding specific to the progress payments or the amount of interest costs which could have been avoided in the absence of such progress payments.

Investments

Investments

     We may hold debt and equity interests in third parties, including interests in asset securitization vehicles. In instances where those interests are in the form of debt securities or equity securities that have readily determinable fair values, we apply the provisions of ASC 320 and designate each security as either held to maturity or available for sale securities.

     We report equity investments where the fair value is not readily determinable at cost, reduced for any other than temporary impairment.

     We evaluate our investments in all debt and equity instruments regularly for other than temporary impairments in their carrying value and record a write-down to estimated fair market value as appropriate.

Goodwill
Goodwill

     Goodwill represents the excess of the cost of acquisition of subsidiaries over the fair value of identifiable net assets at the dates of acquisition. Goodwill is not amortized, but is tested for impairment annually or more often when events or circumstances indicate that there may have been impairment.

Definite-Lived Intangible Assets

Definite-lived intangible assets

     We recognize intangible assets acquired in a business combination in accordance with the principles of ASC 805. The identified intangible assets are recorded at fair value on the date of acquisition. The rate of amortization of definite-lived intangible assets is calculated with reference to the period over which we expect to derive economic benefits from such assets. In instances where the purchase of flight equipment or the allocated fair value in a business combination includes consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated costs are recognized as an intangible lease premium asset and amortized on a straight-line basis over the term of the related lease as a reduction of lease revenue. Similarly, we recognize a lease deficiency liability as part of accrued expenses and other liabilities for lease contracts where the terms of the lease contract are unfavorable to market terms and amortize the liability over the term of the related lease as an addition to lease revenue. We consider lease renewals on a lease by lease basis. We generally do not assume lease renewals in the determination of the lease premiums or deficiencies given a market participant would expect the lessee to renegotiate the lease on then market terms. We evaluate all definite-lived intangible assets for impairment in accordance with ASC 360.

Inventory	Inventory Inventory, which consists primarily of engine and airframe parts, is valued at the lower of cost or market value.
Derivative Financial Instruments

Derivative financial instruments

     We use derivative financial instruments to manage our exposure to interest rate risks and foreign currency risks. Derivatives are accounted for in accordance with ASC 815. All derivatives are recognized on the balance sheet at their fair value. The fair value of derivative instruments under hedge accounting treatment includes a consideration of the credit rating and risk attaching to the counterparty of the derivative contract. We have considered both the quantitative and qualitative factors when determining our counterparty credit risk.

     When cash flow hedge accounting treatment is achieved under ASC 815, the changes in fair values related to the effective portion of the derivatives are recorded in accumulated other comprehensive income, and the ineffective portion is recognized immediately in income. Changes in fair value related to the effective portion of the derivatives are reclassified out of accumulated other comprehensive income into income for any ineffective portion of the derivative contract which is calculated at each quarter end. Amounts reflected in accumulated other comprehensive income related to the effective portion are reclassified into earnings in the same period or periods during which the hedged transactions affects earnings.

     We discontinue hedge accounting prospectively when (i) we determine that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its fair value on the balance sheet, recognizing changes in the fair value in current-period earnings. The remaining balance in accumulated other comprehensive income at the time we discontinue hedge accounting is not recognized in the income statement unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in earnings when earnings are affected by the hedged transaction.

     When cash flow hedge accounting treatment is not achieved under ASC 815, the changes in fair values between periods are recognized as a reduction or increase of interest expense on the income statement.

     Net cash received or paid under derivative contracts where material in any reporting period is classified as operating cash flow in our consolidated cash flow statements.

Deferred Income Taxes (Assets And Liabilities)
Deferred income taxes (assets and liabilities)

     We report deferred taxes of our taxable subsidiaries resulting from the temporary differences between the book values and the tax values of assets and liabilities using the liability method. The differences are calculated at nominal value using the enacted tax rate applicable at the time the temporary difference is expected to reverse. Deferred tax assets attributable to unutilized losses carried forward or other timing differences are reduced by a valuation allowance if it is more likely than not that such losses will not be utilized to offset future taxable income.

Other Assets

Other assets

     Other assets consist of receivables from aircraft manufacturers, prepayments, debt issuance costs, interest and other receivables and other tangible fixed assets. Other tangible fixed assets consist of computer equipment, motor vehicles and office furniture and are valued at acquisition cost and depreciated at various rates between 16% to 33% per annum over the assets' useful lives using the straight-line method. We capitalize costs incurred in arranging financing as debt issuance costs. Debt issuance costs are amortized to interest expense over the term of the related financing.

Accrued Maintenance Liability

Accrued maintenance liability

     In all of our aircraft leases, the lessees are responsible for maintenance and repairs of our flight equipment and related expenses during the term of the lease. In some instances, we may incur maintenance and repair expenses for off-lease aircraft. We recognize leasing expenses in our income statement for all such expenditures. In many operating lease and finance lease contracts, the lessee has the obligation to make a periodic payment of supplemental maintenance rent which is calculated with reference to the utilization of airframes, engines and other major life-limited components during the lease. Up to July 2008 we did not recognize such supplemental rent received as revenue, but as an accrued maintenance liability. From July 1, 2008 forward the Company changed the estimate of the amount of maintenance rent expected to be reimbursed to lessees. The change in estimate arose from the implementation of an improved model used to forecast future maintenance reimbursements. AerCap records as revenue all maintenance rent receipts not expected to be repaid to lessees. We estimate the total amount of maintenance reimbursements for the entire lease and only record revenue after we have received enough maintenance rent under a particular lease to cover the estimated total amount of revenue reimbursements. In these leases, upon lessee presentation of invoices evidencing the completion of qualifying maintenance on the aircraft, we make a payment to the lessee to compensate for the cost of the maintenance, up to the maximum of the supplemental maintenance rental payments made with respect to the lease contract.

     In most lease contracts not requiring the payment of supplemental rents, the lessee is required to re-deliver the aircraft in a similar maintenance condition (normal wear and tear excepted) as when accepted under the lease, with reference to major life-limited components of the aircraft. To the extent that such components are redelivered in a different condition than at acceptance, there is an end-of-lease compensation adjustment for the difference at redelivery. We recognize receipts of end-of-lease compensation adjustments as lease revenue when received and payments of end-of-lease adjustments as leasing expenses when paid.

     In addition, we may be obligated to make additional payments to the lessee for maintenance related expenses (lessor maintenance contributions or top-ups) primarily related to usage of major life-limited components occurring prior to entering into the lease. We account for planned major maintenance activities such as lessor contributions and top-ups based on the expense as incurred method in accordance with the Airline Audit and Accounting Guide. We record a charge to leasing expenses at the time of the occurrence of a lessor contribution or top-up payment, except in instances where we have established an accrual as an assumed liability for such payment in connection with the purchase of an aircraft with a lease attached, in which case such payments are charged against the existing accrual.

     For all of our lease contracts, any amounts of accrued maintenance liability existing at the end of a lease are released and recognized as lease revenue at lease termination. When flight equipment is sold, the portion of the accrued maintenance liability which is not specifically assigned to the buyer is released from the balance sheet and recognized as net gain on sale of assets as part of the sale of the flight equipment.

Accrual For Onerous Contracts
Accrual for onerous contracts

     We make an accrual for onerous contracts where the undiscounted costs of performing under a contract or series of related contracts exceed the undiscounted benefits expected to be derived from such contracts. In connection with a purchase business combination, accruals are recorded at the present value of such differences.

Revenue Recognition

Revenue recognition

     As lessor, we lease flight equipment principally under operating leases and report rental income ratably over the life of the lease as it is earned. We account for lease agreements that include step rent clauses on a straight line basis. Lease agreements for which base rent is based on floating interest rates are included in minimum lease payments based on the floating interest rate existing at the inception of the lease; any increases or decreases in lease payments that result from subsequent changes in the floating interest rate are contingent rentals and are recorded as increases or decreases in lease revenue in the period of the interest rate change. In certain cases, leases provide for rentals based on usage. The usage may be calculated based on hourly usage or on the number of cycles operated, depending on the lease contract. We cease revenue recognition on a lease contract when the collectability of such rentals is no longer reasonably assured. For past-due rentals which have been recognized as revenue, provisions are established on the basis of management's assessment of collectability and to the extent such rentals exceed related security deposits held, and are recorded as expenses on the income statement.

     Most of our lease contracts require payment in advance. Rentals received, but unearned under these lease agreements are recorded as deferred revenue on the balance sheet.

     Net gain on sale of assets originate from the sale of aircraft, engines and parts and are recognized when the delivery of the relevant asset is complete and the risk of loss has transferred to the buyer.

     Revenues from direct finance leases are recognized on the interest method to produce a level yield over the life of the finance lease. Expected unguaranteed residual values of leased assets are based on our assessment of residual values and independent appraisals of the values of leased assets remaining at expiration of the lease terms.

     Revenue from secured loans, notes receivables and other interest bearing instruments is recognized on an effective yield basis as interest accrues under the associated contracts. Revenue from lease management fees is recognized as income as it accrues over the life of the contract. Revenue from the receipt of lease termination penalties is recorded at the time cash is received or when the lease is terminated, if collection is reasonably assured. Other revenue includes any net gains we generate from the sale of aircraft related investments, such as our subordinated interests in securitization vehicles and notes, warrants or convertible securities issued by our lessees, which we receive from lessees as compensation for amounts owed to us in connection with lease restructurings.

Share-Based Compensation

Share-based compensation

     We account for share-based compensation in accordance with ASC 718. Accordingly, we recognize compensation expense when it becomes probable that participants in share-based incentive plans, who hold direct or indirect equity interests in our shares or options to acquire such shares, will be able to achieve fair value. The amount of such expense is determined by reference to the fair value of the share or share option on the date of grant. The timing of expense recognition is determined with reference to the timing of lapsing of restrictions on restricted shares and vesting on share options, including the lapsing of repurchase rights which allow other parties to repurchase participants' shares at less than fair market value.

Foreign Currencies

Foreign currencies

     Foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at the time the transaction took place or at the rates of exchange under related forward contracts where such contracts exist. Subsequent receivables or payables resulting from such foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at each balance sheet date. All resulting exchange gains and losses are taken to the income statement under selling, general and administrative expenses.

Variable Interest Entities	Variable interest entities We account for investments in variable interest entities in accordance with ASC 810, Consolidation.
Earnings Per Share

Earnings Per Share

     Earnings per share is presented in accordance with ASC 260 which requires the presentation of "basic" earnings per share and "diluted" earnings per share. Basic earnings per share is computed by dividing income available to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. For the purposes of calculating diluted earnings per share, the denominator includes both the weighted average number of ordinary shares outstanding during the period and the weighted average number of potentially dilutive ordinary shares, such as share options.

General (Tables)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
General [Abstract]
Changes In Ownership Interest In Subsidiaries

	Year ended December 31,
	2009	2010	2011

Net income attributable to AerCap Holdings N.V.	$165,166	$207,573	$172,224

Transfer (to) from non controlling interest
Increase in AerCap Holdings N.V. paid-in capital as a result of a default of the joint venture partner in AerVenture	25,078	—	—
Decrease in AerCap Holdings N.V. paid-in capital for sale of 50% equity interest in AerVenture	(45,182)	—	—
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture	—	(49,854)	—
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture	—	2,072	—
Net transfers (to) from non-controlling interest	(20,104)	(47,782)	—
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers (to) from non-controlling interests	$145,062	$159,791	$172,224

Condensed Consolidated Income Statements For Previous Periods

	Year ended December 31,
	2007	2008	2009	2010(1)

Revenues
Lease revenue	$495,340	$541,455	$581,134	$902,320
Net gain on sale of assets	103,455	77,107	40,243	36,204
Management fee revenue	14,343	11,749	12,964	12,975
Interest revenue	28,595	18,018	9,459	3,913
Other revenue	20,079	4,113	3,692	3,866
Total revenues	661,812	652,442	647,492	959,278
Expenses
Depreciation	129,294	154,130	194,161	307,706
Asset impairment	—	5,282	18,833	10,905
Interest on debt	227,765	208,914	86,193	233,985
Other expenses	33,941	59,843	68,067	67,829
Selling, general and administrative expenses	79,598	85,630	76,628	80,627
Total expenses	470,598	513,799	443,882	701,052
Income from continuing operations before income taxes and income of investments accounted for under the equity method	191,214	138,643	203,610	258,226
Provision for income taxes	(17,080)	833	(953)	(22,194)
Net income of investments accounted for under the equity method	—	—	983	3,713
Net income from continuing operations	$174,134	$139,476	$203,640	$239,745
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	13,164	1,447	2,731	(3,199)
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses	—	—	—	274
Net income	$187,298	$140,923	$206,371	$236,820
Net loss (income) attributable to non-controlling interest, net of tax	1,155	10,883	(41,205)	(29,247)
Net income attributable to AerCap Holdings N.V.	$188,453	$151,806	$165,166	$207,573

Total earnings per share, basic and diluted	$2.22	$1.79	$1.94	$1.81
Earnings (loss) per share from discontinued operations, basic and diluted	$0.15	$0.02	$0.03	$(0.03)
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$2.07	$1.77	$1.91	$1.84

Weighted average shares outstanding, basic and diluted	85,036,957	85,036,957	85,036,957	114,952,639

(1)           Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Summary Of Discontinued Operations

	Period ended
	December 31, 2009	December 31, 2010	October 7, 2011

Total revenues	$106,878	$89,861	$98,798

Loss from discontinued operations before taxes	5,672	(3,077)	(40,975)
Provision for income taxes	(2,941)	(122)	(11,770)
Income (loss) from discontinued operations, net of tax	2,731	(3,199)	(52,745)

Schedule Of Major Classes Of Assets And Liabilities
As of December 31, 2010
Assets
Flight equipment held for operating leases, net	$311,643
Inventory	103,363
Trade receivables, net of provisions	35,051
Cash and cash equivalents	35,362
Other assets	14,363

Liabilities
Debt	$291,628
Accrued expenses and other liabilities	16,313
Accounts payable	12,423
Accrued maintenance liability	8,306

Restricted Cash (Tables)	12 Months Ended
Dec. 31, 2011
Restricted Cash [Abstract]
Components Of Restricted Cash

	2010	2011
Cash securing our obligations under ECA-guaranteed financings	$36,703	$38,365
Cash securing our obligations under ALS I debt	39,770	39,331
Cash securing our obligations under ALS II debt	13,982	14,941
Cash securing our obligations under UBS revolving credit facility debt	56,594	58,591
Cash securing our obligations under Genesis Funding Limited ("GFL") securitization debt	18,526	24,564
Cash securing our obligations under TUI portfolio acquisition facility debt	11,608	11,747
Cash securing our obligations under other debt	47,745	54,742
Cash securing our obligations under the LILO head leases (Note 15) and cash securing the
guarantee of lease obligations/indebtedness of a LILO sublessee (Note 13)	6,837	—
Cash securing our obligations under derivative instruments (Note 11)	(11,380)	(7,170)
Other	2,079	2,214
	$222,464	$237,325

Trade Receivables, Net Of Provisions (Tables)	12 Months Ended
Dec. 31, 2011
Trade Receivables, Net Of Provisions [Abstract]
Components Of Trade Receivables

	2010	2011
Trade receivables	$51,661	$19,593
Provision for doubtful accounts	(2,606)	(3,530)
	$49,055	$16,063

Change In Allowance For Doubtful Trade Receivable

	Year ended December 31,
	2009	2010	2011
Provision at beginning of period	$11,983	$3,392	$2,606
Expense for doubtful accounts	(29)	39	3,335
Discontinued operations	992	1,128	(2,567)
Other(1)	(9,554)	(1,953)	156
Provision at the end of period	$3,392	$2,606	$3,530

(1)	Other includes direct write offs and cash accounting for certain trade receivables.

Flight Equipment Held For Operating Leases, Net (Tables)	12 Months Ended
Dec. 31, 2011
Flight Equipment Held For Operating Leases, Net [Abstract]
Movements In Flight Equipment Held For Operating Leases

	Year ended December 31,
	2009	2010	2011
Net book value at beginning of period	$3,989,629	$5,230,437	$8,061,260
Fair value of flight equipment acquired in acquisitions	—	1,337,412	—
Additions	1,649,520	2,531,719	882,625
Depreciation	(215,574)	(329,639)	(383,148)
Impairment (Note 22)	(32,378)	(11,764)	(23,323)
Disposals	(119,349)	(646,841)	(333,140)
Transfers to direct finance leases/flight equipment held for sale	—	(3,550)	—
Transfer to inventory	(41,411)	(46,514)	(11,430)
Sale of AeroTurbine	—	—	(296,970)
Net book value at end of period	$5,230,437	$8,061,260	$7,895,874
Accumulated depreciation/impairment at December 31, 2009, 2010 and 2011	$(542,309)	$(856,894)	$(1,060,416)

Contractual Commitments For Prepayment And Purchase Of Flight Equipment

	2012	2013	2014	Thereafter
Capital expenditures	$466,231	$220,648	$—	$294,793
Pre-delivery payments	31,320	57,742	91,119	18,224
	$497,551	$278,390	$91,119	$313,017

Contracted Minimum Future Lease Payments Receivable

Contracted minimum future lease receivables
2012	$942,212
2013	891,168
2014	762,176
2015	646,514
2016	524,857
Thereafter	1,465,597
$5,232,524

Notes Receivable (Tables)	12 Months Ended
Dec. 31, 2011
Notes Receivable [Abstract]
Components Of Notes Receivable

	2010	2011
Secured notes receivable	$5,114	$4,794
Notes receivable from lessee restructurings	10,383	406
	$15,497	$5,200

Minimum Future Receipts Under Notes Receivable

Minimum future notes receivable

2012	$4,289
2013	911
2014	—
2015	—
2016	—
Thereafter	—
$5,200

Prepayments On Flight Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Prepayments On Flight Equipment [Abstract]
Summary Of Movements In Prepayments On Flight Equipment

	Year ended December 31,
	2009	2010	2011
Net book value at beginning of period	$448,945	$527,666	$199,417
Prepayments made	431,410	132,706	43,313
Prepayments applied against the purchase of flight equipment	(375,690)	(468,933)	(151,550)
Interest capitalized	23,001	7,978	4,439
Net book value at end of period	$527,666	$199,417	$95,619

Investments (Tables)	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Components Of Investments

	2010	2011
25% equity investment in unconsolidated joint venture (AerDragon)	$30,332	$36,473
40% equity investment in unconsolidated joint venture (AerLift)	41,662	46,456
43% equity investment in unconsolidated joint venture (AerData)	991	1,150
	$72,985	$84,079

Intangible Assets (Tables)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Intangible Assets [Abstract]
Schedule Of Amortizable Intangible Assets

	As of December 31, 2011
	Gross	Accumulated amortization	Net
Lease premiums	$67,882	$(38,204)	$29,677
Net book value at end of period	$67,882	$(38,204)	$29,677

	As of December 31, 2010
	Gross	Accumulated amortization	Net
Lease premiums	$73,673	$(27,448)	$46,225
Customer relationships—parts	19,800	(9,229)	10,571
Customer relationships—engines	3,600	(2,516)	1,084
FAA certificate at AeroTurbine	1,100	(343)	757
Non-compete agreement	1,100	(1,100)	—
Net book value at end of period	$99,273	$(40,636)	$58,637

Schedule Of Changes To Amortizable Intangible Assets

	Year ending December 31,
	2010	2011
Net carrying value at beginning of period	$31,399	$58,637
Fair value of intangibles acquired in acquisitions	42,975	—
Discontinued operations	—	(12,412)
Purchases of intangible lease premiums	9,006	—
Amortization	(22,070)	(15,375)
Impairment (Note 22)	(2,673)	(1,173)
Net carrying value at end of period	$58,637	$29,677

Schedule Of Future Amortization Of The Intangible Assets

Amortization of intangible assets
2012	$11,578
2013	8,431
2014	6,137
2015	3,107
2016	424
Thereafter	—
$29,677

Inventory (Tables)	12 Months Ended
Dec. 31, 2011
Inventory [Abstract]
Schedule Of Inventory
	2010	2011
Engine and airframe parts	$119,440	$13,953
Work-in-process	1,645	—
	$121,085	$13,953

Derivative Assets And Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Derivative Assets And Liabilities [Abstract]
Schedule Of Change In Fair Value Of Interest Rate Derivatives

	Year ended December 31,
	2009	2010	2011
Change in fair value of interest rate caps and floors	$(23,692)	$27,720	$59,312
Change in fair value of interest rate swaps acquired in Genesis Transaction	—	(22,947)	(39,536)
	$(23,692)	$4,773	$19,776

Other Assets (Tables)	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Schedule Of Other Assets

	2010	2011
Debt issuance costs	$152,001	$148,675
Other tangible fixed assets	9,634	3,802
Receivables from aircraft manufacturer	18,281	12,990
Prepaid expenses	5,539	4,601
Other receivables	23,686	11,291
	$209,141	$181,359

Accrued Expenses And Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Liabilities [Abstract]
Schedule Of Accrued Expenses And Other Liabilities

	2010	2011
Guarantee liability	$1,251	$—
Accrued expenses	73,691	29,682
Accrued interest	24,137	26,702
Lease deficiency	22,310	18,074
	$121,389	$74,458

Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Schedule Of Debt
				Weighted
				average
				interest rate
				December 31,
	2010	2011	(1)	2011 (2)	Maturity
ECA-guaranteed financings	$1,577,325	$1,662,810		2.48%	2023
ALS I debt	806,574	640,332		0.53%	2032
ALS II debt	803,852	693,180		2.13%	2038
Revolving credit facility	591,676	461,421		3.18%	2016
GFL securitization debt	627,704	624,973		0.52%	2032
TUI portfolio acquisition facility	313,223	262,302		1.93%	2015
Skyfunding B737-800 acquisition facility	—	133,669		3.86%	2021
AT revolving credit facility	291,628	—		—	—
Subordinated debt joint ventures partners(3)	87,568	64,280		19.35%	2022
Other debt	1,466,613	1,568,198		4.19%	2023
	$6,566,163	$6,111,165

(1)	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.
(2)	The weighted average interest rate in the table above excludes the impact of derivative instruments, interest rate caps and interest rate swaps, which we hold to hedge our exposure to interest rates.
(3)	Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

Schedule Of Maturities Of Debt And Capital Lease Obligations

Debt
maturing
2012	$800,861
2013	731,267
2014	739,025
2015	1,093,315
2016	909,666
Thereafter	1,837,031
$6,111,165

Schedule Of Other Debt

Amount outstanding at
December 31, 2011
(US dollars in thousands)
Pre-delivery payment facilities	$47,436
Secured aircraft portfolio transactions	232,614
Secured aircraft financings	1,000,302
Facilities for general corporate purposes	170,000
Japanese operating lease	75,011
Other financings	42,835
Total	$1,568,198

Accrual For Onerous Contracts (Tables)	12 Months Ended
Dec. 31, 2011
Accrual For Onerous Contracts [Abstract]
Summary Of Undiscounted Contracted Minimum Lease Payments

	Head lease payments	Sublease receipts

2012	$11,822	$7,550
2013	—	510
	$11,822	$8,060

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Summary Of Income Tax Expense/(Benefit) By Tax Jurisdiction

	Year ended December 31,
	2009	2010	2011
Deferred tax expense (benefit)
The Netherlands	$(15,959)	$6,085	$4,322
Ireland	20,711	18,446	6,668
United States of America	(5,444)	(2,252)	4,317
Sweden	171	6	633
Other	(47)	—	—
	(568)	22,285	15,940
Current tax expense (benefit)
United States of America	1,521	(764)	(1,730)
The Netherlands	—	673	1,250
	1,521	(91)	(480)

Income tax expense (benefit)	$953	$22,194	$15,460

Reconciliation Of Statutory Income Tax Expense/(Benefit)

	Year ended December 31,
	2009	2010	2011
Income tax expense at statutory income tax rate	$51,921	$65,848	$57,513

Valuation allowance (1)	14,746	27,400	9,661
Income arising from non taxable items (permanent
differences) (2)	(13,836)	(20,454)	(8,089)
Tax on global activities (3)	(51,878)	(50,600)	(43,625)
	(50,968)	(43,654)	(42,053)

Actual income tax expense (benefit)	$953	$22,194	$15,460

(1) Relates to losses and credit forwards in our Dutch tax jurisdiction, which expire with time, triggering the valuation allowance.

(2) Relates to non taxable income arising from aircraft with a higher tax basis.

(3) The following tables summarizes our global tax activities into each specific tax jurisdiction for each of the years presented:

Schedule Of Global Tax Activities

	Year ended December 31, 2009
		Local	Variance to Dutch	Tax variance as a
	Pre-tax	statutory	statutory tax rate	result of global
	income (loss)	tax rate (1)	of 25.5%	activities (2)
Tax jurisdiction
The Netherlands	$(120,135)	25.5%	0.0%	$—
Ireland	162,520	12.5%	(13.0%)	(21,128)
United States of America	(10,519)	37.3%	11.8%	(1,241)
Sweden	912	19.0%	(6.5)%	(59)
Isle of Man	115,492	0.0%	(25.5)%	(29,450)
	$148,270			$(51,878)

Income arising from non taxable items	55,340
Income from continuing operations
before income tax	$203,610

	Year ended December 31, 2010
		Local	Variance to Dutch	Tax variance as a
	Pre-tax	statutory	statutory tax rate	result of global
	income (loss)	tax rate (1)	of 25.0%	activities (2)
Tax jurisdiction
The Netherlands	$(82,943)	25.0%	0.0%	$—
Ireland	147,291	12.5%	(12.5%)	(18,411)
United States of America	(7,676)	37.6%	12.6%	(967)
Sweden	26	18.7%	(6.3)%	(2)
Isle of Man	124,878	0.0%	(25.0)%	(31,220)
	$181,576			$(50,600)

Income arising from non taxable items	76,650
Income from continuing operations
before income tax	$258,226

	Year ended December 31, 2011
		Local	Variance to Dutch	Tax variance as a
	Pre-tax	statutory	statutory tax rate	result of global
	income (loss)	tax rate (1)	of 25.0%	activities (2)
Tax jurisdiction
The Netherlands	$(33,149)	25.0%	0.0%	$—
Ireland	91,973	12.5%	(12.5%)	(11,497)
United States of America	5,204	37.6%	12.6%	656
Sweden	3,384	18.7%	(6.3)%	(213)
Isle of Man	130,284	0.0%	(25.0)%	(32,571)
	$197,696			$(43,625)

Income arising from non taxable items	32,355
Income from continuing operations
before income tax	$230,051

(1) The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

(2) The tax variance as a result of global activities is mainly caused by our operations in countries with a lower statutory tax rate than the statutory tax rate in The Netherlands.

Deferred Tax Assets And Liabilities

	December 31, 2010
	The
	Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(13,686)	$73,704	$32,284	$—
Debt	—	18,662	—	—
Share-based compensation	—	—	(778)	—
Inventory	—	—	(6,575)	—
Intangibles	—	3,800	4,581	—
Lessee receivables	—	—	(611)	—
Loss-making contracts	—	—	(481)	—
Interest expense	—	—	(12,936)	—
Accrued maintenance liability	(2,574)	2,320	(6,804)	—
Obligations under capital leases and debt obligations	—	(6,484)	—	—
Investments	—	(2,500)	—	—
Losses and credits forward	(64,346)	(126,049)	(15,745)	(8,471)
Other	(4,610)	1,571	(3,528)	—
Valuation allowance on tax assets	44,696	—	—	—
Net deferred tax (asset) liability	$(40,520)	$(34,976)	$(10,593)	$(8,471)

	December 31, 2011
	The
	Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(15,251)	$146,675	$(1,599)	$—
Debt	—	16,516	—	—
Intangibles	—	2,452	—	—
Loss-making contracts	—	—	1,828	—
Interest expense	—	—	(8,174)	—
Accrued maintenance liability	—	(3,859)	(1,731)	—
Obligations under capital leases and debt obligations	—	(6,064)	—	—
Investments	—	(2,500)	—	—
Losses and credits forward	(73,861)	(186,477)	(6,058)	(7,316)
Other	(2,222)	1,157	814	55
Valuation allowance on tax assets	54,357	—	—	—
Net deferred tax (asset) liability	$(36,977)	$(32,100)	$(14,920)	$(7,261)

Summary Of Valuation Allowance

	Year ended December 31,
	2009	2010	2011
Valuation allowance at beginning of period	$2,550	$17,296	$44,696
Increase of allowance to income tax provision	14,746	27,400	9,661
Valuation allowance at end of period	$17,296	$44,696	$54,357

Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Line Items]
Schedule Of Restricted Shares/Options Activity

Number of
Restricted
Shares/Options
Beginning outstanding January 1, 2009	2,457,098
Forfeitures	(245,738)
Ending outstanding December 31, 2009	2,211,360

Beginning outstanding January 1, 2010	2,211,360
Exercises of Cerberus Funds shares/options for direct
holdings of AerCap shares	(1,465,395)
Ending outstanding December 31, 2010	745,965

Beginning outstanding January 1, 2011	745,965
Forfeitures	—
Ending outstanding December 31, 2011	745,965

Summary Of NV Equity Plan Activity

		Weighted Average
	Number of Options	Exercise Price
Options outstanding at January 1, 2009	2,887,500	NA
Forfeitures	(312,500)	NA
Options outstanding at December 31, 2009	2,575,000	NA

Options outstanding at January 1, 2010	2,575,000	NA
Forfeitures	(612,500)	NA
Options issued during year	321,041	22.54
Options outstanding at December 31, 2010	2,283,541	NA

Options outstanding at January 1, 2011	2,283,541	NA
Forfeitures	(150,000)	NA
Options exercised during year	(100,000)	2.95
Options issued during year	23,662	11.29
Options outstanding at December 31, 2011	2,057,203	NA

Stock Options [Member]
Share-Based Compensation [Line Items]
Schedule Of Stock Option Assumptions

Volatility	38.25% - 39.90%
Expected life	5.00 - 5.93 years
Risk-free interest rate	4.67% - 4.72%
Dividend yield rate	0.00%

NV Equity Plan [Member]
Share-Based Compensation [Line Items]
Schedule Of Stock Option Assumptions

Volatility	33.92% - 38.42%
Expected life	5.33 - 6.53 years
Risk-free interest rate	1.89% - 4.20%
Dividend yield rate	0.00%

Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Schedule Of Lease Revenue By Segment

	2009	2010	2011

Russia	6.9%	11.3%	10.3%
Germany	16.3%	12.0%	9.3%

Schedule Of Long-Lived Assets By Segment

2011
Russia	10.7%

Selling, General And Administrative Expenses (Tables)	12 Months Ended
Dec. 31, 2011
Selling, General And Administrative Expenses [Abstract]
Schedule Of Selling, General And Administrative Expenses

	Year ended December 31,
	2009	2010	2011
Personnel expenses (1) (3)	$40,684	$39,708	$52,262
Travel expenses	5,216	5,130	5,862
Professional services	12,217	13,752	13,159
Office expenses	3,368	4,067	3,943
Directors expenses	3,382	4,789	5,582
Aircraft management fee (2)	—	6,395	26,841
Mark-to-market on derivative instruments and foreign currency results	4,148	(1,651)	2,811
Other expenses	7,613	8,437	10,286
	$76,628	$80,627	$120,746

(1)           Includes share-based compensation of $2,986, $2,875 and $6,159 in the years ended December 31, 2009, 2010 and 2011, respectively.

(2)           Includes a one-off charge of $24,500 relating to the buy-out of the Genesis portfolio servicing rights in the year ended December 31, 2011.

(3)           Includes termination and severance payments of $5,151 in the year ended December 31, 2011.

Asset Impairment (Tables)	12 Months Ended
Dec. 31, 2011
Asset Impairment [Abstract]
Schedule Of Asset Impairment

	2009	2010	2011
Flight equipment (Note 5)	$32,378	$11,764	$23,323
Discontinued operations	(13,741)	(3,532)	(8,902)
Intangible lease premium (Note 9)	196	2,673	1,173
	$18,833	$10,905	$15,594

Earnings Per Ordinary Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Ordinary Share [Abstract]
Computations Of Basic And Diluted Earnings Per Ordinary Share

	Year ended	Year ended	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Net income for the computation of basic and diluted
earnings per share	$165,166	$207,573	$172,224
Weighted average ordinary shares outstanding	85,036,957	114,952,639	146,587,752
Basic and diluted earnings per ordinary share	$1.94	$1.81	$1.17

Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Schedule Of Rent Expense

2012	$2,084
2013	1,199
2014	915
2015	923
2016	600
Thereafter	713
$6,434

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Schedule Of Financial Assets And Liabilities Measured At Fair Value On Recurring Basis

	December
	31, 2011	Level 1	Level 2	Level 3
Cash and cash equivalents	$411,081	$411,081	$—	$—
Restricted cash	237,325	237,325	—	—
Derivative assets	21,050	—	21,050	—
Derivative liabilities	(27,159)	—	(27,159)	—
	$642,297	$648,406	$(6,109)	$—

Carrying Amounts And Fair Values Of Financial Instruments

	December 31, 2010		December 31, 2011
	Book value	Fair value	Book value	Fair value
Assets
Restricted cash	$222,464	$222,464	$237,325	$237,325
Derivative assets	55,211	55,211	21,050	21,050
Cash and cash equivalents	404,450	404,450	411,081	411,081
	$682,125	$682,125	$669,456	$669,456
Liabilities
Debt	$6,566,163	$6,177,381	$6,111,165	$5,710,399
Derivative liabilities	55,769	55,769	27,159	27,159
	$6,621,932	$6,233,150	$6,138,324	$5,737,558

General (The Company) (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
General [Abstract]
Total assets	$ 9,107,632	$ 9,600,607
Number of aircraft owned	251

General (Variable Interest Entities) (Narrative) (Details) (USD $) Share data in Millions, except Per Share data, unless otherwise specified	9 Months Ended	12 Months Ended							0 Months Ended				12 Months Ended			1 Months Ended	12 Months Ended		12 Months Ended		0 Months Ended	12 Months Ended						0 Months Ended		0 Months Ended	1 Months Ended
	Oct. 07, 2011	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007	Mar. 25, 2010 AerCap Holdings N.V. [Member]	Sep. 17, 2009 AerCap Holdings N.V. [Member]	Dec. 31, 2011 AerCap Holdings N.V. [Member]	Jun. 30, 2008 AerCap Holdings N.V. [Member]	Dec. 31, 2011 China Aviation's Ownership Percentage In AerDragon [Member]	Dec. 31, 2011 AerCap Holdings' Ownership Percentage In AerDragon [Member]	Dec. 31, 2011 AerDragon [Member]	Jun. 30, 2008 AerCap Partners I [Member]	Dec. 31, 2010 Joint Venture Partner [Member]	Jun. 30, 2008 Joint Venture Partner [Member]	Dec. 31, 2010 Waha Capital PJSC [Member]	Dec. 31, 2011 Waha Capital PJSC [Member]	Oct. 07, 2011 AeroTurbine, Inc [Member]	Dec. 31, 2011 AeroTurbine, Inc [Member]	Dec. 31, 2010 A320 Aircraft [Member]	Dec. 31, 2010 CRJ Aircraft [Member]	Jun. 01, 2011 A330 Wide-Body Aircraft [Member]	Dec. 31, 2010 A330 Wide-Body Aircraft [Member]	Nov. 11, 2010 AerVenture [Member]	Nov. 11, 2010 Waha [Member]	Nov. 11, 2010 CRJ Aircraft [Member]	Sep. 17, 2009 Genesis [Member]	Mar. 25, 2010 Genesis [Member]	Mar. 25, 2011 Genesis [Member]
Schedule Of General [Line Items]
Ownership percentage													50.00%	25.00%		50.00%	50.00%		40.00%
Number of aircraft owned		251													17		10			10			3	4		3			4
Maximum loss exposure, equity investment, amount		$ 36,500,000
Maximum loss exposure, debt guaranteed, amount		21,800,000
Maximum loss exposure, amount		58,300,000
Number of aircraft acquired																19
Senior debt facility																425,700,000
Subordinated debt												62,800,000				125,600,000		62,800,000
Equity investment, ownership percentage											25.00%				25.00%				40.00%									40.00%	50.00%
Purchase price for all shares of AeroTurbine																					228,000,000
Loss on discontinued operations (AeroTurbine)	(52,745,000)	(52,745,000)	(3,199,000)	[1],[2],[3],[4]	2,731,000	[1],[2]	1,447,000	13,164,000														52,800,000
Fees and incentive payments incurred due to AeroTurbine transaction																						22,500,000
Write-off of deferred tax asset																						8,700,000
Loss on sale of business																						21,600,000
Amalgamation gain			274,000	[1],[2],[3],[4]																											274,000
Trading price of common shares, per share									$ 10.83	$ 8.81																				$ 8.45
Total consideration paid																																372,300,000
Fair market value of net assets acquired																																403,400,000
New shares issued for acquisition																												29.8
Cash received for shares issued																												105,000,000
Interest in the joint venture company																									50.00%		50.00%		50.00%
Minority interest in the joint venture company																											50.00%
Increase in cash position due to AeroTurbine sale		$ 119,917,000

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

General (Changes In Ownership Interest In Subsidiaries) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
General [Abstract]
Net income attributable to AerCap Holdings N.V.	$ 172,224	$ 207,573	[1],[2],[3],[4]	$ 165,166	[1],[2]	$ 151,806	$ 188,453
Increase in AerCap Holdings N.V. paid-in capital as a result of a default of the joint venture partner in AerVenture				25,078
Decrease in AerCap Holdings N.V. paid-in capital for sale of 50% equity interest in AerVenture				(45,182)
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture		(49,854)
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture		2,072
Net transfers (to) from non-controlling interest		(47,782)		(20,104)
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers (to) from non-controlling interests	$ 172,224	$ 159,791		$ 145,062

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

General (Condensed Consolidated Income Statements For Previous Periods) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended	12 Months Ended
	Oct. 07, 2011	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
General [Abstract]
Lease revenue		$ 1,050,536		$ 902,320	[1],[2],[3],[4]	$ 581,134	[1],[2]	$ 541,455	$ 495,340
Net gain on sale of assets		9,284		36,204	[1],[2],[3],[4]	40,243	[1],[2]	77,107	103,455
Management fee revenue		19,059		12,975	[1],[2],[3],[4]	12,964	[1],[2]	11,749	14,343
Interest revenue		2,761		3,913	[1],[2],[3],[4]	9,459	[1],[2]	18,018	28,595
Other revenue		12,283		3,866	[1],[2],[3],[4]	3,692	[1],[2]	4,113	20,079
Total Revenues		1,093,923		959,278	[1],[2],[3],[4]	647,492	[1],[2]	652,442	661,812
Depreciation		361,210		307,706	[1],[2],[3],[4]	194,161	[1],[2]	154,130	129,294
Asset impairment		15,594		10,905	[1],[2],[3],[4]	18,833	[1],[2]	5,282
Interest on debt		292,486		233,985	[1],[2],[3],[4]	86,193	[1],[2]	208,914	227,765
Other expenses				67,829	[3]	68,067		59,843	33,941
Selling, general and administrative expenses		120,746	[5]	80,627	[1],[2],[3],[4],[5]	76,628	[1],[2],[5]	85,630	79,598
Total Expenses		863,872		701,052	[1],[2],[3],[4]	443,882	[1],[2]	513,799	470,598
Income from continuing operations before income taxes and income of investments accounted for under the equity method		230,051		258,226	[1],[2],[3],[4]	203,610	[1],[2]	138,643	191,214
Provision for income taxes		(15,460)		(22,194)	[1],[2],[3],[4]	(953)	[1],[2]	833	(17,080)
Net income of investments accounted for under the equity method		10,904		3,713	[1],[2],[3],[4]	983	[1],[2]
Net Income from continuing operations		225,495		239,745	[1],[2],[3],[4]	203,640	[1],[2]	139,476	174,134
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	(52,745)	(52,745)		(3,199)	[1],[2],[3],[4]	2,731	[1],[2]	1,447	13,164
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses				274	[1],[2],[3],[4]
Net Income		172,750		236,820	[1],[2],[3],[4],[6],[7]	206,371	[1],[2]	140,923	187,298
Net income attributable to non-controlling interest		(526)		(29,247)	[1],[2],[3],[4]	(41,205)	[1],[2]	10,883	1,155
Net income attributable to AerCap Holdings N.V.		$ 172,224		$ 207,573	[1],[2],[3],[4]	$ 165,166	[1],[2]	$ 151,806	$ 188,453
Total earnings per share, basic and diluted		$ 1.17		$ 1.81	[1],[2],[3],[4]	$ 1.94	[1],[2]	$ 1.79	$ 2.22
Earnings (loss) per share from discontinued operations, basic and diluted		$ (0.36)		$ (0.03)	[1],[2],[3],[4]	$ 0.03	[1],[2]	$ 0.02	$ 0.15
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted		$ 1.53		$ 1.84	[1],[2],[3],[4]	$ 1.91	[1],[2]	$ 1.77	$ 2.07
Weighted average shares outstanding, basic and diluted		146,587,752		114,952,639	[1],[2],[3],[4]	85,036,957	[1],[2]	85,036,957	85,036,957

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").
[5]	Includes share based compensation of $3.0 million ($2.6 million, net of tax), $2.9 million ($2.5 million, net of tax) and $6.2 million ($5.4, net of tax) in the years ended December 31, 2009, 2010 and 2011 respectively.
[6]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[7]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

General (Summary Of Discontinued Operations) (Details) (USD $) In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended
	Oct. 07, 2011	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
General [Abstract]
Total revenues	$ 98,798		$ 89,861		$ 106,878
Loss from discontinued operations before taxes	(40,975)		(3,077)		5,672
Provision for income taxes	(11,770)		(122)		(2,941)
Income (loss) from discontinued operations, net of tax	$ (52,745)	$ (52,745)	$ (3,199)	[1],[2],[3],[4]	$ 2,731	[1],[2]	$ 1,447	$ 13,164

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

General (Schedule Of Major Classes Of Assets And Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Assets
Flight equipment held for operating leases, net	$ 7,895,874		$ 8,061,260
Inventory	13,953		121,085
Trade receivables, net of provisions	16,063		49,055
Cash and cash equivalents	411,081		404,450	[1],[2]	182,617	[1],[2]	193,563
Other assets	181,359		209,141
Liabilities
Debt	6,111,165	[3]	6,566,163
Accrued expenses and other liabilities	74,458		121,389
Accounts payable	4,142		16,045
Accrued maintenance liability	452,582		420,824
AeroTurbine, Inc. [Member]
Assets
Flight equipment held for operating leases, net			311,643
Inventory			103,363
Trade receivables, net of provisions			35,051
Cash and cash equivalents			35,362
Other assets			14,363
Liabilities
Debt			291,628
Accrued expenses and other liabilities			16,313
Accounts payable			12,423
Accrued maintenance liability			$ 8,306

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[3]	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.

Summary Of Significant Accounting Policies (Narrative) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary Of Significant Accounting Policies [Line Items]
Change in estimates, reduction of net income	$ 7.6
Change in estimates, reduction of basic and diluted earnings per share	$ 0.05
Reclassification of cash flows to better reflect income from maintenance receipts		$ 59.2	$ 26.7
Percentage of estimates for residual values of original manufacture cost	15.00%
Flight Equipment Held For Operating Leases [Member]
Summary Of Significant Accounting Policies [Line Items]
Estimated useful life of asset, years	25
Maximum [Member]
Summary Of Significant Accounting Policies [Line Items]
Percentage of depreciation	33.00%
Minimum [Member]
Summary Of Significant Accounting Policies [Line Items]
Percentage of depreciation	16.00%

Restricted Cash (Components Of Restricted Cash) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	$ 237,325	$ 222,464
Cash Securing Our Obligations Under ECA-Guaranteed Financings [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	38,365	36,703
Cash Securing Our Obligations Under ALS I Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	39,331	39,770
Cash Securing Our Obligations Under ALS II Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	14,941	13,982
Cash Securing Our Obligations Under UBS Revolving Credit Facility Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	58,591	56,594
Cash Securing Our Obligations Under Genesis Funding Limited ("GFL") Securitization Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	24,564	18,526
Cash Securing Our Obligations Under TUI Portfolio Acquisition Facility Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	11,747	11,608
Cash Securing Our Obligations Under Other Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	54,742	47,745
Cash Securing Our Obligations Under The LILO Head Leases (Note 15) And Cash Securing The Guarantee Of Lease Obligations/Indebtedness Of A LILO Sublessee (Note 13) [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash		6,837
Cash Securing Our Obligations Under Derivative Instruments (Note 11) [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	(7,170)	(11,380)
Other [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	$ 2,214	$ 2,079

Trade Receivables, Net Of Provisions (Components Of Trade Receivables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Trade Receivables, Net Of Provisions [Abstract]
Trade receivables	$ 19,593	$ 51,661
Allowance for doubtful accounts	(3,530)	(2,606)	(3,392)	(11,983)
Trade receivables, net	$ 16,063	$ 49,055

Trade Receivables, Net Of Provisions (Change In Allowance For Doubtful Trade Receivable) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Trade Receivables, Net Of Provisions [Abstract]
Provision at beginning of period	$ 2,606		$ 3,392		$ 11,983
Expense for doubtful accounts receivable	3,335		39		(29)
Discontinued operations	(2,567)		1,128		992
Other	156	[1]	(1,953)	[1]	(9,554)	[1]
Provision at the end of period	$ 3,530		$ 2,606		$ 3,392

[1]	Other includes direct write offs and cash accounting for certain trade receivables.

Flight Equipment Held For Operating Leases, Net (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009
Number of aircraft	251
Number of operating leases	89
Number of countries	46
Prepayments on flight equipment (including related capitalized interest)	$ 151,550	$ 468,933	$ 375,690
Maximum years until lease agreements expire	12
A330 Wide-Body Aircraft [Member]
Number of aircraft		3
A320 Aircraft [Member]
Number of aircraft		3
Boeing 737-800 [Member]
Number of aircraft	12
Purchase-Leaseback [Member] | Boeing 737-800 [Member]
Number of aircraft	31
Capital Lease Expense [Member] | A330 Wide-Body Aircraft [Member]
Number of aircraft	5
Capital Lease Expense [Member] | A320 Aircraft [Member]
Number of aircraft	7
Capital Lease Expense [Member] | Boeing 737-800 [Member]
Number of aircraft	10
Flight Equipment Held For Operating Leases [Member]
Number of aircraft	245
Number of engines	7

Flight Equipment Held For Operating Leases, Net (Movements In Flight Equipment Held For Operating Leases) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Property, Plant and Equipment [Line Items]
Depreciation	$ (361,210)	$ (307,706)	[1],[2],[3],[4]	$ (194,161)	[1],[2]	$ (154,130)	$ (129,294)
Impairment (Note 22)	(15,594)	(10,905)	[1],[2],[3],[4]	(18,833)	[1],[2]	(5,282)
Flight Equipment Held For Operating Leases [Member]
Property, Plant and Equipment [Line Items]
Net book value at beginning of period	8,061,260	5,230,437		3,989,629
Fair value of flight equipment acquired in acquisitions		1,337,412
Additions	882,625	2,531,719		1,649,520
Depreciation	(383,148)	(329,639)		(215,574)
Impairment (Note 22)	(23,323)	(11,764)		(32,378)
Disposals	(333,140)	(646,841)		(119,349)
Transfers to direct finance leases/flight equipment held for sale		(3,550)
Transfer to inventory	(11,430)	(46,514)		(41,411)
Sale of AeroTurbine	(296,970)
Net book value at end of period	7,895,874	8,061,260		5,230,437
Accumulated depreciation/impairment at December 31, 2009, 2010 and 2011	$ (1,060,416)	$ (856,894)		$ (542,309)

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Flight Equipment Held For Operating Leases, Net (Contractual Commitments For Prepayment And Purchase Of Flight Equipment) (Details) (Flight Equipment Held For Operating Leases [Member], USD $)
In Thousands, unless otherwise specified	Dec. 31, 2011
Recorded Unconditional Purchase Obligation [Line Items]
2012	$ 497,551
2013	278,390
2014	91,119
Thereafter	313,017
Capital Expenditures [Member]
Recorded Unconditional Purchase Obligation [Line Items]
2012	466,231
2013	220,648
Thereafter	294,793
Pre-Delivery Payments [Member]
Recorded Unconditional Purchase Obligation [Line Items]
2012	31,320
2013	57,742
2014	91,119
Thereafter	$ 18,224

Flight Equipment Held For Operating Leases, Net (Contracted Minimum Future Lease Payments Receivable) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Flight Equipment Held For Operating Leases, Net [Abstract]
2012	$ 942,212
2013	891,168
2014	762,176
2015	646,514
2016	524,857
Thereafter	1,465,597
Contracted minimum future lease receivables	$ 5,232,524

Notes Receivable (Components Of Notes Receivable) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Notes receivable	$ 5,200	$ 15,497
Secured Notes Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Notes receivable	4,794	5,114
Notes Receivable From Lessee Restructurings [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Notes receivable	$ 406	$ 10,383

Notes Receivable (Minimum Future Receipts Under Notes Receivable) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Notes Receivable [Abstract]
2012	$ 4,289
2013	911
2014
2015
2016
Thereafter
Minimum future notes receivable	$ 5,200

Prepayments On Flight Equipment (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended				12 Months Ended			1 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 23, 2012	Dec. 31, 2011 Airbus [Member] A320 Aircraft [Member]	Dec. 31, 2009 Airbus [Member] A320 Aircraft [Member]	Dec. 31, 2005 Airbus [Member] A320 Aircraft [Member]	May 31, 2007 Airbus [Member] A330 Wide-Body Aircraft [Member]	Dec. 31, 2006 Airbus [Member] A330 Wide-Body Aircraft [Member]	Dec. 31, 2011 Airbus [Member] A330 Wide-Body Aircraft [Member]	Dec. 31, 2009 Airbus [Member] A330 Wide-Body Aircraft [Member]	Dec. 31, 2010 Boeing [Member] Boeing 737-800 [Member]	Dec. 31, 2010 Boeing [Member] Maximum [Member] Boeing 737-800 [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft ordered							70		20				15
Number of aircraft ordered subject to reconfirmation rights							5
Number of additional aircraft ordered						4		10		27	2
Number of aircraft delivered				4	52
Number of aircraft sold					12					8
Number of aircraft remaining to be delivered					5					5		10
Number of purchase rights												5
Interest capitalized	$ 4,439	$ 7,978	$ 23,001

Prepayments On Flight Equipment (Summary Of Movements In Prepayments On Flight Equipment) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Prepayments On Flight Equipment [Abstract]
Net book value at beginning of period	$ 199,417	$ 527,666	$ 448,945
Prepayments made	43,313	132,706	431,410
Prepayments applied against the purchase of flight equipment	(151,550)	(468,933)	(375,690)
Interest capitalized	4,439	7,978	23,001
Net book value at end of period	$ 95,619	$ 199,417	$ 527,666

Investments (Components Of Investments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	$ 84,079	$ 72,985
AerDragon [Member]
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	36,473	30,332
Equity investment, ownership percentage	25.00%
AerLift [Member]
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	46,456	41,662
Equity investment, ownership percentage	40.00%
AerData [Member]
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	$ 1,150	$ 991
Equity investment, ownership percentage	43.00%

Intangible Assets (Narrative) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Intangible Assets [Abstract]
Weighted average amortization period for the amortizable intangible assets (months)	37	49

Intangible Assets (Schedule Of Amortizable Intangible Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Finite-Lived Intangible Assets [Line Items]
Gross	$ 67,882	$ 99,273
Accumulated amortization	(38,204)	(40,636)
Net	29,677	58,637	31,399
Lease Premiums [Member]
Finite-Lived Intangible Assets [Line Items]
Gross	67,882	73,673
Accumulated amortization	(38,204)	(27,448)
Net	29,677	46,225
Customer Relationships-Parts [Member]
Finite-Lived Intangible Assets [Line Items]
Gross		19,800
Accumulated amortization		(9,229)
Net		10,571
Customer Relationships-Engines [Member]
Finite-Lived Intangible Assets [Line Items]
Gross		3,600
Accumulated amortization		(2,516)
Net		1,084
FAA Certificate At AeroTurbine [Member]
Finite-Lived Intangible Assets [Line Items]
Gross		1,100
Accumulated amortization		(343)
Net		757
Non-Compete Agreement [Member]
Finite-Lived Intangible Assets [Line Items]
Gross		1,100
Accumulated amortization		$ (1,100)

Intangible Assets (Schedule Of Changes To Amortizable Intangible Assets) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Intangible Assets [Abstract]
Net carrying value at beginning of period	$ 58,637	$ 31,399
Fair value of intangibles acquired in acquisitions		42,975
Purchases of intangible lease premiums		9,006
Discontinued operations	(12,412)
Amortization	(15,375)	(22,070)
Impairment (Note 22)	(1,173)	(2,673)	(196)
Net carrying value at end of period	$ 29,677	$ 58,637	$ 31,399

Intangible Assets (Schedule Of Future Amortization Of The Intangible Assets) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
2012	$ 11,578
2013	8,431
2014	6,137
2015	3,107
2016	424
Thereafter
Future amortization of the intangible assets, Total	$ 29,677

Inventory (Schedule Of Inventory) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Inventory [Abstract]
Engine and airframe parts	$ 13,953	$ 119,440
Work-in-process		1,645
Inventory, net, total	$ 13,953	$ 121,085

Derivative Assets And Liabilities (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Derivative [Line Items]
Derivative, Notional Amount	$ 3,800,000,000
Notional amounts of derivatives	500,000,000	0
Fair value of derivatives	(6,100,000)
Interest rate swaps, fair value	$ (9,800,000)	$ 5,700,000
Maximum length of time hedged in cash flow hedge	12 years
Number of interest rate swaps held	4
Number of aircraft	251
Minimum [Member]
Derivative [Line Items]
Derivative variable benchmark interest range, maturity period, months	1
Maximum [Member]
Derivative [Line Items]
Derivative variable benchmark interest range, maturity period, months	6
Genesis [Member]
Derivative [Line Items]
Number of interest rate swaps held	2

Derivative Assets And Liabilities (Schedule Of Interest Rate Derivatives) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Assets And Liabilities [Abstract]
Change in fair value of interest rate caps and floors	$ 59,312	$ 27,720	$ (23,692)
Change in fair value of interest rate swaps acquired in Genesis Transaction	(39,536)	(22,947)
Interest rate derivatives	$ 19,776	$ 4,773	$ (23,692)

Other Assets (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009
Other Assets [Abstract]
Amortization of debt issuance costs	$ 33,001	$ 26,410	[1],[2]	$ 16,364
Debt issuance cost amortization period, start range	2012
Debt issuance cost amortization period, end range	2023

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Other Assets (Schedule Of Other Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Assets [Abstract]
Debt issuance costs	$ 148,675	$ 152,001
Other tangible fixed assets	3,802	9,634
Receivables from aircraft manufacturer	12,990	18,281
Prepaid expenses	4,601	5,539
Other receivables	11,291	23,686
Other assets, total	$ 181,359	$ 209,141

Accrued Expenses And Other Liabilities (Narrative) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Accrued Expenses And Other Liabilities [Abstract]
Weighted average amortization period for lease deficiency (months)	109	110

Accrued Expenses And Other Liabilities (Schedule Of Accrued Expenses And Other Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accrued Expenses And Other Liabilities [Abstract]
Guarantee liability		$ 1,251
Accrued expenses	29,682	73,691
Accrued interest	26,702	24,137
Lease deficiency	18,074	22,310
Accrued expenses and other liabilities	$ 74,458	$ 121,389

Debt (ECA-Guaranteed Financings) (Details) (USD $)	Mar. 23, 2012	Dec. 31, 2011	Jan. 31, 2006 ECA-Guaranteed Financings-A320 Aircraft [Member]	Apr. 30, 2003 ECA-Guaranteed Financings-A320 Aircraft [Member]	Dec. 31, 2008 ECA-Guaranteed Financings 2008-Airbus A330 And A320 Family Aircraft [Member]	Dec. 31, 2011 ECA-Guaranteed Financings 2008-Airbus A330 And A320 Family Aircraft [Member]	Dec. 31, 2011 ECA-Guaranteed Financings 2009-A320 Aircraft [Member]	Dec. 31, 2009 ECA-Guaranteed Financings 2009-A320 Aircraft [Member]	Mar. 31, 2009 ECA-Guaranteed Financings 2009-A320 Aircraft [Member]	Dec. 31, 2011 Minimum [Member] ECA-Guaranteed Financings-A320 Aircraft [Member]	Dec. 31, 2011 Maximum [Member] ECA-Guaranteed Financings-A320 Aircraft [Member]	Dec. 31, 2011 Maximum [Member] ECA-Guaranteed Financings 2008-Airbus A330 And A320 Family Aircraft [Member]	Dec. 31, 2011 AerVenture [Member] ECA-Guaranteed Financings 2009-A320 Aircraft [Member]
Debt Instrument [Line Items]
Credit facility, amount				$ 840,000,000	$ 1,400,000,000				$ 846,000,000
Maximum size of the facility increased			1,200,000,000		1,600,000,000
Three-month LIBOR ranges										0.12%	0.90%	1.47%
Debt, weighted average interest rate						3.02%
Debt, fixed interest rate							4.23%
Debt, floating interest rate							1.11%
Obligation to repay principal loans over term						ten or 12-year term	ten or 12-year term
Ownership percentage													100.00%
Book value of aircraft pledged to the ECA							$ 2,000,000,000
Number of additional aircraft			9		3
Number of aircraft delivered	4						5
Number of aircraft		251		20	15		44	20

Debt (ALS I And II Debt) (Details) (USD $)	Mar. 23, 2012	Dec. 31, 2011	May 07, 2007 ALS I Debt [Member]	May 08, 2007 ALS I Debt [Member]	Dec. 31, 2011 ALS I Debt [Member]	Dec. 31, 2007 ALS I Debt [Member]	Aug. 10, 2005 ALS I Debt [Member]	Dec. 31, 2011 ALS II Debt [Member]	Aug. 10, 2005 Jersey Charitable Trusts [Member] ALS I Debt [Member]	Aug. 10, 2005 AerCap Ireland [Member] ALS I Debt [Member]	Jun. 26, 2008 Class A-1 [Member] ALS II Debt [Member]
Debt Instrument [Line Items]
Ownership percentage									95.10%	4.90%
Issuance of securitized notes				$ 1,700,000,000
Additional interest expense						27,400,000
Maturity date of notes								Jun 26, 2038
Book value of aircraft pledged as collateral for debt					1,100,000,000			1,100,000,000
Notes payable											$ 0
Number of aircraft owned		251		70			42	30
Number of additional aircraft			4
Number of aircraft sold						51
Number of aircraft delivered	4							70
Number of aircraft pledged as collateral		38			51			30
Number of aircraft acquired				24
Aircraft available to lenders in case of bankruptcy					57

Debt (Revolving Credit Facility) (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2011 Revolving Credit Facility [Member]	Dec. 31, 2006 Revolving Credit Facility [Member]	Dec. 31, 2011 Jersey Charitable Trusts [Member] Revolving Credit Facility [Member]	Dec. 31, 2011 AerCap Ireland [Member] Revolving Credit Facility [Member]	Jun. 10, 2010 Class A Loans [Member] Revolving Credit Facility [Member]	Jun. 30, 2010 Class A Loans [Member] Revolving Credit Facility [Member]	Jun. 10, 2010 Class B Loans [Member] Revolving Credit Facility [Member]	Jun. 30, 2010 Class B Loans [Member] Revolving Credit Facility [Member]	Dec. 31, 2011 Boeing 737NG [Member] Minimum [Member] Revolving Credit Facility [Member]	Dec. 31, 2011 Boeing 737NG [Member] Maximum [Member] Revolving Credit Facility [Member]
Debt Instrument [Line Items]
Ownership percentage				95.00%	5.00%
Credit facility, amount			$ 1,000,000,000
Maximum advance limit of credit facility		775,000,000				705,500,000	830,000,000	144,500,000	170,000,000
Credit facility expiry date		May 9, 2011
Line of credit facility maximum borrowing capacity appraised value										73.00%	78.00%
Book value of aircraft pledged as collateral for debt		$ 600,000,000
Number of aircraft owned	251	18

Debt (Genesis Securitization Debt) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
Number of aircraft owned	251
Property Plant And Equipment, Number Of Aircraft Pledged As Collateral	38
Number of aircraft pledged as collateral	38
GFL Securitization Debt [Member]
Debt Instrument [Line Items]
Maturity date of notes	Dec 22, 2032
Book value of aircraft pledged as collateral for debt	$ 900,000,000
Number of aircraft owned	38	41
Credit Agricole [Member] | GFL Securitization Debt [Member]
Debt Instrument [Line Items]
Credit facility, amount	$ 60,000,000

Debt (TUI Portfolio Acquisition Facility) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Jun. 30, 2008
Debt Instrument [Line Items]
Number of aircraft owned	251
TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Credit facility, amount	$ 262,300,000	$ 448,600,000
One month LIBOR plus a margin	2.00%
Percentage of least ratio of tranche financed	43.00%
Book value of aircraft pledged as collateral for debt	$ 400,000,000
Number of aircraft owned		19
Number of aircraft pledged	15
Number of tranche aircraft to percentage of financed aircraft	1
AerCap Partners I [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Ownership percentage		50.00%
LIBOR Plus Margin 1.575 [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
One month LIBOR plus a margin	1.58%
LIBOR Plus Margin 1.75 [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
One month LIBOR plus a margin	1.75%
First Tranche [Member]
Debt Instrument [Line Items]
Maturity date of senior facility	Apr 1, 2015
Second Tranche [Member]
Debt Instrument [Line Items]
Maturity date of senior facility	Apr 1, 2012
Boeing 737-800 [Member]
Debt Instrument [Line Items]
Number of aircraft owned	12
Boeing 737-800 [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Number of aircraft owned	11
Boeing 757-200 [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Number of aircraft owned	6
Boeing 767-300 [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Number of aircraft owned	2

Debt (SkyFunding Facility) (Details) (USD $)	Mar. 23, 2012	Dec. 31, 2011	Dec. 31, 2011 SkyFunding Facility [Member]	Oct. 24, 2011 AerCap Ireland [Member] SkyFunding Facility [Member]	Dec. 31, 2011 LIBOR Plus Margin 2.85 [Member] SkyFunding Facility [Member]	Dec. 31, 2011 Before First Anniversary [Member] SkyFunding Facility [Member]	Dec. 31, 2011 After First And Before Second Anniversary [Member] SkyFunding Facility [Member]	Dec. 31, 2011 After The Second And Before The Third Anniversary [Member] SkyFunding Facility [Member]	Dec. 31, 2011 Boeing 737-800 [Member]	Dec. 31, 2011 Purchase-Leaseback [Member] Boeing 737-800 [Member]
Debt Instrument [Line Items]
Credit facility, amount				$ 402,000,000
Aggregate principal amount of the senior loans outstanding			133,700,000
Undrawn senior commitment available for drawdown under the facility			268,000,000
Number of aircraft		251							12	31
Aircraft pledged to lenders under the loan facility			$ 200,000,000
Credit facility expiration period			ten-year
Number of aircraft delivered	4		4
Total number of aircraft delivered	8
Total number of aircraft ordered			12
One month LIBOR plus a margin					2.85%
Debt, weighted average interest rate			4.39%
Prepayment fee						2.00%	1.50%	1.00%

Debt (Other Debt) (Details) (USD $) In Billions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Debt Instrument [Line Items]
Number of aircraft owned	251
Other Debt [Member]
Debt Instrument [Line Items]
Aggregate principal outstanding other debt	$ 1.6
Debt, Maturity	2023
Book value of aircraft pledged as collateral for debt	$ 1.7
Number of aircraft owned	51
Number of engines	7
Minimum [Member] | Other Debt [Member]
Debt Instrument [Line Items]
Debt, floating interest rate	0.24%
Debt, fixed interest rate	1.38%
Maximum [Member] | Other Debt [Member]
Debt Instrument [Line Items]
Debt, floating interest rate	5.50%
Debt, fixed interest rate	12.00%

Debt (Schedule Of Debt) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Debt Instrument [Line Items]
Debt	$ 6,111,165	[1]	$ 6,566,163
ECA-Guaranteed Financings [Member]
Debt Instrument [Line Items]
Debt	1,662,810	[1]	1,577,325
Debt, weighted average interest rate	2.48%	[2]
Debt, Maturity	2023
ALS I Debt [Member]
Debt Instrument [Line Items]
Debt	640,332	[1]	806,574
Debt, weighted average interest rate	0.53%	[2]
Debt, Maturity	2032
ALS II Debt [Member]
Debt Instrument [Line Items]
Debt	693,180	[1]	803,852
Debt, weighted average interest rate	2.13%	[2]
Debt, Maturity	2038
Revolving Credit Facility [Member]
Debt Instrument [Line Items]
Debt	461,421	[1]	591,676
Debt, weighted average interest rate	3.18%	[2]
Debt, Maturity	2016
GFL Securitization Debt [Member]
Debt Instrument [Line Items]
Debt	624,973	[1]	627,704
Debt, weighted average interest rate	0.52%	[2]
Debt, Maturity	2032
TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Debt	262,302	[1]	313,223
Debt, weighted average interest rate	1.93%	[2]
Debt, Maturity	2015
Skyfunding B737-800 Acquisition Facility [Member]
Debt Instrument [Line Items]
Debt	133,669	[1]
Debt, weighted average interest rate	3.86%	[2]
Debt, Maturity	2021
AT Revolving Credit Facility [Member]
Debt Instrument [Line Items]
Debt			291,628
Subordinated Debt Joint Ventures Partners [Member]
Debt Instrument [Line Items]
Debt	64,280	[1],[3]	87,568	[3]
Debt, weighted average interest rate	19.35%	[2],[3]
Debt, Maturity	2022	[3]
Other Debt [Member]
Debt Instrument [Line Items]
Debt	$ 1,568,198	[1]	$ 1,466,613
Debt, weighted average interest rate	4.19%	[2]
Debt, Maturity	2023

[1]	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.
[2]	The weighted average interest rate in the table above excludes the impact of derivative instruments, interest rate caps and interest rate swaps, which we hold to hedge our exposure to interest rates.
[3]	Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

Debt (Schedule Of Maturities Of Debt And Capital Lease Obligations) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Debt [Abstract]
2012	$ 800,861
2013	731,267
2014	739,025
2015	1,093,315
2016	909,666
Thereafter	1,837,031
Total maturities of debt and capital lease obligations	$ 6,111,165	[1]	$ 6,566,163

[1]	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.

Debt (Schedule Of Other Debt) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Debt Instrument [Line Items]
Other debt	$ 1,568,198
Pre-Delivery Payment Facilities [Member]
Debt Instrument [Line Items]
Other debt	47,436
Secured Aircraft Portfolio Transactions [Member]
Debt Instrument [Line Items]
Other debt	232,614
Secured Aircraft Financings [Member]
Debt Instrument [Line Items]
Other debt	1,000,302
Facilities For General Corporate Purposes [Member]
Debt Instrument [Line Items]
Other debt	170,000
Japanese Operating Lease [Member]
Debt Instrument [Line Items]
Other debt	75,011
Other Financings [Member]
Debt Instrument [Line Items]
Other debt	$ 42,835

Accrual For Onerous Contracts (Narrative) (Details)	12 Months Ended
Dec. 31, 2011
Accrual For Onerous Contracts [Abstract]
Number of leased aircraft	4
Lease maturity for operating leases	mature between 2012 and 2013

Accrual For Onerous Contracts (Summary Of Undiscounted Contracted Minimum Lease Payments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Accrual For Onerous Contracts [Abstract]
Head lease payments 2012	$ 11,822
Head lease payments 2013
Head lease payments	11,822
Sublease receipts 2012	7,550
Sublease receipts 2013	510
Sublease receipts	$ 8,060

Income Taxes (Narrative) (Details)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
The Netherlands [Member]
Income Tax Disclosure [Line Items]
Corporate income tax rate	25.00%	[1]	25.00%	[1]	25.50%	[1]
Ireland [Member]
Income Tax Disclosure [Line Items]
Corporate income tax rate	12.50%	[1]	12.50%	[1]	12.50%	[1]
United States Of America [Member]
Income Tax Disclosure [Line Items]
Corporate income tax rate	37.60%	[1]	37.60%	[1]	37.30%	[1]

[1]	The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

Income Taxes (Summary Of Income Tax Expense (Benefit) By Tax Jurisdiction) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	$ 15,940	$ 22,285		$ (568)
Current tax expense (benefit)	(480)	(91)		1,521
Income tax expense (benefit)	15,460	22,194	[1],[2],[3],[4]	953	[1],[2]	(833)	17,080
The Netherlands [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	4,322	6,085		(15,959)
Current tax expense (benefit)	1,250	673
Ireland [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	6,668	18,446		20,711
United States Of America [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	4,317	(2,252)		(5,444)
Current tax expense (benefit)	(1,730)	(764)		1,521
Sweden [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	633	6		171
Other [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)				$ (47)

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Income Taxes (Reconciliation Of Statutory Income Tax Expense/(Benefit)) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Income Taxes [Abstract]
Income tax expense at statutory income tax rate	$ 57,513,000		$ 65,848,000		$ 51,921,000
Valuation allowance	9,661,000	[1]	27,400,000	[1]	14,746,000	[1]
Income arising from non taxable items (permanent differences)	(8,089,000)	[2]	(20,454,000)	[2]	(13,836,000)	[2]
Tax on global activities	(43,625,000)	[3],[4]	(50,600,000)	[3],[4]	(51,878,000)	[3],[4]
Income Tax Expense (Benefit), Continuing Operations, Total	(42,053,000)		(43,654,000)		(50,968,000)
Income tax expense (benefit)	$ 15,460,000		$ 22,194,000	[5],[6],[7],[8]	$ 953,000	[5],[6]	$ (833,000)	$ 17,080,000

[1]	Relates to losses and credit forwards in our Dutch tax jurisdiction, which expire with time, triggering the valuation allowance.
[2]	Relates to non taxable income arising from aircraft with a higher tax basis.
[3]	The following tables summarizes our global tax activities into each specific tax jurisdiction for each of the years presented:
[4]	The tax variance as a result of global activities is mainly caused by our operations in countries with a lower statutory tax rate than the statutory tax rate in The Netherlands.
[5]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[6]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[7]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[8]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Income Taxes (Schedule Of Global Tax Activities) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	$ 197,696,000		$ 181,576,000		$ 148,270,000
Tax variance as a result of global activities	(43,625,000)	[1],[2]	(50,600,000)	[1],[2]	(51,878,000)	[1],[2]
Income arising from non taxable items	32,355,000		76,650,000		55,340,000
Income from continuing operations before income tax	230,051,000		258,226,000	[3],[4],[5],[6]	203,610,000	[3],[4]	138,643,000	191,214,000
The Netherlands [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	(33,149,000)		(82,943,000)		(120,135,000)
Local statutory tax rate	25.00%	[7]	25.00%	[7]	25.50%	[7]
Variance to Dutch statutory tax rate of 25.5%					0.00%
Variance to Dutch statutory tax rate of 25.0%	0.00%		0.00%
Tax variance as a result of global activities		[2]		[2]		[2]
Ireland [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	91,973,000		147,291,000		162,520,000
Local statutory tax rate	12.50%	[7]	12.50%	[7]	12.50%	[7]
Variance to Dutch statutory tax rate of 25.5%					(13.00%)
Variance to Dutch statutory tax rate of 25.0%	(12.50%)		(12.50%)
Tax variance as a result of global activities	(11,497,000)	[2]	(18,411,000)	[2]	(21,128,000)	[2]
United States Of America [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	5,204,000		(7,676,000)		(10,519,000)
Local statutory tax rate	37.60%	[7]	37.60%	[7]	37.30%	[7]
Variance to Dutch statutory tax rate of 25.5%					11.80%
Variance to Dutch statutory tax rate of 25.0%	12.60%		12.60%
Tax variance as a result of global activities	656,000	[2]	(967,000)	[2]	(1,241,000)	[2]
Sweden [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	3,384,000		26,000		912,000
Local statutory tax rate	18.70%	[7]	18.70%	[7]	19.00%	[7]
Variance to Dutch statutory tax rate of 25.5%					(6.50%)
Variance to Dutch statutory tax rate of 25.0%	(6.30%)		(6.30%)
Tax variance as a result of global activities	(213,000)	[2]	(2,000)	[2]	(59,000)	[2]
Isle Of Man [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	130,284,000		124,878,000		115,492,000
Local statutory tax rate	0.00%	[7]	0.00%	[7]	0.00%	[7]
Variance to Dutch statutory tax rate of 25.5%					(25.50%)
Variance to Dutch statutory tax rate of 25.0%	(25.00%)		(25.00%)
Tax variance as a result of global activities	$ (32,571,000)	[2]	$ (31,220,000)	[2]	$ (29,450,000)	[2]

[1]	The following tables summarizes our global tax activities into each specific tax jurisdiction for each of the years presented:
[2]	The tax variance as a result of global activities is mainly caused by our operations in countries with a lower statutory tax rate than the statutory tax rate in The Netherlands.
[3]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[4]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[5]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[6]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").
[7]	The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

Income Taxes (Deferred Tax Assets And Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Tax Disclosure [Line Items]
Valuation allowance on tax assets	$ (54,357)	$ (44,696)	$ (17,296)	$ (2,550)
The Netherlands [Member]
Income Tax Disclosure [Line Items]
Depreciation/Impairment	(15,251)	(13,686)
Debt
Share-based compensation
Inventory
Intangibles
Lessee receivables
Loss-making contracts
Interest expense
Accrued maintenance liability		(2,574)
Obligations under capital leases and debt obligations
Investments
Losses and credits forward	(73,861)	(64,346)
Other	(2,222)	(4,610)
Valuation allowance on tax assets	54,357	44,696
Net deferred tax (asset) liability	(36,977)	(40,520)
Ireland [Member]
Income Tax Disclosure [Line Items]
Depreciation/Impairment	146,675	73,704
Debt	16,516	18,662
Share-based compensation
Inventory
Intangibles	2,452	3,800
Lessee receivables
Loss-making contracts
Interest expense
Accrued maintenance liability	(3,859)	2,320
Obligations under capital leases and debt obligations	(6,064)	(6,484)
Investments	(2,500)	(2,500)
Losses and credits forward	(186,477)	(126,049)
Other	1,157	1,571
Valuation allowance on tax assets
Net deferred tax (asset) liability	(32,100)	(34,976)
United States Of America [Member]
Income Tax Disclosure [Line Items]
Depreciation/Impairment	(1,599)	32,284
Debt
Share-based compensation		(778)
Inventory		(6,575)
Intangibles		4,581
Lessee receivables		(611)
Loss-making contracts	1,828	(481)
Interest expense	(8,174)	(12,936)
Accrued maintenance liability	(1,731)	(6,804)
Obligations under capital leases and debt obligations
Investments
Losses and credits forward	(6,058)	(15,745)
Other	814	(3,528)
Valuation allowance on tax assets
Net deferred tax (asset) liability	(14,920)	(10,593)
Sweden [Member]
Income Tax Disclosure [Line Items]
Depreciation/Impairment
Debt
Share-based compensation
Inventory
Intangibles
Lessee receivables
Loss-making contracts
Interest expense
Accrued maintenance liability
Obligations under capital leases and debt obligations
Investments
Losses and credits forward	(7,316)	(8,471)
Other	55
Valuation allowance on tax assets
Net deferred tax (asset) liability	$ (7,261)	$ (8,471)

Income Taxes (Summary Of Valuation Allowance) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Abstract]
Valuation allowance at beginning of period	$ 44,696	$ 17,296	$ 2,550
Increase of allowance to income tax provision	9,661	27,400	14,746
Valuation allowance at end of period	$ 54,357	$ 44,696	$ 17,296

Share Capital (Details) In Thousands, except Share data, unless otherwise specified	0 Months Ended				12 Months Ended					12 Months Ended		0 Months Ended
	Nov. 02, 2011 USD ($)	Aug. 06, 2007	Nov. 27, 2006 USD ($)	Nov. 10, 2006 EUR (€)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2011 AerCap Holdings C.V. [Member] USD ($)	Nov. 10, 2006 AerCap Holdings C.V. [Member] EUR (€)	Dec. 31, 2011 Limited Partners [Member] AerCap Holdings C.V. [Member]	Dec. 31, 2011 General Partner [Member] AerCap Holdings C.V. [Member]	Mar. 25, 2010 Genesis [Member]	Nov. 11, 2010 Waha Capital PJSC [Member]
Share Capital [Line Items]
Partnership capital								$ 370,000
Number of partners										4	1
Shares outstanding				78,236,957		149,232,426	149,232,426	45,000
Share split, effective date				November 10, 2006
Share split, conversion ratio				1,738.6
Ordinary share capital, shares issued			26,100,000	78,236,957		149,232,426	149,232,426
Ordinary share, par value				€ 0.01			€ 0.01		€ 1
Cash received for new shares issued						785,703
Issuance of equity capital, sale price per share			$ 23
Proceeds from initial public offering			143,017
Repayment of senior and subordinated debt					168,600
Write off debt issuance costs					3,300
Prepayment penalties paid					1,686
Shares issued for acquisition												34,348,858	29,846,611
Shares authorized						250,000,000	250,000,000
Public offering		20,000,000	6,800,000
Treasury stock acquired, shares	9,402,663
Consideration for repurchase of ordinary shares	$ 100,000				$ 100,000
Average share price of shares repurchased	$ 10.64
Treasury stock, shares							9,332,982

Share-Based Compensation (Narrative) (Details) (USD $)	12 Months Ended					12 Months Ended		12 Months Ended						12 Months Ended			12 Months Ended										12 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2011 Cerberus Funds [Member] years	Jun. 30, 2005 Cerberus Funds [Member]	Dec. 31, 2011 NV Equity Plan [Member]	Dec. 31, 2011 Stock Options [Member] years	Dec. 31, 2010 Stock Options [Member]	Dec. 31, 2009 Stock Options [Member]	Dec. 31, 2008 Stock Options [Member]	Dec. 31, 2011 Restricted Share Units [Member]	Dec. 31, 2011 Key Employees [Member] NV Equity Plan [Member]	Dec. 31, 2011 Former Employees [Member] NV Equity Plan [Member]	Dec. 31, 2011 Former Non-Executive Directors [Member] NV Equity Plan [Member]	Dec. 31, 2011 May 31,2014 [Member] Restricted Share Units [Member]	Dec. 31, 2011 March 31, 2015 [Member] Restricted Share Units [Member]	Dec. 31, 2011 May 31, 2013 [Member] Restricted Share Units [Member]	Dec. 31, 2011 February 28, 2015 [Member] Restricted Share Units [Member]	Dec. 31, 2011 May 31, 2015 [Member] Restricted Share Units [Member]	Dec. 31, 2011 2012 [Member] Restricted Stock [Member]	Dec. 31, 2011 2013 [Member] Restricted Stock [Member]	Dec. 31, 2011 2014 [Member] Restricted Stock [Member]	Dec. 31, 2011 2015 [Member] Restricted Stock [Member]	Dec. 31, 2011 Maximum [Member] NV Equity Plan [Member]	Dec. 31, 2011 Minimum [Member] NV Equity Plan [Member]	Dec. 31, 2011 Minimum [Member] Key Employees [Member]	Dec. 31, 2011 Minimum [Member] Key Employees [Member] NV Equity Plan [Member]
Share-Based Compensation [Line Items]
Exchange right, exercisable period						3
Exchange right, extended exercisable period						2
Exchange right, expiration date						November 27, 2013
Ownership percentage							100.00%																					10.00%
Equity awards available for grants								4,251,848
Award vesting period, in years								10 years						5 years
Percentage of stock option price per share, options granted																											100.00%		110.00%
Aggregate fair market value of stock options exercised																										$ 100,000,000
Stock options outstanding, shares	2,057,203	2,283,541		2,575,000	2,887,500										2,012,254	44,949
Stock options outstanding, weighted average remaining contractual term, years									6.1
Stock options issued, weighted average grant date fair value												$ 1.52
Total stock-based compensation	6,236,000	3,402,000	[1],[2]	3,910,000					1,431,000	2,339,000	3,563,000
Expected recognition of share-based compensation																						$ 5,600,000	$ 5,200,000	$ 4,800,000	$ 1,700,000
Restricted share units, expected to vest																	100,000	435,000	200,000	100,000	925,000
Expected date of vesting																	May 31, 2014	March 31, 2015	May 31, 2013	February 28, 2015	May 31, 2015
Restricted share units outstanding	745,965	745,965		2,211,360	2,457,098								1,760,000

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Share-Based Compensation (Schedule Of Stock Option Assumptions) (Details)	12 Months Ended
Dec. 31, 2011 years
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility, minimum	38.25%
Volatility, maximum	39.90%
Expected life, minimum (years)	5
Expected life, maximum (years)	5.93
Risk-free interest rate, minimum	4.67%
Risk-free interest rate, maximum	4.72%
Dividend yield rate	0.00%
NV Equity Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility, minimum	33.92%
Volatility, maximum	38.42%
Expected life, minimum (years)	5.33
Expected life, maximum (years)	6.53
Risk-free interest rate, minimum	1.89%
Risk-free interest rate, maximum	4.20%
Dividend yield rate	0.00%

Share-Based Compensation (Schedule Of Restricted Shares/Options Activity) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share-Based Compensation [Abstract]
Beginning outstanding, Number of Restricted Shares/Options	745,965	2,211,360	2,457,098
Forfeitures, Number of Restricted Shares/Options			(245,738)
Exercises of Cerberus Funds shares/options for direct holdings of AerCap shares, Number of Restricted Shares/Options		(1,465,395)
Ending outstanding, Number of Restricted Shares/Options	745,965	745,965	2,211,360

Share-Based Compensation (Summary Of NV Equity Plan Activity) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share-Based Compensation [Abstract]
Options outstanding at beginning, Number of Options	2,283,541	2,575,000	2,887,500
Options outstanding at beginning, Weighted Average Exercise Price
Forfeitures, Number of Options	(150,000)	(612,500)	(312,500)
Forfeitures, Weighted Average Exercise Price
Options exercised during year, Number of Options	(100,000)
Options exercised during year, Weighted Average Exercise Price	$ 2.95
Options issued during year, Number of Options	23,662	321,041
Options issued during year, Weighted Average Exercise Price	$ 11.29	$ 22.54
Options outstanding at ending, Number of Options	2,057,203	2,283,541	2,575,000
Options outstanding at ending, Weighted Average Exercise Price

Segment Information (Schedule Of Lease Revenue By Segment) (Details) (Customer Concentration Risk [Member], Total Lease Revenue [Member])	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Russia [Member]
Segment Reporting Information [Line Items]
Percentage of lease revenue	10.30%	11.30%	6.90%
Germany [Member]
Segment Reporting Information [Line Items]
Percentage of lease revenue	9.30%	12.00%	16.30%
Minimum [Member]
Segment Reporting Information [Line Items]
Percentage of lease revenue	10.00%

Segment Information (Schedule Of Long-Lived Assets By Segment) (Details) (Customer Concentration Risk [Member], Long-Lived Assets [Member])	Dec. 31, 2011
Russia [Member]
Segment Reporting Information [Line Items]
Percentage of long-lived assets	10.70%
Minimum [Member]
Segment Reporting Information [Line Items]
Percentage of long-lived assets	10.00%

Selling, General And Administrative Expenses (Schedule Of Selling General And Administrative Expenses ) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 employees		Dec. 31, 2010 employees		Dec. 31, 2009 employees		Dec. 31, 2008	Dec. 31, 2007
Selling, General And Administrative Expenses [Line Items]
Persons in employment	153		356		345
Personnel expenses	$ 52,262	[1],[2]	$ 39,708	[1],[2]	$ 40,684	[1],[2]
Travel expenses	5,862		5,130		5,216
Professional services	13,159		13,752		12,217
Office expenses	3,943		4,067		3,368
Directors expenses	5,582		4,789		3,382
Aircraft management fee	26,841	[3]	6,395	[3]
Mark-to-market on derivative instruments and foreign currency results	2,811		(1,651)		4,148
Other expenses	10,286		8,437		7,613
Total selling, general and administrative expenses	120,746	[4]	80,627	[4],[5],[6],[7],[8]	76,628	[4],[5],[6]	85,630	79,598
Share-based compensation	6,159		2,875		2,986
Termination and severance payments	5,151
Genesis Lease Limited [Member]
Selling, General And Administrative Expenses [Line Items]
One-off charge related to buy-out of servicing rights	$ 24,500

[1]	Includes share-based compensation of $2,986, $2,875 and $6,159 in the years ended December 31, 2009, 2010 and 2011, respectively.
[2]	Includes termination and severance payments of $5,151 in the year ended December 31, 2011.
[3]	Includes a one-off charge of $24,500 relating to the buy-out of the Genesis portfolio servicing rights in the year ended December 31, 2011.
[4]	Includes share based compensation of $3.0 million ($2.6 million, net of tax), $2.9 million ($2.5 million, net of tax) and $6.2 million ($5.4, net of tax) in the years ended December 31, 2009, 2010 and 2011 respectively.
[5]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[6]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[7]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[8]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Other Expenses (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2009
Other Expenses [Abstract]
Other expenses	$ 2,965	[1],[2]

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.

Asset Impairment (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Asset Impairment [Line Items]
Impairment charges	$ 23,323,000	$ 11,764,000	$ 32,378,000
Number of aircraft passed in recoverability test	22
Number of aircraft owned	251
Threshold for aircraft	10.00%
Number of aircraft do not exceed threshold of 10%	9
Flight Equipment Held For Operating Leases [Member]
Asset Impairment [Line Items]
Number of aircraft owned	245
Air Transportation Equipment [Member]
Asset Impairment [Line Items]
Impairment charges	2,800,000
Number of aircraft impaired	1
Aggregate carrying value of nine aircrafts	104,800,000
A320 Aircraft And Boeing 737 Classic [Member]
Asset Impairment [Line Items]
Impairment charges	15,600,000
A320 Aircraft [Member]
Asset Impairment [Line Items]
Number of aircraft impaired	4
Boeing 737 Classic [Member]
Asset Impairment [Line Items]
Number of aircraft impaired	1
Engines [Member]
Asset Impairment [Line Items]
Number of engines impaired	2
Older Than 15 Years [Member]
Asset Impairment [Line Items]
Number of aircraft owned	23
Older Than 15 Years [Member] | Flight Equipment Held For Operating Leases [Member]
Asset Impairment [Line Items]
Aircraft book value, net	265,400,000
Percentage of total flight equipment held for operating lease	3.40%
Estimated undiscounted cash flows	305,800,000
Percentage of total value excess over carrying value	33.00%
Maximum [Member] | Older Than 15 Years [Member] | Flight Equipment Held For Operating Leases [Member]
Asset Impairment [Line Items]
Percentage of total value excess over carrying value	198.00%
Minimum [Member]
Asset Impairment [Line Items]
Aircraft impairment analysis, age of aircraft, years	15
Minimum [Member] | Older Than 15 Years [Member] | Flight Equipment Held For Operating Leases [Member]
Asset Impairment [Line Items]
Percentage of total value excess over carrying value	2.00%
Intangible Lease Premium [Member] | Engines [Member]
Asset Impairment [Line Items]
Impairment charges	$ 4,300,000

Asset Impairment (Schedule Of Asset Impairment) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Asset Impairment [Abstract]
Flight equipment (Note 5)	$ 23,323	$ 11,764		$ 32,378
Discontinued operations	(8,902)	(3,532)		(13,741)
Intangible lease premium (Note 9)	1,173	2,673		196
Asset impairment	$ 15,594	$ 10,905	[1],[2],[3],[4]	$ 18,833	[1],[2]	$ 5,282

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Earnings Per Ordinary Share (Computations Of Basic And Diluted Earnings Per Ordinary Share) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Earnings Per Ordinary Share [Abstract]
Net income for the computation of basic and diluted earnings per share	$ 172,224	$ 207,573	[1],[2],[3],[4]	$ 165,166	[1],[2]	$ 151,806	$ 188,453
Weighted average shares outstanding, basic and diluted	146,587,752	114,952,639	[1],[2],[3],[4]	85,036,957	[1],[2]	85,036,957	85,036,957
Basic and diluted earnings per ordinary share	$ 1.17	$ 1.81	[1],[2],[3],[4]	$ 1.94	[1],[2]	$ 1.79	$ 2.22
Antidilutive shares	3,800,000

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Related Party Transactions (Details) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended									12 Months Ended							0 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2011 Credit Agricole [Member]	Dec. 31, 2011 China Aviation Supplies Holding Company [Member]	Dec. 31, 2011 AerDragon [Member]	Dec. 31, 2011 AerCo [Member]	Dec. 31, 2010 AerCo [Member]	Dec. 31, 2009 AerCo [Member]	Dec. 31, 2007 AerCo [Member]	Dec. 31, 2006 AerCo [Member]	Nov. 11, 2010 AerVenture [Member]	Nov. 11, 2010 Waha [Member]	Nov. 11, 2010 CRJ Aircraft [Member]
Related Party Transaction [Line Items]
Ownership percentage								25.00%	50.00%								40.00%	50.00%
Interest in the joint venture company																50.00%		50.00%
Guarantee fee received for management services										$ 800,000
Proceeds from interest received														1,700,000	400,000
Management services fees received	19,059,000	12,975,000	[1],[2],[3],[4]	12,964,000	[1],[2]	11,749,000	14,343,000				3,300,000	4,100,000	4,600,000
New shares issued for acquisition																	29.8
Cash received for shares issued																	$ 105,000,000
Number of aircrafts owned	251																	4

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	Includes the results of Genesis Lease Limited ("Genesis") for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha Capital PJSC ("Waha").

Commitments And Contingencies (Narrative) (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended
	Mar. 16, 2009	Jul. 31, 2011	Dec. 30, 2008	Dec. 31, 2011 VASP Litigation [Member]	Jul. 31, 2006 VASP Litigation [Member]	Dec. 31, 2011 Aircraft [Member] VASP Litigation [Member]	Dec. 31, 2011 Engines [Member] VASP Litigation [Member]	Dec. 31, 2011 Engines [Member] Transbrasil Litigation [Member]
Capital Leased Assets [Line Items]
Number of capital leased assets						13	3	2
Claim award for loss of profit plus accrued interest	$ 40
Number of leases that company incurred obligations due to another company's default			7	9	7
Lease agreements awarded default judgement	7
Aggregate amount due from AerCap		$ 210

Commitments And Contingencies (Schedule Of Rent Expense) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
2012	$ 11,822
2013
Head lease payments	11,822
Property Rental Agreements [Member]
Property, Plant and Equipment [Line Items]
2012	2,084
2013	1,199
2014	915
2015	923
2016	600
Thereafter	713
Head lease payments	$ 6,434

Fair Value Measurements (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment charges	$ 23,323	$ 11,764	$ 32,378
A320 Aircraft And Boeing 737 Classic [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment charges	15,600
A320 Aircraft [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Number of aircraft impaired	4
Boeing 737 Classic [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Number of aircraft impaired	1
Engines [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Number of engines impaired	2
Intangible Lease Premium [Member] | Engines [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment charges	$ 4,300

Fair Value Measurements (Schedule Of Financial Assets And Liabilities Measured At Fair Value On Recurring Basis) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash and cash equivalents	$ 411,081	$ 404,450
Restricted cash	237,325	222,464
Derivative assets	21,050	55,211
Derivative liabilities	(27,159)	(55,769)
Net assets (liabilities)	642,297
Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash and cash equivalents	411,081
Restricted cash	237,325
Net assets (liabilities)	648,406
Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets	21,050
Derivative liabilities	(27,159)
Net assets (liabilities)	$ (6,109)

Fair Value Measurements (Carrying Amounts And Fair Values Of Financial Instruments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Fair Value Measurements [Abstract]
Restricted cash, Book value	$ 237,325		$ 222,464
Derivative assets, Book value	21,050		55,211
Cash and cash equivalents, Book value	411,081		404,450	[1],[2]	182,617	[1],[2]	193,563
Assets, Book value	669,456		682,125
Debt, Book value	6,111,165	[3]	6,566,163
Derivative liabilities, Book value	27,159		55,769
Liabilities, Book value	6,138,324		6,621,932
Restricted cash, Fair value	237,325		222,464
Derivative assets, Fair value	21,050		55,211
Cash and cash equivalents, Fair value	411,081		404,450
Assets, Fair value	669,456		682,125
Debt, Fair value	5,710,399		6,177,381
Derivative liabilities, Fair value	27,159		55,769
Liabilities, Fair value	$ 5,737,558		$ 6,233,150

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010 and the issue of shares to Genesis and Waha.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[3]	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.